UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Global Long/Short Equity Fund

BlackRock India Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2013

Date of reporting period: 07/31/2013

Item 1 – Report to Stockholders

JULY 31, 2013

ANNUAL REPORT

BlackRock FundsSM
>   BlackRock Emerging Markets Long/Short Equity Fund

>   BlackRock Global Long/Short Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK FUNDS	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013	BlackRock Emerging Markets Long/Short Equity Fund

Investment Objective

BlackRock Emerging Markets Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund’s Institutional Share Class outperformed the benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index, while the Investor A Shares performed in line and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•	As part of its investment strategy, the Fund uses derivatives, including total return swaps, to achieve exposure to a market or to hedge market and/or equity risks. Through its use of total return swaps, the Fund’s performance is attributable to effective stock selection based on bottom-up security analysis coupled with a long-short approach to controlling the Fund’s exposure to trends in emerging markets. The Fund performed well in Asia, with the strongest returns coming from stock selection within Taiwan. Long positions in consumer durables were particularly beneficial as Taiwanese companies such as bike maker Merida Industry Co. Ltd. and footwear manufacturer Pou Chen Corp. delivered steady returns over the period. The Fund was long in these names as they had demonstrated consistent profit growth over time, a characteristic that was especially prized by investors in the challenging environment for many emerging economies during the period. At the same time, companies that fell short of earnings expectations suffered heavy selling pressure. The Fund’s bottom-up approach to measuring earnings consistency was effective in identifying opportunities to generate returns on short positions in such companies. Most notably, the Fund benefited from short positions within consumer durables in Korea including kitchenware manufacturer Lock & Lock Co. Ltd.
•	Detracting from performance was the Fund’s positioning within Latin America, particularly due to weak stock selection in Brazil. Long positions in utilities stocks, including two of the largest power producers in Brazil, Cia Energetica de Sao Paulo and Cia Energetica de Minas Gerias, hurt results as investors shunned the industry due to concerns about a draft law on the expiration of concessions with uncertain implications for future pricing of utilities contracts. Some of these losses were offset by the Fund’s utilities positions in other regions, including short positions in Russia and long positions in Indonesia where politics and policy did not pose a threat to the industry.
•	The Fund succeeded in mitigating many of the risks inherent in emerging market investing. Throughout this particularly volatile period, the Fund maintained its portfolio volatility at a level that was one-third or lower than that of the emerging equity market.

Describe recent portfolio activity.

•	During the 12-month period, evidence pointed to the very strong persistence of fundamental trends. That is, companies that began the period struggling to deliver profit growth or meet earnings expectations struggled more and more as the period progressed, while companies that had fared well grew increasingly stronger. In this environment, Fund management continued to rely largely upon measures of consistency in fundamentals to drive decisions in taking key long and short positions, but also took into account material price movements or changing information that impacted the opportunity set while seeking to capitalize upon these trends.
•	In consumer durables, the Fund increased its long positions in Taiwan as earnings growth continued to strengthen in these companies. With respect to short positions in this segment, the Fund shifted its focus from Korea to Turkey as price movements and new information resulted in more opportunities to capitalize on trends emerging in weaker companies in Turkey.
•	The Fund’s cash exposure had no material impact on performance as the Fund expresses long and short positions via the use of derivatives. The Fund was fully invested throughout the period.

Describe portfolio positioning at period end.

•	As of period end, the Fund’s most significant positions were in chemicals and automotive stocks. In chemicals, the Fund was positioned to benefit from a decline in a number of Mexican chemical companies. One of the larger exposures was a short position in chemical producer Mexichem SAB de CV. In contrast, the Fund held long positions in many chemical companies in Asia where improving fundamentals have been building momentum and stock prices have been slow to react. In automobiles, the Fund’s positioning was focused on Asia with key long positions in Korea and China and key short positions in Taiwan. The Korean and Taiwanese positions were more concentrated in suppliers whereas the Chinese positions were a broader mix of both manufacturers and suppliers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
4	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Emerging Markets Long/Short Equity Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal conditions, the Fund invests at least 80% of its total assets in global equity instruments and related derivative instruments issued by, or tied economically to, companies in emerging markets.
[3]	This unmanaged index measures returns of three-month Treasury bills.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.56%	0.33%	N/A	4.23%	N/A
Investor A	0.47	0.12	(5.14)%	3.98	0.95%
Investor C	0.00	(0.70)	(1.70)	3.13	3.13
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.05	0.11	N/A	0.09	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on October 6, 2011.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,005.60	$8.50	$1,000.00	$1,016.31	$8.55	1.71%
Investor A	$1,000.00	$1,004.70	$9.64	$1,000.00	$1,015.17	$9.69	1.94%
Investor C	$1,000.00	$1,000.00	$13.49	$1,000.00	$1,011.31	$13.56	2.72%
[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	5

Fund Summary as of July 31, 2013	BlackRock Global Long/Short Equity Fund

Investment Objective

BlackRock Global Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

Portfolio Management Commentary

How did the Fund perform?

•	Since its inception on December 20, 2012 through July 31, 2013, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month US Treasury Bill Index.

What factors influenced performance?

•	As part of its investment strategy, the Fund uses derivatives, including total return swaps, to achieve exposure to a market or to hedge market and/or equity risks. Through its use of total return swaps, the Fund’s performance is attributable to effective stock selection based on bottom-up security analysis coupled with a long-short approach to controlling the Fund’s exposure to trends in emerging markets. The Fund benefited from its short positions in companies with greater sensitivity to growth in China including Australian metals and mining names, energy companies and Chinese coal producers. The largest individual contributor to performance was the Fund’s short position in Chinese coal producer Yanzhou Coal Mining Co. Ltd., which fell sharply in the latter part of the period as the pricing environment made it difficult for the company to finance its recent capacity expansion in China. Also boosting the Fund’s results for the period was country positioning. Overall short positions in Australia and Canada proved beneficial as these markets were hurt by lowered expectations for Chinese economic growth.
•	Positive returns also came from stock selection among oil and gas companies. Specifically, the Fund benefited from purchasing US oil refiners while shorting US coal producers and European oil refiners. Notable individual contributors included a long position in US oil refiner Tesoro Corp. and short positions in Spanish refiner Repsol SA and US coal producer Alpha Natural Resources, Inc. Elsewhere, positive returns came from long positions in the automobile industry, which showed signs of improvement in the United States and Europe, including stand-out performers, Lear Corp. (United States) and Isuzu Motors (Japan). The Fund’s positive stance on the European recovery proved beneficial, with strong gains on long positions in European banks with international exposure such as Aareal Bank AG (Germany), Societe Generale (France), Royal Bank of Scotland (UK) and Banco Bilbao Vizcaya Argentaria, SA (“BBVA”) (Spain). From a broader perspective, the Fund’s overall net long market position (i.e., total long positions minus total short positions) had a positive impact on results for the period as asset prices rebounded during the period amid renewed economic strength and monetary stimulus.
•	Detracting from performance was the Fund’s net short position in Italy as Italian equities rallied during the period.

Describe recent portfolio activity.

•	During the period, the Fund maintained an overall net long exposure to the market, which was slightly reduced in recent months as valuations became more expensive.
•	The Fund increased its long exposure to financials, especially the large international banks BBVA and Societe Generale, which were attractively priced after a period of selling pressure due to concerns about debt troubles in peripheral European countries. The Fund also added to positions in large US banks including Citigroup and JP Morgan as write-down activity slowed and sentiment improved in the financial sector. Long positions in banks with global capital markets exposure served as a means for the Fund to capitalize on global growth. In other sectors, the Fund took some profits on short positions in the metals and mining space and in gold stocks in the latter part of the period. While these short positions were substantially reduced, they were not eliminated.
•	On a country basis, the Fund increased its long position in Spain with a focus on retailers and banks as Fund management anticipates a faster recovery in Spain than other peripheral countries such as Italy. The Fund reduced its long position in the United States as a stronger US dollar is likely to challenge US firms, especially exporters.
•	The Fund’s cash exposure had no material impact on performance as the Fund expresses long and short positions via the use of derivatives. The Fund was fully invested throughout the period.

Describe portfolio positioning at period end.

•	As of period end, the Fund’s overall net market exposure was long at approximately 12% of net assets, reflecting a cautious view on the global marketplace. At the country level, the Fund was long in the United States and Spain, while it was short in Canada, Sweden and Australia. From an industry perspective, the Fund held long exposures to US diversified financials and auto and auto components, while it was short in capital goods, diversified metals and precious metals. The Fund’s largest long positions at period end included LyondellBasell Industries NV (Netherlands), Citigroup and JP Morgan (United States). The most significant short positions were Air Products & Chemicals (United States), Man STA (Germany) and Rockwell Collins (United States).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
6	BLACKROCK FUNDS	JULY 31, 2013

BlackRock Global Long/Short Equity Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	Under normal conditions, the Fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets.
[3]	This unmanaged index measures returns of three-month Treasury bills.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

		Total Returns[5]
		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge
Institutional	10.04%	12.90%	N/A
Investor A	9.94	12.80	6.88%
Investor C	9.56	12.30	11.30
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.05	0.05	N/A
[5]	Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.
[6]	The Fund commenced operations on December 20, 2012.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,100.40	$9.11	$1,000.00	$1,016.12	$8.75	1.75%
Investor A	$1,000.00	$1,099.40	$10.36	$1,000.00	$1,014.88	$9.99	2.00%
Investor C	$1,000.00	$1,095.60	$14.29	$1,000.00	$1,011.16	$13.71	2.75%
[7]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	JULY 31, 2013	7

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived and/or reimbursed a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	JULY 31, 2013

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including foreign currency exchange contracts and swaps, as specified in Note 3 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

Portfolio Information as of July 31, 2013

BlackRock Emerging Markets Long/Short Equity Fund

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
Taiwan	11%	8%	19%
South Korea	9	7	16
China	6	5	11
Brazil	4	6	10
South Africa	4	3	7
Mexico	3	3	6
Hong Kong	2	2	4
Russia	2	2	4
Turkey	2	2	4
Thailand	2	1	3
Malaysia	2	1	3
Panama	2	0	2
Other[2]	7	4	11
Total	56%	44%	100%

BlackRock Global Long/Short Equity Fund

	Percent of Total Investments[1]
Geographic Allocation	Long	Short	Total
United States	32%	29%	61%
Germany	4	2	6
United Kingdom	4	1	5
Canada	1	4	5
Netherlands	3	0	3
France	1	2	3
Spain	3	0	3
Japan	2	1	3
Sweden	0	3	3
Australia	0	2	2
Other[3]	3	3	6
Total	53%	47%	100%
[1]	Total investments include the gross notional values of long and short positions of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
[2]	Other includes a 1% or less investment in each of the following countries: Argentina, Canada, Chile, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Luxembourg, Philippines, Poland, Spain, United Kingdom and United States.
[3]	Other includes a 1% or less investment in each of the following countries: Austria, Belgium, Brazil, China, Denmark, Finland, Hong Kong, Ireland, Israel, Italy, Luxembourg, Mauritius, Norway, Panama, Portugal, Singapore and Switzerland.
BLACKROCK FUNDS	JULY 31, 2013	9

Schedule of Investments July 31, 2013	BlackRock Emerging Markets Long/Short Equity Fund (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (a)(b)	622,257,520	$622,257,520
Total Short-Term Securities (Cost — $622,257,520*) — 100.2%		622,257,520
Liabilities in Excess of Other Assets — (0.2)%		(1,034,889)
Net Assets — 100.0%		$621,222,631

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Investments in issuers considered to be an affiliate of the Fund during the year ended July, 2013, for purposes of Section 2(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income	Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	195,668,859	426,588,661	622,257,520	$436,838	$4,412

(b)	Represents the current yield as of report date.
•	Total return swaps outstanding as of July 31, 2013 were as follows:[1]

Reference Entity	Counterparty	Expiration Dates	Notional Amount	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities Long/Short:	Goldman Sachs & Co.	8/16/13–2/03/15	$30,932,003	$16,597,398	[2]	$49,941,000
	Morgan Stanley & Co, Inc.	10/06/14-7/03/16	$42,135,748	10,165,134	[3]	51,919,730
	UBS AG	11/04/13-5/02/18	$46,846,657	8,062,254	[4]	53,571,671

Total				$34,824,786		$155,432,401
[1]	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the currencies of the securities underlying the total return swap.
[2]	Amount includes $2,411,599 of dividends and financing income payable from the Fund to the counterparty.
[3]	Amount includes $(381,152) of dividends and financing income payable from the Fund to the counterparty.
[4]	Amount includes $(1,337,240) of dividends and financing income payable from the Fund to the counterparty.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR CAD DKK EUR GBP GDR JPY HKD SEK USD	American Depositary Receipts Canadian Dollar Danish Krone Euro British Pound Global Depositary Receipts Japanese Yen Hong Kong Dollar Swedish Krona US Dollar

See Notes to Financial Statements.

10	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2013:

	Shares	Value
Reference Entity — Long
Argentina
Banco Macro SA — ADR	12,561	$189,043
Ternium SA — ADR	34,736	777,044
		966,087
Brazil
AES Tiete SA, Preference Shares	114,100	1,127,821
Banco do Brasil SA	30,800	306,063
Banco Santander Brasil SA	17,000	101,418
Banco Santander Brasil SA — ADR	34,069	205,095
BRF — Brasil Foods SA	54,800	1,167,414
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	57,600	2,554,866
Cia de Saneamento Basico do Estado de Sao Paulo	89,400	916,983
Cia Energetica de Minas Gerais — ADR	58,331	540,145
Cia Energetica de Minas Gerais, Preference Shares	10,043	91,830
Cia Energetica de Sao Paulo, Preference B Shares	4,900	43,150
Cia Paranaense de Energia, Preference B Shares	82	1,005
Cia Siderurgica Nacional SA	130,200	374,960
Duratex SA	668,140	3,824,888
Ez Tec Empreendimentos e Participacoes SA	9,600	115,679
Itau Unibanco Holdings SA, Preference Shares	54,900	701,245
Itausa — Investimentos Itau SA, Preference Shares	317,400	1,164,503
JBS SA	469,400	1,310,662
Klabin SA, Preference Shares	393,300	1,910,169
Odontoprev SA	252,800	1,036,088
Oi SA	79,000	155,483
Oi SA, Preference Shares	573,300	1,052,941
Petroleo Brasileiro SA	10,700	72,135
Petroleo Brasileiro SA, Preference Shares	26,600	189,938
Randon Participacoes SA	36,300	187,598
Rossi Residencial SA	96,800	112,867
Vale SA, Preference A Shares	321,300	3,964,580
		23,229,526
Canada
Coeur d’Alene Mines Corp.	7,004	93,924
Gran Tierra Energy, Inc.	16,028	98,572
Methanex Corp.	134,694	6,432,422
Silver Wheaton Corp.	22,279	512,345
		7,137,263
China
Agricultural Bank of China Ltd., Class H	689,000	278,571
Anta Sports Products Ltd.	387,000	436,808
Bank of China Ltd., Class H	3,846,000	1,610,344
Beijing Capital International Airport Co. Ltd., Class H	188,000	116,506
China Coal Energy Co.	308,000	164,247
China Communications Construction Corp. Ltd., Class H	3,707,000	2,830,850
China Construction Bank, Class H	1,446,000	1,078,138
China Merchants Bank Co. Ltd., Class H	26,500	44,501
China Minsheng Banking Corp. Ltd., Class H	83,000	83,812
China Mobile Ltd.	377,000	4,010,508
China Oilfield Services Ltd., Class H	712,000	1,600,915
China Railway Construction Corp., Class H	424,000	430,970
China Railway Group Ltd., Class H	505,000	271,295
China Shanshui Cement Group Ltd.	617,000	245,496
CNOOC Ltd.	258,000	466,291
CSR Corp. Ltd., Class H	171,000	113,871
Datang International Power Generation Co. Ltd.	1,078,000	485,991
Dongfeng Motor Group Co. Ltd., Class H	506,000	678,108

	Shares	Value
Reference Entity — Long
China (concluded)
Fosun International Ltd.	240,500	$182,190
Great Wall Motor Co. Ltd.	1,088,000	5,077,891
Guangzhou Pharmaceutical Co. Ltd.	130,000	497,411
Guangzhou R&F Properties Co. Ltd., Class H	557,600	865,058
Industrial and Commercial Bank of China Ltd., Class H	1,182,000	776,349
Intime Retail Group Co. Ltd.	174,500	180,064
Jiangsu Expressway Co. Ltd., Class H	1,984,000	2,061,870
NVC Lighting Holdings Ltd.	3,402,000	898,638
Sinopharm Group Co.	317,600	867,223
Soho China Ltd.	579,500	474,432
Sun Art Retail Group Ltd.	1,276,000	1,772,708
Wumart Stores, Inc., Class H	231,000	431,723
Zhaojin Mining Industry Co. Ltd., Class H	188,500	126,550
Zhejiang Expressway Co. Ltd., Class H	676,000	574,411
Zijin Mining Group Co. Ltd., Class H	1,228,000	263,137
		29,996,877
Colombia
Pacific Rubiales Energy Corp.	3,258	63,346
Petrominerales Ltd.	98,787	537,649
		600,995
Hong Kong
Agile Property Holdings Ltd.	1,062,000	1,114,831
Anton Oilfield Services Group	928,000	577,148
China Merchants Holdings International Co. Ltd.	194,000	605,773
China Overseas Land & Investment Ltd.	146,000	420,261
China Resources Gas Group Ltd.	32,000	79,929
China Resources Power Holdings Co. Ltd.	4,000	9,318
China Taiping Insurance Holdings Co. Ltd.	69,200	96,100
Dongyue Group	485,000	187,393
Geely Automobile Holdings Ltd.	4,235,000	1,767,606
Guangdong Investment Ltd.	1,826,000	1,478,323
Honghua Group Ltd.	2,114,000	606,859
KWG Property Holding Ltd.	801,000	459,093
Poly Property Group Co. Ltd.	203,000	110,128
Shenzhen International Holdings Ltd.	5,400,000	695,677
Shenzhen Investment Ltd.	904,000	332,904
Sino Biopharmaceutical	3,084,000	2,240,953
Skyworth Digital Holdings Ltd.	4,000	2,039
Sunac China Holdings Ltd.	287,000	206,708
		10,991,043
Indonesia
Indocement Tunggal Prakarsa Tbk PT	877,500	1,779,315
Media Nusantara Citra Tbk PT	243,500	73,373
Perusahaan Gas Negara Persero Tbk PT	5,898,000	3,387,098
Unilever Indonesia Tbk PT	77,000	237,766
		5,477,552
Israel
Bezeq Israeli Telecommunication Corp. Ltd.	1,731,864	2,797,529
The Israel Corp. Ltd.	1,337	626,798
Teva Pharmaceutical Industries Ltd. — ADR	13,718	544,605
		3,968,932
Malaysia
Berjaya Sports Toto Bhd	62,115	80,037
British American Tobacco Malaysia Bhd	31,300	590,915
Genting Malaysia Bhd	91,100	116,778
Lafarge Malayan Cement Bhd	77,200	246,069
MISC Bhd	468,800	786,150
Petronas Chemicals Group Bhd	4,628,500	9,443,607
PPB Group Bhd	122,200	561,058
Tenaga Nasional Bhd	615,200	1,686,493
		13,511,107

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	11

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Mexico
America Movil SAB de CV, Series L	8,726,400	$9,182,268
America Movil, SAB de CV, Series L — ADR	69,170	1,451,187
Cemex SAB de CV	373,000	429,865
El Puerto de Liverpool SAB de CV	6,000	69,218
Fomento Economico Mexicano SA de CV	64,300	641,251
Fomento Economico Mexicano SAB de CV — ADR	23,161	2,304,288
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	333,400	1,735,551
Grupo Carso SAB de CV, Series A1	35,970	179,079
Kimberly-Clark de Mexico SAB de CV, Class A	1,028,631	3,382,396
		19,375,103
Panama
Copa Holdings SA, Class A	137,833	19,182,219
Philippines
Aboitiz Power Corp.	644,100	518,347
Alliance Global Group, Inc.	1,064,100	643,746
Universal Robina Corp.	104,440	298,894
		1,460,987
Poland
Eurocash SA	56,932	1,059,838
KGHM Polska Miedz SA	24,047	833,269
PGE SA	400,412	1,893,413
Tauron Polska Energia SA	32,399	44,531
Telekomunikacja Polska SA	396,255	942,224
		4,773,275
Russia
AK Transneft OAO, Preference Shares	193	457,413
Gazprom OAO	1,110,750	4,319,949
IDGC Holding JSC	7,165,000	235,765
LSR Group — GDR	70,796	299,467
Lukoil OAO	15,844	935,294
MegaFon OAO, — GDR	100,030	3,178,836
Pharmstandard OJSC, — GDR	36,608	507,021
Sberbank of Russia	179,800	405,788
Sistema JSFC — GDR	66,704	1,465,436
		11,804,969
South Africa
Bidvest Group Ltd.	134,781	3,329,455
FirstRand Ltd.	466,069	1,398,105
Harmony Gold Mining Co. Ltd. — ADR	84,412	324,986
Imperial Holdings Ltd.	77,421	1,613,702
Liberty Holdings Ltd.	76,893	953,004
Life Healthcare Group Holdings Ltd.	452,093	1,647,386
Mr. Price Group Ltd.	33,590	437,867
Naspers Ltd., N Shares	46,633	3,900,012
Netcare Ltd.	468,810	1,113,829
Reunert Ltd.	55,720	378,357
Sibanye Gold Ltd., ADR	2,180	6,780
Vodacom Group Ltd.	322,703	3,809,356
Woolworths Holdings Ltd.	292,249	1,993,643
		20,906,482
South Korea
Chabio & Diostech Co. Ltd.	97,268	903,744
Cheil Worldwide, Inc.	20,630	472,780
CJ O Shopping Co. Ltd.	3,749	1,220,498
Daelim Industrial Co. Ltd.	1,880	148,596
Digital Optics Co. Ltd.	41,306	740,991
Dongbu Insurance Co. Ltd.	20,410	864,186
Doosan Corp.	14,596	1,849,782
Doosan Heavy Industries & Construction Co. Ltd.	137,350	5,634,272
Duksan Hi-Metal Co. Ltd.	16,622	352,476
Grand Korea Leisure Co. Ltd.	36,300	1,033,627

	Shares	Value
Reference Entity — Long
South Korea (concluded)
Halla Climate Control Corp.	32,580	$965,593
Hana Financial Group, Inc.	4	128
Hankook Tire Co. Ltd.	20,767	1,110,864
Hansol SeenTec Co. Ltd.	37,384	306,800
Hanwha Corp.	125,790	3,439,259
Huvis Corp.	37,420	382,563
Hyundai Engineering & Construction Co. Ltd.	24,959	1,313,744
Hyundai Steel Co.	10,392	632,743
Hyundai Wia Corp.	1,209	176,447
I-SENS, Inc.	8,334	288,640
Infraware, Inc.	7,564	106,681
KCC Corp.	3,294	1,022,358
KEYEAST Co. Ltd.	159,752	226,096
KGMobilians Co. Ltd.	63,852	850,940
Korea Aerospace Industries Ltd.	219,640	5,639,608
Korea Investment Holdings Co. Ltd.	1,740	62,909
Korean Air Lines Co. Ltd.	1,700	42,673
Mando Corp.	34,909	3,665,427
Mirae Asset Securities Co. Ltd.	11,290	417,101
Partron Co. Ltd.	47,482	699,764
RFTech Co. Ltd.	19,962	207,273
Samsung Electronics Co. Ltd.	636	724,732
SaraminHR Co. Ltd.	13,949	159,443
SK Holdings Co. Ltd.	4,129	648,638
SK Hynix, Inc.	22,550	545,501
SK Telecom Co. Ltd. — ADR	188,993	4,080,359
Tamul Multimedia Co. Ltd.	27,713	156,034
		41,093,270
Taiwan
ASUSTek Computer, Inc.	154,000	1,343,081
AU Optronics Corp.	13,293,000	4,788,015
Capella Microsystems Taiwan, Inc.	107,732	538,809
Catcher Technology Co. Ltd.	52,000	224,869
Cheng Uei Precision Industry Co. Ltd.	500,000	1,014,456
Chicony Electronics Co. Ltd.	289,870	694,568
Chimei Innolux Corp.	356,000	157,716
Chimei Materials Technology Corp.	1,123,000	1,257,861
Chong Hong Construction Co.	224,000	930,536
Delta Electronics, Inc.	280,000	1,358,205
Eclat Textile Co. Ltd.	211,000	1,623,164
Elan Microelectronics Corp.	396,000	742,790
Everlight Electronics Co. Ltd.	858,000	1,350,523
Far Eastern Department Stores Co. Ltd.	172,000	163,818
Far Eastern New Century Corp.	611,010	689,368
Feng Hsin Iron & Steel Co.	16,000	28,187
Formosa Chemicals & Fibre Corp.	1,170,080	2,910,676
Formosa Plastics Corp.	790,400	1,986,099
Hermes Microvision, Inc.	7,000	216,766
Lite-On Technology Corp.	64,000	108,949
Merida Industry Co. Ltd.	1,154,000	7,694,911
Motech Industries, Inc.	228,000	294,877
Nan Ya Plastics Corp.	55,000	115,506
Pegatron Corp.	2,499,000	3,689,282
Phison Electronics Corp.	508,000	3,786,475
Pou Chen Corp.	69,000	70,608
Powertech Technology, Inc.	1,074,000	2,057,297
President Chain Store Corp.	975,000	7,264,629
Realtek Semiconductor Corp.	217,000	518,317
Taishin Financial Holding Co. Ltd.	118	55
Taiwan Semiconductor Manufacturing Co. Ltd.	2,153,000	7,321,678
Teco Electric and Machinery Co. Ltd.	2,958,000	3,222,172
Uni-President Enterprises Corp.	2,749,270	5,607,663
United Microelectronics Corp.	395,000	176,677
Vanguard International Semiconductor Corp.	360,000	359,331

See Notes to Financial Statements.

12	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Taiwan (concluded)
Wan Hai Lines Ltd.	224,000	$119,822
Zhen Ding Technology Holding Ltd.	650	1,465
		64,429,221
Thailand
Advanced Info Service PCL	83,600	761,214
Airports of Thailand PCL	428,400	2,436,269
BEC World PCL	1,194,800	2,347,610
PTT Global Chemical PCL	150,500	317,348
Samart Corp. PCL	70,000	42,268
Siam Cement PCL	151,200	2,219,420
		8,124,129
Turkey
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	615,221	852,441
Enka Insaat ve Sanayi AS	494,653	1,363,636
Eregli Demir ve Celik Fabrikalari TAS	64,284	63,758
Koza Altin Isletmeleri AS	11,588	159,751
Netas Telekomunikasyon	25,064	91,274
TAV Havalimanlari Holding AS	281,704	1,760,726
Tupras Turkiye Petrol Rafinerileri AS	4,988	106,786
Turk Hava Yollari	1,699,182	7,135,247
Turkiye Is Bankasi (Isabank), C Shares	264,709	701,145
		12,234,764
United Kingdom
Antofagasta PLC	118,114	1,584,458
Lonmin PLC	8,908	42,331
Old Mutual PLC	88,659	262,895
SABMiller PLC	202,643	9,867,616
		11,757,300
Total Reference Entity — Long		311,021,101

Reference Entity — Short
Brazil
Aliansce Shopping Centers SA	(18,000)	(166,007)
BR Malls Participacoes SA	(6,000)	(53,179)
BR Properties SA	(162,500)	(1,346,242)
Brazil Pharma SA	(69,000)	(299,428)
CCR SA	(28,500)	(223,618)
Cia de Bebidas das Americas, ADR	(85,231)	(3,220,027)
EcoRodovias Infraestrutura e Logistica SA	(78,400)	(551,568)
Embraer SA, — ADR	(114,269)	(3,881,718)
Equatorial Energia SA	(15,000)	(122,559)
Gerdau SA, — ADR	(540,873)	(3,429,135)
Gol Linhas Aereas Inteligentes SA — ADR	(212,707)	(755,110)
Gol Linhas Aereas Inteligentes SA, Preference Shares	(13,300)	(45,590)
Multiplan Empreendimentos Imobiliarios SA	(19,300)	(426,041)
Telefonica Brasil SA — ADR	(61,019)	(1,310,078)
Totvs SA	(79,000)	(1,246,630)
		(17,076,930)
Chile
Empresa Nacional de Electricidad SA — ADR	(25,561)	(1,015,283)
China
Aluminum Corp. of China Ltd. — ADR	(16,272)	(125,132)
Anhui Conch Cement Co. Ltd., Class H	(4,500)	(13,298)
Brilliance China Automotive Holdings Ltd.	(3,180,000)	(3,797,010)
China Life Insurance Co. Ltd., Class H	(3,725,000)	(8,935,135)
China Longyuan Power Group Corp., Class H	(4,206,000)	(4,423,638)
China National Building Material Co. Ltd., Class H	(3,036,000)	(2,736,070)
China Pacific Insurance Group Co. Ltd., Class H	(2,010,600)	(6,721,055)
China Shipping Development Co. Ltd., Class H	(456,000)	(198,392)

	Shares	Value
Reference Entity — Short
China (concluded)
CITIC Securities Co. Ltd.	(341,000)	$(642,573)
Daphne International Holdings Ltd.	(142,000)	(101,174)
ENN Energy Holdings Ltd.	(42,000)	(232,457)
Guangzhou Automobile Group Co. Ltd., Class H	(2,204,000)	(2,138,286)
Haitong Securities Co. Ltd.	(550,400)	(710,019)
Longfor Properties Co. Ltd.	(52,000)	(79,481)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	(1,896,000)	(1,790,533)
Shanghai Pharmaceuticals Holding Co. Ltd.	(368,300)	(765,133)
Shui On Land Ltd.	(6,047,500)	(1,809,174)
Sinopec Shanghai Petrochemical Co. Ltd., Class H	(3,398,000)	(1,045,840)
Tsingtao Brewery Co. Ltd., Class H	(42,000)	(320,712)
Weichai Power Co. Ltd.	(93,000)	(307,803)
Zhongsheng Group Holdings Ltd.	(1,349,500)	(1,399,213)
		(38,292,128)
Hong Kong
Beijing Enterprises Holdings Ltd.	(493,500)	(3,294,714)
China Agri-Industries Holdings Ltd.	(3,060,000)	(1,419,417)
China Foods Ltd.	(2,646,000)	(1,039,994)
China High Speed Transmission Equipment Group Co. Ltd.	(2,420,000)	(1,090,345)
China Mengniu Dairy Co. Ltd.	(1,452,000)	(5,809,470)
China State Construction International Holdings Ltd.	(1,270,000)	(2,022,031)
China Yurun Food Group Ltd.	(358,000)	(250,336)
Comba Telecom Systems Holdings Ltd.	(477,500)	(170,906)
Dah Chong Hong Holdings Ltd.	(631,000)	(477,264)
Lonking Holdings Ltd.	(2,854,000)	(576,843)
Shanghai Industrial Holdings Ltd.	(999,000)	(3,100,742)
		(19,252,062)
India
Dr. Reddy’s Laboratories Ltd. — ADR	(31,027)	(1,156,376)
Larsen & Toubro Ltd. — GDR	(363)	(5,040)
		(1,161,416)
Indonesia
Astra International Tbk PT	(3,826,000)	(2,421,059)
Bank Central Asia Tbk PT	(461,500)	(466,461)
Charoen Pokphand Indonesia Tbk PT	(1,197,500)	(500,609)
Gudang Garam Tbk PT	(264,395)	(1,087,888)
Indosat Tbk PT	(413,000)	(200,833)
Jasa Marga Persero Tbk PT	(171,500)	(89,217)
		(4,766,067)
Israel
Bank Leumi Le-Israel BM	(1,062,076)	(3,563,313)
Luxembourg
Kernel Holding SA	(36,058)	(562,803)
Malaysia
AirAsia Bhd	(62,600)	(60,888)
Genting Plantations Bhd	(35,100)	(106,685)
IJM Corp. Bhd	(187,000)	(333,480)
Maxis Bhd	(130,000)	(285,067)
		(786,120)
Mexico
Alpek SA de CV	(165,200)	(374,045)
Cemex SAB de CV, ADR	(598,538)	(6,889,172)
Coca-Cola Femsa SAB de CV, ADR	(7,955)	(1,123,246)
Empresas ICA SAB de CV	(1,667,600)	(3,523,793)
Fibra Uno Administracion SA de CV	(362,900)	(1,158,359)
Grupo Aeroportuario del Sureste SAB de C.V.	(65,500)	(776,805)
Grupo Bimbo SAB de CV	(260,800)	(882,078)
Grupo Televisa SAB, ADR	(106,448)	(2,884,741)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	13

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
Mexico (concluded)
Grupo Televisa SAB	(326,000)	$(1,762,880)
Mexichem SAB de CV	(2,343,800)	(10,967,797)
Minera Frisco SAB de CV, Series A1	(75,300)	(165,306)
		(30,508,222)
Philippines
International Container Terminal Services, Inc.	(29,700)	(62,677)
Philippine Long Distance Telephone Co. — ADR	(93,151)	(6,565,282)
		(6,627,959)
Poland
Polski Koncern Naftowy Orlen SA	(91,393)	(1,240,669)
Polskie Gornictwo Naftowe i Gazownictwo SA	(592,138)	(1,147,776)
		(2,388,445)
Russia
Inter Rao Ues OAO	(935,900,000)	(349,413)
Mobile Telesystems OJSC — ADR	(156,795)	(3,055,935)
Severstal OAO, — GDR	(115,355)	(867,076)
X5 Retail Group NV — GDR	(97,120)	(1,616,928)
		(5,889,352)
South Africa
Anglo American Platinum Ltd.	(23,743)	(839,995)
ArcelorMittal South Africa Ltd.	(38,288)	(129,149)
Aveng Ltd.	(194,243)	(576,694)
Barloworld Ltd.	(36,500)	(302,593)
Discovery Holdings Ltd.	(386,786)	(3,491,140)
Exxaro Resources Ltd.	(81,220)	(1,251,915)
The Foschini Group Ltd.	(486,410)	(4,950,543)
Growthpoint Properties Ltd.	(65,086)	(163,987)
Massmart Holdings Ltd.	(63,265)	(1,074,136)
MTN Group Ltd.	(451,378)	(8,450,527)
Northam Platinum Ltd.	(142,398)	(522,275)
Pick n Pay Stores Ltd.	(964,142)	(3,692,188)
Remgro Ltd.	(20,838)	(397,990)
Shoprite Holdings Ltd.	(198,191)	(3,351,357)
Steinhoff International Holdings Ltd.	(46,097)	(122,052)
		(29,316,541)
South Korea
Amorepacific Corp.	(2,999)	(2,530,700)
CJ CheilJedang Corp.	(10,136)	(2,556,313)
CJ Korea Express Co. Ltd.	(7,550)	(660,725)
Daewoo Engineering & Construction Co. Ltd.	(112,440)	(771,654)
Daewoo International Corp.	(13,000)	(444,411)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(95,050)	(2,504,827)
Daum Communications Corp.	(14,041)	(1,095,406)
Doosan Infracore Co. Ltd.	(42,560)	(467,187)
E-Mart Co. Ltd.	(1,260)	(237,126)
GemVax & Kael Co. Ltd.	(2,372)	(45,395)
GS Engineering & Construction Corp.	(89,692)	(2,431,411)
Hanjin Shipping Co. Ltd.	(54,780)	(393,178)
Hite Jinro Co. Ltd.	(5,370)	(131,366)
Hotel Shilla Co. Ltd.	(67,496)	(3,995,429)
Hyundai Department Store Co. Ltd.	(269)	(38,644)
Hyundai Development Co.	(36,300)	(643,852)
Hyundai Mipo Dockyard	(70,783)	(8,365,300)
Kangwon Land, Inc.	(13,590)	(345,915)
KEPCO Plant Service & Engineering Co. Ltd.	(1,563)	(76,105)
Kolon Industries, Inc.	(4,426)	(198,814)
LG Chem Ltd.	(2,060)	(516,681)
LG Chem Ltd., Preference Shares	(808)	(91,594)
LG Fashion Corp.	(6,390)	(156,614)
LG Household & Health Care Ltd.	(555)	(292,236)
Lotte Confectionery Co. Ltd.	(75)	(105,828)

	Shares	Value
Reference Entity — Short
South Korea (concluded)
LS Corp.	(8,959)	$(574,153)
Nexen Tire Corp.	(6,260)	(93,313)
OCI Co. Ltd.	(5,491)	(812,764)
Orion Corp.	(1,158)	(1,051,405)
Osstem Implant Co. Ltd.	(4,335)	(116,508)
S-Oil Corp.	(4,598)	(308,905)
Samsung Engineering Co. Ltd.	(11,033)	(771,557)
Samsung Fine Chemicals Co. Ltd.	(5,651)	(240,101)
Samsung SDI Co. Ltd.	(500)	(72,444)
SBS Media Holdings Co. Ltd.	(122,280)	(551,550)
Shinsegae Co. Ltd.	(3,128)	(608,665)
SK C&C Co. Ltd.	(3,569)	(322,309)
SKC Co. Ltd.	(2,020)	(52,452)
WeMade Entertainment Co. Ltd.	(1,286)	(63,366)
		(34,736,203)
Taiwan
Career Technology MFG. Co. Ltd.	(174,000)	(166,037)
China Airlines Ltd.	(9,556,888)	(3,537,835)
China Development Financial Holding Corp.	(2,572,000)	(727,726)
China Motor Corp.	(1,199,000)	(1,010,044)
China Petrochemical Development Corp.	(6,371,425)	(3,261,037)
Compal Electronics, Inc.	(718,000)	(497,406)
Dynapack International Technology Corp.	(171,000)	(483,741)
Epistar Corp.	(237,000)	(394,667)
Eva Airways Corp.	(121,000)	(67,428)
Evergreen Marine Corp. Taiwan Ltd.	(1,004,000)	(562,296)
First Financial Holding Co. Ltd.	(2,645,000)	(1,639,465)
Foxconn Technology Co. Ltd.	(1,420,000)	(3,522,058)
Hon Hai Precision Industry Co. Ltd.	(906,000)	(2,345,917)
Hon Hai Precision Industry Co. Ltd. — GDR	(39,579)	(205,011)
Hotai Motor Co. Ltd.	(7,000)	(77,357)
Hua Nan Financial Holdings Co. Ltd.	(200,000)	(116,367)
LCY Chemical Corp.	(65,001)	(88,319)
Macronix International	(6,278,000)	(1,511,282)
Medigen Biotechnology Corp.	(129,000)	(791,275)
Nan Kang Rubber Tire Co. Ltd.	(105,112)	(125,218)
Novatek Microelectronics Corp.	(1,025,000)	(4,530,530)
Quanta Computer, Inc.	(1,071,000)	(2,491,184)
Richtek Technology Corp.	(17,000)	(69,080)
Ruentex Development Co. Ltd.	(683,000)	(1,334,815)
Ruentex Industries Ltd.	(1,127,000)	(2,578,586)
Siliconware Precision Industries Co.	(8,271,000)	(9,585,075)
Siliconware Precision Industries Co., ADR	(371,375)	(2,116,838)
Synnex Technology International Corp.	(2,101,868)	(2,639,976)
Taiwan Cement Corp.	(3,216,000)	(3,927,933)
Taiwan Cooperative Financial Holding	(500,600)	(286,174)
Tripod Technology Corp.	(311,000)	(647,362)
United Microelectronics Corp., ADR	(14,357)	(31,585)
Wintek Corp.	(1,761,000)	(716,335)
Yuanta Financial Holding Co. Ltd.	(1,619,000)	(844,403)
		(52,930,362)
Turkey
Dogan Sirketler Grubu Holding	(2,061,039)	(1,007,657)
KOC Holding AS	(354,363)	(1,562,627)
Turk Telekomunikasyon	(382,987)	(1,371,720)
Turkiye Sise ve Cam Fabrikalari	(5,001,394)	(7,180,092)
Yapi ve Kredi Bankasi	(381,016)	(829,062)
		(11,951,158)
United States
NII Holdings, Inc.	(35,618)	(255,737)
Total Reference Entity — Short		(261,080,101)
Net Value of Reference Entity — Goldman Sachs & Co.		$49,941,000

See Notes to Financial Statements.

14	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co., Inc. as of July 31, 2013:

	Shares	Value
Reference Entity — Long
Argentina
Banco Macro SA — ADR	8,522	$128,256
Ternium SA — ADR	17,069	381,834
		510,090
Brazil
AES Tiete SA, Preference Shares	6,700	66,226
Banco do Brasil SA	36,400	361,710
Banco Santander Brasil SA — ADR	21,151	127,329
Bradespar SA, Preference Shares	7,200	70,695
BRF — Brasil Foods SA	95,900	2,042,975
Centrais Eletricas Brasileiras SA, Preference B Shares	15,700	57,257
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	5,800	257,261
Cia de Saneamento Basico do Estado de Sao Paulo	169,400	1,737,550
Cia Energetica de Minas Gerais — ADR	31,323	290,051
Cia Energetica de Minas Gerais, Preference Shares	2,595	23,728
Cia Paranaense de Energia, Preference ‘B’ Shares	2,800	34,317
Cia Siderurgica Nacional SA	59,400	171,065
CPFL Energia SA	10,100	93,458
Cyrela Brazil Realty SA Empreendimentos e Participacoes	23,500	167,802
Duratex SA	90,070	515,622
Itau Unibanco Holding SA, Preference Shares	26,500	338,488
JBS SA	229,400	640,532
Klabin SA, Preference Shares	165,400	803,310
Kroton Educacional SA	5,600	79,777
Odontoprev SA	169,000	692,638
Oi SA, Preference Shares	374,400	687,635
Petroleo Brasileiro SA, Preference Shares	147,400	1,052,511
Porto Seguro SA	6,000	67,592
Randon Participacoes SA	23,100	119,381
Rossi Residencial SA	54,200	63,196
Souza Cruz SA	11,000	132,500
Tractebel Energia SA	15,000	239,332
Vale SA, Preference A Shares	106,200	1,310,421
		12,244,359
Canada
Coeur d’Alene Mines Corp.	15,252	204,529
Gran Tierra Energy, Inc.	124,710	766,967
Methanex Corp.	30,727	1,467,393
Pan American Silver Corp.	54,140	686,831
Silver Wheaton Corp.	41,161	946,571
		4,072,291
Chile
Aguas Andinas SA, Series A	302,300	214,955
Banco de Chile	696,231	99,587
Cia Cervecerias Unidas SA	70,018	944,715
Empresas CMPC SA	318,954	945,596
ENTEL Chile SA	172,820	2,831,746
		5,036,599
China
Agricultural Bank of China Ltd., Class H	303,000	122,507
Air China Ltd., Class H	600,000	405,834
Anta Sports Products Ltd.	21,000	23,703
Bank of China Ltd., Class H	5,202,000	2,178,110
BBMG Corp.	196,500	123,511
China CITIC Bank Corp. Ltd., Class H	1,005,000	464,809

	Shares	Value
Reference Entity — Long
China (concluded)
China Communications Construction Corp. Ltd., Class H	1,568,000	$1,197,403
China Construction Bank, Class H	5,052,000	3,766,772
China Merchants Bank Co. Ltd., Class H	325,500	546,608
China Mobile Ltd.	546,000	5,808,323
China Oilfield Services Ltd., Class H	1,066,000	2,396,875
China Railway Construction Corp., Class H	127,500	129,596
China Shanshui Cement Group Ltd.	142,000	56,500
CNOOC Ltd.	747,000	1,350,074
CSR Corp. Ltd., Class H	880,000	586,005
Datang International Power Generation Co. Ltd.	1,366,000	615,829
Fosun International Ltd.	912,000	690,881
Greentown China Holdings Ltd.	82,500	163,810
Guangzhou Pharmaceutical Co. Ltd.	220,000	841,773
Guangzhou R&F Properties Co. Ltd., Class H	824,400	1,278,970
Industrial and Commercial Bank of China Ltd., Class H	763,000	501,145
Intime Retail Group Co. Ltd.	196,000	202,250
Jiangsu Expressway Co. Ltd., Class H	508,000	527,938
Sinopharm Group Co.	142,800	389,923
Soho China Ltd.	770,000	630,393
Sun Art Retail Group Ltd.	293,000	407,056
Wumart Stores, Inc., Class H	284,000	530,776
Zhaojin Mining Industry Co. Ltd.	102,500	68,813
Zijin Mining Group Co. Ltd., Class H	590,000	126,426
		26,132,613
Colombia
Petrominerales Ltd.	82,934	451,369
Czech Republic
CEZ AS	163,383	3,878,507
Hong Kong
Agile Property Holdings Ltd.	1,544,000	1,620,809
China Merchants Holdings International Co. Ltd.	268,000	836,841
China Overseas Land & Investment Ltd.	146,000	420,261
China Resources Power Holdings Co. Ltd.	50,000	116,480
China Taiping Insurance Holdings Co. Ltd.	92,200	128,041
China Unicom Hong Kong Ltd.	1,128,000	1,659,892
Dongyue Group	794,000	306,783
Franshion Properties China Ltd.	232,000	74,164
Geely Automobile Holdings Ltd.	745,000	310,948
GOME Electrical Appliances Holdings Ltd.	589,000	59,171
Guangdong Investment Ltd.	98,000	79,341
KWG Property Holding Ltd.	327,000	187,420
Shenzhen Investment Ltd.	1,656,000	609,832
Skyworth Digital Holdings Ltd.	270,000	137,661
Want Want China Holdings Ltd.	190,000	257,097
Zhuzhou CSR Times Electric Co. Ltd., Class H	53,000	140,275
		6,945,016
Hungary
OTP Bank Rt.	14,916	300,205
Indonesia
Astra Agro Lestari Tbk PT	88,000	132,964
Indocement Tunggal Prakarsa Tbk PT	278,000	563,703
Media Nusantara Citra Tbk PT	804,500	242,418
Perusahaan Gas Negara Persero Tbk PT	4,210,500	2,418,002
Unilever Indonesia Tbk PT	377,000	1,164,124
		4,521,211
Israel
Bezeq The Israeli Telecommunication Corp. Ltd.	3,424,282	5,531,339
The Israel Corp. Ltd.	256	120,015
Teva Pharmaceutical Industries Ltd. — ADR	56,058	2,225,503
		7,876,857

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	15

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Malaysia
Berjaya Sports Toto Bhd	47,748	$61,525
Malaysia Airports Holdings BHD	347,600	722,202
MISC Bhd	212,200	355,847
Petronas Chemicals Group Bhd	345,800	705,541
Tenaga Nasional Bhd	844,900	2,316,186
UEM Land Holdings Bhd	504,600	416,498
UMW Holdings Bhd	18,900	80,812
		4,658,611
Mexico
America Movil SA de CV	1,121,000	1,179,561
America Movil, SAB de CV, Series L — ADR	120,886	2,536,188
Fomento Economico Mexicano SAB de CV — ADR	55,121	5,483,988
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	267,000	1,389,899
Grupo Carso SAB de CV, Series A1	160,000	796,571
Grupo Financiero Santander Mexico SAB de C.V.	103,400	299,852
Kimberly-Clark de Mexico SAB de CV, Class A	128,800	423,527
		12,109,586
Philippines
Aboitiz Power Corp.	517,700	416,625
Alliance Global Group, Inc.	357,100	216,034
Metropolitan Bank & Trust	110,320	269,717
Universal Robina Corp.	167,200	478,505
		1,380,881
Poland
PGE SA	39,404	186,328
Telekomunikacja Polska SA — ADR	588,933	1,400,379
		1,586,707
Russia
Gazprom OAO	1,217,800	4,736,290
LSR Group — GDR	64,285	271,926
Lukoil OAO	19,424	1,146,627
Magnit OJSC — GDR	8,121	467,227
MegaFon OAO — GDR	25,105	797,807
Pharmstandard OJSC — GDR	29,183	404,184
Russian Grids OAO	21,007,000	691,238
Sberbank of Russia	130,900	295,426
Sistema JSFC — GDR	33,840	743,439
		9,554,164
South Africa
Bidvest Group Ltd.	59,309	1,465,093
FirstRand Ltd.	385,865	1,157,510
Harmony Gold Mining Co. Ltd.	193	729
Harmony Gold Mining Co. Ltd. — ADR	54,889	211,323
Imperial Holdings Ltd.	75,853	1,581,020
Liberty Holdings Ltd.	11,438	141,761
MMI Holdings Ltd.	163,409	355,428
Mr Price Group Ltd.	10,870	141,697
Naspers Ltd., N Shares	27,663	2,313,512
Reunert Ltd.	40,920	277,860
Sibanye Gold Ltd. — ADR	5,825	18,116
Truworths International Ltd.	49,358	417,830
Vodacom Group Ltd.	64,309	759,137
Woolworths Holdings Ltd.	238,770	1,628,824
		10,469,840
South Korea
Chabio & Diostech Co. Ltd.	160,059	1,487,153
Cheil Worldwide, Inc.	65,990	1,512,301
CJ Hellovision Co. Ltd.	14,300	229,575
CJ O Shopping Co. Ltd.	1,591	517,955
Daelim Industrial Co. Ltd.	1,131	89,395

	Shares	Value
Reference Entity — Long
South Korea (concluded)
Doosan Corp.	5,350	$678,017
Doosan Heavy Industries & Construction Co. Ltd.	18,650	765,047
Duksan Hi-Metal Co. Ltd.	3,701	78,481
Grand Korea Leisure Co. Ltd.	9,290	264,529
Halla Climate Control Corp.	67,080	1,988,089
Hana Financial Group, Inc.	2	64
Hankook Tire Co. Ltd.	23,964	1,281,877
Hanmi Pharm Co. Ltd.	1,467	219,491
Hanwha Corp.	11,270	308,136
Huvis Corp.	37,690	385,324
Hynix Semiconductor, Inc.	141,900	3,432,665
Hyundai Engineering & Construction Co. Ltd.	47,280	2,488,634
Hyundai Steel Co.	5,153	313,753
Hyundai Wia Corp.	1,854	270,581
I-SENS, Inc.	7,862	272,293
ICD Co. Ltd.	20,093	263,451
KCC Corp.	471	146,184
KEYEAST Co. Ltd.	263,751	373,286
KGMobilians Co. Ltd.	77,482	1,032,584
Korea Aerospace Industries Ltd.	43,070	1,105,891
Korean Air Lines Co. Ltd.	3,750	94,132
Kyung Bong Co. Ltd.	29,916	82,729
Macrogen, Inc.	8	266
Mando Corp.	41,080	4,313,379
Mirae Asset Securities Co. Ltd.	7,070	261,196
NCSoft Corp.	5,153	780,876
Neowiz Games Corp.	13,206	187,966
NHN Corp.	1,330	347,469
Partron Co. Ltd.	110,116	1,622,829
RFTech Co. Ltd.	4,020	41,741
S-MAC Co. Ltd.	44,118	461,367
Samsung Electronics Co. Ltd.	2,647	3,016,300
Samsung Techwin Co. Ltd.	1,136	71,151
SK Holdings Co. Ltd.	4,227	664,033
STX Pan Ocean Co. Ltd.	69,680	148,936
Sungwoo Hitech Co. Ltd.	22,252	296,001
		31,895,127
Spain
Cemex Latam Holdings SA	22,821	184,278
Taiwan
ASUSTek Computer, Inc.	228,000	1,988,457
AU Optronics Corp.	990,000	356,589
Casetek Holdings Ltd.	62,000	309,886
Catcher Technology Co. Ltd.	243,000	1,050,829
Cheng Uei Precision Industry Co. Ltd.	241,000	488,968
Chimei Innolux Corp.	1,472,000	652,129
Chimei Materials Technology Corp.	868,000	972,238
China Steel Corp.	72,720	60,096
Chong Hong Construction Co.	82,000	340,643
Delta Electronics, Inc.	155,000	751,863
Elan Microelectronics Corp.	27,000	50,645
Far Eastern New Century Corp.	1,299,000	1,465,588
Formosa Chemicals & Fibre Corp.	124,630	310,028
Formosa Plastics Corp.	135,200	339,727
Global Unichip Corp.	71,000	226,247
Hermes Microvision, Inc.	2,000	61,933
Merida Industry Co. Ltd.	197,000	1,313,603
Motech Industries, Inc.	726,000	938,951
Nan Ya Plastics Corp.	244,000	512,426
Pegatron Corp.	1,389,000	2,050,585
Phison Electronics Corp.	15,000	111,805
Powertech Technology, Inc.	781,000	1,496,042
President Chain Store Corp.	521,000	3,881,920
Realtek Semiconductor Corp.	516,000	1,232,496
Shin Kong Financial Holding Co. Ltd.	2,100,000	711,051

See Notes to Financial Statements.

16	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Taiwan (concluded)
Standard Foods Corp.	200	$604
Taiwan Semiconductor Manufacturing Co. Ltd.	222,000	754,952
Teco Electric and Machinery Co. Ltd.	159,000	173,200
Uni-President Enterprises Corp.	1,529,460	3,119,627
Vanguard International Semiconductor Corp.	56,000	55,896
		25,779,024
Thailand
Airports of Thailand PCL	47,400	269,559
BEC World PCL	1,434,200	2,817,997
PTT Global Chemical PCL	185,800	391,783
Samart Corp. PCL	523,800	316,288
Siam Cement PCL	80,800	1,186,039
		4,981,666
Turkey
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	851,948	1,180,446
Koza Altin Isletmeleri AS	5,675	78,235
TAV Havalimanlari Holding AS	125,424	783,934
Tupras Turkiye Petrol Rafinerileri AS	905	19,375
Turkiye Is Bankasi (Isabank), C Shares	319,630	846,617
		2,908,607
United Kingdom
Antofagasta PLC	31,723	425,553
Lonmin PLC	88,915	422,521
Old Mutual PLC	763,746	2,264,691
		3,112,765
Total Reference Entity — Long		180,590,373

Reference Entity — Short
Brazil
Aliansce Shopping Centers SA	(90,000)	(830,035)
All America Latina Logistica SA	(297,900)	(1,151,721)
BR Malls Participacoes SA	(642,700)	(5,696,361)
BR Properties SA	(592,300)	(4,906,950)
Braskem SA — ADR	(62,226)	(957,036)
Brazil Pharma SA	(489,649)	(2,124,849)
CCR SA	(44,700)	(350,726)
Cia de Bebidas das Americas — ADR	(7,101)	(268,276)
Cia de Bebidas das Americas	(3,700)	(139,463)
EcoRodovias Infraestrutura e Logistica SA	(120,700)	(849,162)
Embraer SA — ADR	(46,896)	(1,593,057)
Equatorial Energia SA	(338,352)	(2,764,539)
Fibria Celulose SA	(33,500)	(372,981)
Gerdau SA — ADR	(215,549)	(1,366,581)
Gol Linhas Aereas Inteligentes SA — ADR	(44,228)	(157,009)
Gol Linhas Aereas Inteligentes SA, Preference Shares	(12,800)	(43,876)
Marcopolo SA	(25,600)	(145,317)
Natura Cosmeticos SA	(101,800)	(2,050,413)
Qualicorp SA	(452,500)	(3,312,403)
Suzano Papel e Celulose SA, Preference Shares	(138,000)	(470,616)
Telefonica Brasil SA — ADR	(100,012)	(2,147,258)
Totvs SA	(136,600)	(2,155,566)
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	(20,000)	(302,978)
		(34,157,173)
Chile
Empresa Nacional de Electricidad SA — ADR	(69,845)	(2,774,243)
Enersis SA — ADR	(12,925)	(196,460)
		(2,970,703)

	Shares	Value
Reference Entity — Short
China
Brilliance China Automotive Holdings Ltd.	(18,000)	$(21,492)
China COSCO Holdings Co. Ltd.	(167,000)	(68,832)
China Life Insurance Co. Ltd., Class H	(89,000)	(213,484)
China Longyuan Power Group Corp., Class H	(324,000)	(340,765)
China National Building Material Co. Ltd., Class H	(278,000)	(250,536)
China Pacific Insurance Group Co. Ltd., Class H	(642,800)	(2,148,759)
China Shipping Development Co. Ltd., Class H	(1,904,000)	(828,372)
CITIC Securities Co. Ltd.	(18,500)	(34,861)
Country Garden Holdings Co. Ltd.	(3,408)	(1,926)
ENN Energy Holdings Ltd.	(44,000)	(243,527)
Guangzhou Automobile Group Co. Ltd., Class H	(42,000)	(40,748)
Haitong Securities Co. Ltd.	(278,800)	(359,653)
Lonking Holdings Ltd.	(533,000)	(107,729)
Metallurgical Corp. of China Ltd., Class H	(3,474,000)	(612,963)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	(20,000)	(18,887)
Shanghai Pharmaceuticals Holding Co. Ltd.	(75,600)	(157,057)
Shui On Land Ltd.	(340,666)	(101,914)
Sinopec Shanghai Petrochemical Co. Ltd., Class H	(136,000)	(41,858)
Tsingtao Brewery Co. Ltd., Class H	(30,000)	(229,080)
Zhongsheng Group Holdings Ltd.	(477,000)	(494,572)
		(6,317,015)
Czech Republic
Telefonica Czech Republic AS	(185,038)	(2,769,216)
Hong Kong
Beijing Enterprises Holdings Ltd.	(17,500)	(116,834)
China Agri-Industries Holdings Ltd.	(1,461,000)	(677,702)
China Mengniu Dairy Co. Ltd.	(20,000)	(80,020)
China State Construction International Holdings Ltd.	(416,000)	(662,335)
Dah Chong Hong Holdings Ltd.	(515,000)	(389,526)
Hopson Development Holdings Ltd.	(48,000)	(56,024)
Shanghai Industrial Holdings Ltd.	(5,000)	(15,519)
		(1,997,960)
Indonesia
Astra International Tbk PT	(75,000)	(47,459)
Gudang Garam Tbk PT	(27,500)	(113,153)
		(160,612)
Malaysia
Genting Plantations Bhd	(7,100)	(21,580)
Mexico
Cemex SAB de CV, ADR	(42,113)	(484,721)
Coca-Cola Femsa SAB de CV — ADR	(3,998)	(564,518)
Grupo Televisa SAB	(19,000)	(102,744)
Grupo Televisa SAB, ADR	(34,158)	(925,682)
Minera Frisco SAB de CV, Series A1	(13,100)	(28,758)
		(2,106,423)
Philippines
Philippine Long Distance Telephone Co. — ADR	(29,813)	(2,101,220)
Poland
Polski Koncern Naftowy Orlen SA	(428,226)	(5,813,211)
Russia
Mobile Telesystems OJSC — ADR	(117,459)	(2,289,276)
Novolipetsk Steel OJSC — GDR	(106,843)	(1,549,025)
		(3,838,301)
South Africa
African Rainbow Minerals Ltd.	(10,187)	(167,415)
Aspen Pharmacare Holdings Ltd.	(140,421)	(3,112,447)
Aveng Ltd.	(54,451)	(161,661)
Discovery Holdings Ltd.	(130,861)	(1,181,155)
Exxaro Resources Ltd.	(44,644)	(688,137)
See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	17

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
South Africa (concluded)
Foschini Group Ltd.	(6,572)	$(66,888)
Growthpoint Properties Ltd.	(409,599)	(1,032,005)
Impala Platinum Holdings Ltd.	(16,944)	(166,428)
Massmart Holdings Ltd.	(110,975)	(1,884,173)
MTN Group Ltd.	(12,665)	(237,109)
Shoprite Holdings Ltd.	(61,664)	(1,042,722)
Steinhoff International Holdings Ltd.	(7,292)	(19,307)
		(9,759,447)
South Korea
Amorepacific Corp.	(1,518)	(1,280,961)
CJ CheilJedang Corp.	(1,273)	(321,052)
CJ Corp.	(695)	(70,797)
Cosmax, Inc.	(300)	(12,740)
Daewoo International Corp.	(1,790)	(61,192)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(156,000)	(4,111,026)
Danal Co. Ltd.	(6,159)	(57,876)
Daum Communications Corp.	(1,679)	(130,987)
E-Mart Co. Ltd.	(6,490)	(1,221,388)
GemVax & Kael Co. Ltd.	(9,390)	(179,705)
GS Engineering & Construction Corp.	(93,593)	(2,537,161)
Hotel Shilla Co. Ltd.	(15,901)	(941,261)
Hyundai Department Store Co. Ltd.	(480)	(68,955)
Hyundai Development Co.	(114,020)	(2,022,370)
Hyundai Mipo Dockyard	(23,546)	(2,782,721)
Kangwon Land, Inc.	(69,940)	(1,780,228)
Kolon Industries, Inc.	(4,106)	(184,440)
Korea Electric Power Corp.	(42,440)	(1,083,419)
KT&G Corp.	(45,420)	(3,060,546)
LG Chem Ltd.	(12,835)	(3,219,221)
LG Household & Health Care Ltd.	(721)	(379,644)
LS Corp.	(2,286)	(146,502)
S-Oil Corp.	(265)	(17,803)
Samsung Engineering Co. Ltd.	(22,894)	(1,601,017)
Samsung SDI Co. Ltd.	(25,390)	(3,678,722)
Seegene, Inc.	(16,132)	(790,567)
Shinsegae Co. Ltd.	(6,854)	(1,333,693)
WeMade Entertainment Co. Ltd.	(2,537)	(125,008)
		(33,201,002)
Taiwan
China Airlines Ltd.	(674,000)	(249,506)
China Development Financial Holding Corp.	(3,316,000)	(938,235)
China Motor Corp.	(73,000)	(61,496)
China Petrochemical Development Corp.	(1,021,000)	(522,570)
Compal Electronics, Inc.	(1,525,000)	(1,056,469)
Formosa Petrochemical Corp.	(109,000)	(283,333)
Foxconn Technology Co. Ltd.	(43,000)	(106,654)
Hon Hai Precision Industry Co. Ltd.	(414,000)	(1,071,975)
Hotai Motor Co. Ltd.	(47,000)	(519,400)
Hua Nan Financial Holdings Co. Ltd.	(6,091,000)	(3,543,970)
Macronix International	(383,937)	(92,424)
MStar Semiconductor, Inc.	(183,000)	(1,448,463)
Nan Kang Rubber Tire Co. Ltd.	(25,933)	(30,893)
Quanta Computer, Inc.	(50,000)	(116,302)
Synnex Technology International Corp.	(158,000)	(198,450)
Yuanta Financial Holding Co. Ltd.	(1,016,000)	(529,903)
		(10,770,043)

	Shares	Value
Reference Entity — Short
Thailand
Charoen Pokphand Foods PCL	(4,262,900)	$(3,813,457)
Minor International PCL	(92,100)	(67,677)
Shin Corp. PCL	(124,600)	(346,332)
Siam Commercial Bank PCL	(32,400)	(164,070)
Thai Union Frozen Products PCL	(156,900)	(281,969)
Total Access Communication PCL	(20,100)	(75,302)
		(4,748,807)
Turkey
Arcelik	(798,409)	(5,320,673)
BIM Birlesik Magazalar	(8,020)	(184,506)
Dogan Sirketler Grubu Holding	(92,545)	(45,246)
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret	(225,317)	(252,011)
Turk Telekomunikasyon	(173,563)	(621,640)
Yapi ve Kredi Bankasi	(272,184)	(592,251)
		(7,016,327)
United States
NII Holdings, Inc.	(128,357)	(921,603)
Total Reference Entity — Short		(128,670,643)
Net Value of Reference Entity — Morgan Stanley & Co., Inc.		$51,919,730

See Notes to Financial Statements.

18	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG as of July 31, 2013:

	Shares	Value
Reference Entity — Long
Argentina
Banco Macro SA — ADR	17,817	$268,146
Ternium SA — ADR	36,897	825,386
		1,093,532
Brazil
AES Tiete SA, Preference Shares	7,000	69,191
Anhanguera Educacional Participacoes SA	87,200	528,624
Banco do Brasil SA	82,300	817,823
Banco Santander Brasil SA	52,700	314,396
BRF — Brasil Foods SA	56,900	1,212,151
Cia Brasileira de Distribuicao Grupo Pao de Acucar — ADR	11,872	529,610
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	22,600	1,002,430
Cia de Saneamento Basico do Estado de Sao Paulo	27,700	284,121
Cia Energetica de Minas Gerais — ADR	8,361	77,423
Cia Energetica de Minas Gerais, Preference Shares	20,314	185,745
Cia Siderurgica Nacional SA	508,100	1,463,264
Cyrela Brazil Realty SA Empreendimentos e Participacoes	32,900	234,923
Duratex SA	231,400	1,324,691
JBS SA	102,000	284,805
Klabin SA, Preference Shares	44,300	215,155
Odontoprev SA	166,100	680,753
Oi SA, Preference Shares	641,700	1,178,567
Petroleo Brasileiro SA	19,500	131,462
Petroleo Brasileiro SA, Preference Shares	73,000	521,257
Porto Seguro SA	79,700	897,841
Vale SA, Preference A Shares	318,500	3,930,030
		15,884,262
Canada
Coeur d’Alene Mines Corp.	16,172	216,867
Methanex Corp.	47,005	2,244,762
Pan American Silver Corp.	25,928	328,928
Silver Wheaton Corp.	29,732	683,740
		3,474,297
Chile
Aguas Andinas SA, Series A	830,579	590,595
Banco de Chile	767,872	109,835
Cia Cervecerias Unidas SA	159,319	2,149,605
Empresas CMPC SA	801,028	2,374,790
ENTEL Chile SA	41,874	686,127
Vina Concha y Toro SA	25,610	46,461
		5,957,413
China
Agricultural Bank of China Ltd., Class H	290,000	117,251
Air China Ltd., Class H	100,000	67,639
Bank of China Ltd., Class H	2,322,000	972,236
BBMG Corp.	229,500	144,253
Beijing Capital International Airport Co. Ltd., Class H	332,000	205,744
China CITIC Bank Corp. Ltd., Class H	309,000	142,912
China Communications Construction Corp. Ltd., Class H	1,666,000	1,272,241
China Construction Bank, Class H	2,933,000	2,186,845
China Merchants Bank Co. Ltd., Class H	72,000	120,909
China Mobile Ltd.	124,500	1,324,425
China Oilfield Services Ltd., Class H	1,066,000	2,396,875
China Petroleum & Chemical Corp., Class H	418,600	310,906

	Shares	Value
Reference Entity — Long
China (concluded)
China Railway Construction Corp., Class H	890,000	$904,630
China Railway Group Ltd., CLass H	272,000	146,123
China Shanshui Cement Group Ltd.	417,000	165,919
China Shenhua Energy Co. Ltd., Class H	121,500	350,696
CSR Corp Ltd.	362,000	241,061
Datang International Power Generation Co. Ltd., Class H	1,094,000	493,204
Dongfeng Motor Group Co. Ltd., Class H	382,000	511,932
Fosun International Ltd.	393,500	298,094
Greentown China Holdings Ltd.	167,000	331,590
Guangzhou Pharmaceutical Co. Ltd.	248,000	948,907
Guangzhou R&F Properties Co. Ltd., Class H	299,200	464,177
Industrial and Commercial Bank of China Ltd., Class H	2,063,000	1,354,998
Intime Retail Group Co. Ltd.	250,000	257,972
NVC Lighting Holdings Ltd.	1,467,000	387,508
Shanghai Fosun Pharmaceutical Group Co. Ltd.	28,500	49,782
Sinopharm Group Co.	59,200	161,649
Soho China Ltd.	1,371,500	1,122,837
Sun Art Retail Group Ltd.	101,500	141,011
Wumart Stores, Inc., Class H	175,000	327,062
Zhaojin Mining Industry Co. Ltd., Class H	549,000	368,572
Zijin Mining Group Co. Ltd., Class H	1,424,000	305,136
		18,595,096
Colombia
Petrominerales Ltd.	70,585	384,159
Czech Republic
CEZ AS	491,928	11,677,752
Hong Kong
Agile Property Holdings Ltd.	1,012,000	1,062,344
Anton Oilfield Services Group	630,000	391,814
China Merchants Holdings International Co. Ltd.	218,000	680,714
China Overseas Land & Investment Ltd.	392,000	1,128,371
China Resources Power Holdings Co. Ltd.	172,000	400,692
Geely Automobile Holdings Ltd.	940,000	392,338
GOME Electrical Appliances Holdings Ltd.	3,668,000	368,489
Guangdong Investment Ltd.	242,000	195,922
Honghua Group Ltd.	2,788,000	800,342
KWG Property Holding Ltd.	857,000	491,190
Poly Property Group Co. Ltd.	204,000	110,670
Shenzhen International Holdings Ltd.	12,022,500	1,548,848
Shenzhen Investment Ltd.	1,356,000	499,355
Sino Biopharmaceutical	2,660,000	1,932,858
Skyworth Digital Holdings Ltd.	1,334,000	680,146
		10,684,093
Hungary
OTP Bank Rt.	37,844	761,662
Indonesia
Astra Agro Lestari Tbk PT	178,000	268,950
Indocement Tunggal Prakarsa Tbk PT	430,500	872,929
Media Nusantara Citra Tbk PT	300,000	90,398
Perusahaan Gas Negara Persero Tbk PT	2,490,000	1,429,955
Unilever Indonesia Tbk PT	52,000	160,569
		2,822,801
Israel
Bezeq The Israeli Telecommunication Corp. Ltd.	580,460	937,633
The Israel Corp. Ltd.	1,513	709,309
Teva Pharmaceutical Industries Ltd. — ADR	70,711	2,807,227
		4,454,169
Luxembourg
Millicom International Cellular SA	200	15,994

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	19

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Malaysia
Berjaya Sports Toto Bhd	102,173	$131,653
Lafarge Malayan Cement Bhd	94,600	301,530
Malaysia Airports Holdings BHD	433,700	901,091
MISC Bhd	147,300	247,014
Petronas Chemicals Group Bhd	1,043,800	2,129,683
Tenaga Nasional Bhd	641,900	1,759,687
		5,470,658
Mexico
America Movil SAB de CV, Series L	408,700	430,050
Cemex SAB de CV	103,800	119,625
Fomento Economico Mexicano SAB de CV — ADR	8,544	850,043
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	117,900	613,742
Grupo Carso SAB de CV, Series A1	154,058	766,988
Kimberly-Clark de Mexico SAB de CV, Class A	325,984	1,071,917
		3,852,365
Panama
Copa Holdings SA, Class A	17,102	2,380,085
Philippines
Aboitiz Power Corp.	498,400	401,093
Ayala Land, Inc.	368,800	255,176
Universal Robina Corp.	74,400	212,923
		869,192
Poland
Enea SA	3,053	12,909
Eurocash SA	900	16,754
KGHM Polska Miedz SA	18,778	650,689
PGE SA	26,281	124,274
Telekomunikacja Polska SA — ADR	447,693	1,064,535
		1,869,161
Russia
Gazprom OAO	424,700	1,651,751
IDGC Holding JSC	8,178,000	269,098
LSR Group — GDR	27,347	115,678
Lukoil OAO	4,592	271,072
Pharmstandard OJSC — GDR	12,516	173,347
Sistema JSFC — GDR	150,896	3,315,071
Surgutneftegas OAO, Preference Shares	1,880,200	1,228,540
		7,024,557
South Africa
Bidvest Group Ltd.	22,454	554,675
FirstRand Ltd.	476,463	1,429,284
Harmony Gold Mining Co. Ltd.	6,403	24,171
Harmony Gold Mining Co. Ltd. — ADR	40,106	154,408
Imperial Holdings Ltd.	73,691	1,535,957
Liberty Holdings Ltd.	12,553	155,581
Life Healthcare Group Holdings Ltd.	137,629	501,508
MMI Holdings Ltd.	259,013	563,374
Mr Price Group Ltd.	63,239	824,360
Netcare Ltd.	128,016	304,149
Reunert Ltd.	11,049	75,026
Sibanye Gold Ltd., ADR	95,477	296,933
Truworths International Ltd.	19,181	162,373
Vodacom Group Ltd.	182,868	2,158,670
Woolworths Holdings Ltd.	287,897	1,963,955
		10,704,424
South Korea
Chabio & Diostech Co. Ltd.	90,020	836,401
Cheil Worldwide, Inc.	57,430	1,316,131
CJ O Shopping Co. Ltd.	3,737	1,216,591
Daelim Industrial Co. Ltd.	1,574	124,409

	Shares	Value
Reference Entity — Long
South Korea (concluded)
Digital Optics Co. Ltd.	16,096	$288,747
Dongbu Insurance Co. Ltd.	45,960	1,946,006
Doosan Corp.	4,082	517,321
Doosan Heavy Industries & Construction Co. Ltd.	13,271	544,393
Duksan Hi-Metal Co. Ltd.	28,385	601,916
Grand Korea Leisure Co. Ltd.	14,750	420,000
Halla Climate Control Corp.	19,890	589,492
Hana Financial Group, Inc.	3	96
Hankook Tire Co. Ltd.	29,857	1,597,104
Hansol SeenTec Co. Ltd.	28,175	231,224
Hanwha Corp.	45,000	1,230,357
Huvis Corp.	19,350	197,825
Hynix Semiconductor, Inc.	194,390	4,702,436
Hyundai Engineering & Construction Co. Ltd.	58,603	3,084,632
Hyundai Steel Co.	1,938	118,000
Hyundai Wia Corp.	10,211	1,490,241
I-SENS, Inc.	6,330	219,234
ICD Co. Ltd.	19,360	253,841
Infraware, Inc.	6,140	86,597
KCC Corp.	2,264	702,677
KEYEAST Co. Ltd.	148,090	209,591
Korea Aerospace Industries Ltd.	144,550	3,711,552
Korea Investment Holdings Co. Ltd.	1,080	39,047
Korean Air Lines Co. Ltd.	25,670	644,363
Mando Corp.	11,248	1,181,034
Mirae Asset Securities Co. Ltd.	12,500	461,803
NCSoft Corp.	4,782	724,655
Partron Co. Ltd.	61,190	901,785
RFTech Co. Ltd.	59,798	620,907
S-MAC Co. Ltd.	6,850	71,634
Samsung Electronics Co. Ltd.	2,111	2,405,519
SK Holdings Co. Ltd.	2,803	440,332
SK Telecom Co. Ltd. — ADR	181,186	3,911,806
Sung Kwang Bend Co. Ltd.	7,166	184,733
Sungwoo Hitech Co. Ltd.	54,825	729,295
Tamul Multimedia Co. Ltd.	22,956	129,250
		38,682,977
Taiwan
ASUSTek Computer, Inc.	46,000	401,180
AU Optronics Corp.	7,458,000	2,686,302
Capella Microsystems Taiwan, Inc.	186,736	933,938
Casetek Holdings Ltd.	69,000	344,873
Cheng Uei Precision Industry Co. Ltd.	323,000	655,338
Chicony Electronics Co. Ltd.	569,640	1,364,936
Chimei Innolux Corp.	3,223,000	1,427,861
Chimei Materials Technology Corp.	387,000	433,475
China Steel Corp.	181,800	150,240
Chong Hong Construction Co.	439,000	1,823,685
Delta Electronics, Inc.	220,000	1,067,161
Eclat Textile Co. Ltd.	351,000	2,700,145
Elan Microelectronics Corp.	466,000	874,091
Everlight Electronics Co. Ltd.	64,000	100,738
Far Eastern Department Stores Co. Ltd.	88,000	83,814
Far Eastern New Century Corp.	1,530,000	1,726,212
Farglory Land Development Co. Ltd.	28,000	50,878
Formosa Chemicals & Fibre Corp.	77,250	192,166
Formosa Plastics Corp.	323,440	812,733
Giant Manufacturing Co. Ltd.	95,000	718,199
Global Unichip Corp.	27,000	86,038
Inventec Co. Ltd.	3,189,000	2,405,141
Mega Financial Holding Co. Ltd.	305	255
Merida Industry Co. Ltd.	222,000	1,480,303
Motech Industries, Inc.	790,000	1,021,723
Pegatron Corp.	160,000	236,208
Phison Electronics Corp.	253,000	1,885,784

See Notes to Financial Statements.

20	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Taiwan (concluded)
Powertech Technology, Inc.	817,000	$1,565,002
President Chain Store Corp.	236,000	1,758,413
Realtek Semiconductor Corp.	198,000	472,935
Standard Foods Corp.	37,100	112,105
Taishin Financial Holding Co. Ltd.	667,501	310,488
Taiwan Semiconductor Manufacturing Co. Ltd.	817,000	2,778,361
Teco Electric and Machinery Co. Ltd.	610,000	664,478
Uni-President Enterprises Corp.	1,788,050	3,647,071
United Microelectronics Corp.	152,000	67,987
Vanguard International Semiconductor Corp.	438,000	437,186
Wan Hai Lines Ltd.	294,000	157,267
Zhen Ding Technology Holding Ltd.	107,200	241,547
		37,876,257
Thailand
Advanced Info Service PCL	65,200	593,674
Airports of Thailand PCL	303,200	1,724,268
Bangkok Dusit Medical Services PCL	21,000	98,291
BEC World PCL	248,300	487,874
PTT Global Chemical PCL	685,000	1,444,409
Samart Corp. PCL	272,200	164,364
Siam Cement PCL	214,100	3,142,710
		7,655,590
Turkey
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	86,838	120,321
Enka Insaat ve Sanayi AS	779,977	2,150,204
Petkim Petrokimya Holding	321,655	448,382
TAV Havalimanlari Holding AS	342,486	2,140,630
Turkiye Is Bankasi (Isabank), C Shares	624,074	1,653,010
		6,512,547
United Kingdom
Antofagasta PLC	25,756	345,507
Lonmin PLC	17,821	84,685
Old Mutual PLC	247,856	734,953
		1,165,145
United States
Gran Tierra Energy, Inc.	104,191	640,775
Total Reference Entity — Long		200,508,963

Reference Entity — Short
Brazil
BR Malls Participacoes SA	(400)	(3,545)
BR Properties SA	(35,800)	(296,588)
Braskem SA — ADR	(44,072)	(677,827)
Cia de Bebidas das Americas — ADR	(4,832)	(182,553)
CPFL Energia SA — ADR	(42,324)	(782,994)
Embraer SA — ADR	(75,702)	(2,571,597)
Fibria Celulose SA — ADR	(355,528)	(3,939,250)
Gerdau SA — ADR	(115,000)	(729,100)
Gol Linhas Aereas Inteligentes SA — ADR	(774,620)	(2,749,901)
Gol Linhas Aereas Inteligentes SA, Preference Shares	(5,400)	(18,510)
Multiplan Empreendimentos Imobiliarios SA	(35,400)	(781,443)
Natura Cosmeticos SA	(14,500)	(292,053)
Telefonica Brasil SA — ADR	(91,090)	(1,955,702)
Totvs SA	(19,800)	(312,447)
		(15,293,510)

	Shares	Value
Reference Entity — Short
Chile
E.CL SA	(103,156)	$(160,448)
Empresa Nacional de Electricidad SA — ADR	(120,098)	(4,770,293)
Latam Airlines Group SA	(7,899)	(106,801)
Latam Airlines Group SA — ADR	(90,174)	(1,212,840)
		(6,250,382)
China
Airtac International Group	(750)	(4,240)
Aluminum Corp. of China Ltd., Class H	(300,000)	(92,270)
Anhui Conch Cement Co. Ltd., Class H	(171,000)	(505,320)
Brilliance China Automotive Holdings Ltd.	(548,000)	(654,327)
China COSCO Holdings Co. Ltd., Class H	(361,000)	(148,792)
China Life Insurance Co. Ltd., Class H	(462,000)	(1,108,197)
China Longyuan Power Group Corp., Class H	(1,059,000)	(1,113,798)
China National Building Material Co. Ltd., Class H	(458,000)	(412,754)
China Pacific Insurance Group Co. Ltd., Class H	(85,000)	(284,139)
China Shipping Development Co. Ltd., Class H	(1,784,000)	(776,163)
CITIC Securities Co. Ltd.	(217,000)	(408,910)
Country Garden Holdings Co. Ltd.	(527)	(298)
Daphne International Holdings Ltd.	(264,000)	(188,099)
ENN Energy Holdings Ltd.	(2,000)	(11,069)
Guangzhou Automobile Group Co. Ltd., Class H	(1,084,000)	(1,051,680)
Haitong Securities Co. Ltd.	(26,800)	(34,572)
Metallurgical Corp. of China Ltd., Class H	(851,000)	(150,153)
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	(1,768,000)	(1,669,653)
Shui On Land Ltd.	(2,467,000)	(738,029)
Sinopec Shanghai Petrochemical Co. Ltd., Class H	(3,794,000)	(1,167,721)
Weichai Power Co. Ltd., Class H	(207,800)	(687,758)
Zhongsheng Group Holdings Ltd.	(591,500)	(613,290)
ZTE Corp.	(100,200)	(174,073)
		(11,995,305)
Egypt
Orascom Telecom Holding SAE — GDR	(227,867)	(669,992)
Hong Kong
Beijing Enterprises Holdings Ltd.	(97,500)	(650,931)
China Agri-Industries Holdings Ltd.	(215,100)	(99,777)
China High Speed Transmission Equipment Group Co. Ltd.	(245,000)	(110,386)
China Mengniu Dairy Co. Ltd.	(164,000)	(656,166)
China State Construction International Holdings Ltd.	(896,000)	(1,426,567)
Dah Chong Hong Holdings Ltd.	(1,300,000)	(983,269)
GCL-Poly Energy Holdings Ltd.	(11,983,000)	(3,053,785)
Hanergy Solar Group Ltd.	(326,000)	(26,875)
Hopson Development Holdings Ltd.	(136,000)	(158,736)
Shanghai Industrial Holdings Ltd.	(45,000)	(139,673)
		(7,306,165)
India
Larsen & Toubro Ltd. — GDR	(26,738)	(371,217)
Indonesia
Astra International Tbk PT	(496,500)	(314,181)
Israel
Bank Leumi Le-Israel BM	(243,261)	(816,152)
Ratio Oil Exploration 1992 LP	(1,241,123)	(123,818)
		(939,970)
Malaysia
IJM Corp. BHD	(126,600)	(225,768)
Maxis Bhd	(3,837,200)	(8,414,294)
		(8,640,062)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	21

Schedule of Investments (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
Mexico
Alpek SA de CV	(561,100)	$(1,270,440)
Cemex SAB de CV, — ADR	(23,088)	(265,743)
Empresas ICA SAB de CV	(415,000)	(876,933)
Grupo Bimbo SAB de CV	(715,100)	(2,418,611)
Grupo Televisa SAB, ADR	(29,811)	(807,878)
Industrias CH SAB de CV	(11,100)	(71,218)
Mexichem SAB de CV	(559,500)	(2,618,177)
Minera Frisco SAB de CV, Series A1	(262,900)	(577,144)
		(8,906,144)
Philippines
Philippine Long Distance Telephone Co. — ADR	(1,793)	(126,371)
Poland
Polski Koncern Naftowy Orlen SA	(10,106)	(137,190)
Russia
MMC Norilsk Nickel OJSC — ADR	(187,905)	(2,512,713)
Mobile Telesystems OJSC — ADR	(6,293)	(122,650)
Novolipetsk Steel OJSC — GDR	(241,575)	(3,502,388)
Severstal OAO — GDR	(446,617)	(3,357,034)
Tatneft OAO — ADR	(46,432)	(1,706,568)
Uralkali OJSC — GDR	(3,795)	(82,205)
X5 Retail Group NV — GDR	(4,849)	(80,730)
		(11,364,288)
South Africa
Exxaro Resources Ltd.	(1,476)	(22,751)
Foschini Group Ltd.	(3,218)	(32,752)
Northam Platinum Ltd.	(2,512)	(9,213)
Steinhoff International Holdings Ltd.	(20,844)	(55,189)
		(119,905)
South Korea
Amorepacific Corp.	(1,643)	(1,386,442)
Cosmax, Inc.	(14,630)	(621,267)
CTC BIO, Inc.	(15,553)	(398,840)
Daewoo Engineering & Construction Co. Ltd.	(82,110)	(563,505)
Daewoo International Corp.	(6,480)	(221,522)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	(93,210)	(2,456,338)
Daou Technology, Inc.	(5,140)	(76,142)
Daum Communications Corp.	(13,968)	(1,089,711)
Doosan Infracore Co. Ltd.	(17,130)	(188,038)
GS Engineering & Construction Corp.	(9,590)	(259,970)
Hanjin Shipping Co. Ltd.	(1,690)	(12,130)
Hotel Shilla Co. Ltd.	(27,627)	(1,635,382)
Hyundai Development Co.	(69,780)	(1,237,686)
Hyundai Merchant Marine Co. Ltd.	(12,450)	(177,660)
Hyundai Mipo Dockyard	(947)	(111,919)
Kolon Industries, Inc.	(35,546)	(1,596,713)
Korea Electric Power Corp.	(10,200)	(260,388)
LG Electronics, Inc.	(3,823)	(247,989)
LG Fashion Corp.	(26,490)	(649,251)
Lock & Lock Co. Ltd.	(46,530)	(984,770)
Lotte Confectionery Co. Ltd.	(134)	(189,080)
Nexen Tire Corp.	(12,860)	(191,694)
Orion Corp.	(1,717)	(1,558,948)
Osstem Implant Co. Ltd.	(8,080)	(217,159)
Samsung Engineering Co. Ltd.	(28,770)	(2,011,936)
Samsung Fine Chemicals Co. Ltd.	(2,984)	(126,785)
Samsung SDI Co. Ltd.	(2,470)	(357,875)

	Shares	Value
Reference Entity — Short
South Korea (concluded)
Seegene, Inc.	(81)	$(3,969)
Shinsegae Co. Ltd.	(416)	(80,948)
WeMade Entertainment Co. Ltd.	(2,287)	(112,689)
		(19,026,746)
Taiwan
Career Technology MFG. Co. Ltd.	(184,000)	(175,580)
China Airlines Ltd.	(268,000)	(99,210)
China Development Financial Holding Corp.	(741,000)	(209,660)
China Motor Corp.	(1,629,000)	(1,372,278)
China Petrochemical Development Corp.	(2,243,700)	(1,148,376)
Chunghwa Telecom Co. Ltd. — ADR	(52,856)	(1,695,092)
Compal Electronics, Inc.	(310,000)	(214,758)
Dynapack International Technology Corp.	(177,000)	(500,714)
Epistar Corp.	(1,056,000)	(1,758,516)
Eva Airways Corp.	(2,791,000)	(1,555,298)
Evergreen Marine Corp., Taiwan Ltd.	(400,000)	(224,022)
First Financial Holding Co. Ltd.	(870,000)	(539,257)
Foxconn Technology Co. Ltd.	(1,974,000)	(4,896,156)
G Tech Optoelectronics Corp.	(676,000)	(1,297,024)
Genesis Photonics, Inc.	(1,310,000)	(788,641)
Genius Electronic Optical Co. Ltd.	(51,000)	(269,400)
Green Energy Technology, Inc.	(434,000)	(276,690)
Hon Hai Precision Industry Co. Ltd. — GDR	(2,845)	(14,736)
Hotai Motor Co. Ltd.	(53,000)	(585,706)
Hua Nan Financial Holdings Co. Ltd.	(429,000)	(249,608)
Macronix International	(15,302,280)	(3,683,666)
MediaTek, Inc.	(37,000)	(444,181)
MIN AIK Technology Co. Ltd.	(51,000)	(144,373)
MStar Semiconductor, Inc.	(345,000)	(2,730,709)
Nan Kang Rubber Tire Co. Ltd.	(948,936)	(1,130,452)
Novatek Microelectronics Corp.	(36,000)	(159,121)
Oriental Union Chemical Corp.	(910,000)	(889,763)
Quanta Computer, Inc.	(192,000)	(446,599)
Shin Zu Shing Co. Ltd.	(132,000)	(297,010)
Synnex Technology International Corp.	(6,327,000)	(7,946,801)
Taiwan Glass Industry Corp.	(235,000)	(220,400)
United Microelectronics Corp., ADR	(224,468)	(493,830)
Wintek Corp.	(2,902,000)	(1,180,468)
Yuanta Financial Holding Co. Ltd.	(1,135,000)	(591,968)
		(38,230,063)
Thailand
Charoen Pokphand Foods PCL	(6,924,700)	(6,194,620)
Glow Energy PCL	(201,100)	(440,107)
Home Product Center PCL	(3,683,800)	(1,388,781)
Krung Thai Bank PCL	(138,625)	(78,392)
Thai Union Frozen Products PCL	(2,248,600)	(4,041,014)
		(12,142,914)
Turkey
Arcelik	(91,067)	(606,879)
Dogan Sirketler Grubu Holding	(44,982)	(21,992)
Trakya Cam Sanayi	(1,097,434)	(1,417,082)
Turk Telekomunikasyon	(216,032)	(773,748)
Yapi ve Kredi Bankasi AS	(111,764)	(243,190)
		(3,062,891)
United States
NII Holdings, Inc.	(284,122)	(2,039,996)
Total Reference Entity — Short		(146,937,292)
Net Value of Reference Entity — UBS AG		$53,571,671

See Notes to Financial Statements.

22	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (concluded)	BlackRock Emerging Markets Long/Short Equity Fund

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and financial derivative instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities	$622,257,520	—	—	$622,257,520

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	—	$34,824,786	—	$34,824,786
[1]	Derivative financial instruments are swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, cash received as collateral for swaps of $36,748,974 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended July 31, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	23

Schedule of Investments July 31, 2013	BlackRock Global Long/Short Equity Fund (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (a)(b)	79,612,430	$79,612,430
Total Short-Term Securities (Cost — $79,612,430*) — 95.6%		79,612,430
Other Assets — 4.4%		3,685,715
Net Assets — 100.0%		$83,298,145

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Investments in issuers considered to be an affiliate of the Fund during the period ended July, 2013, for purposes of Section 2(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at July 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	79,612,430	79,612,430	$14,963

(b)	Represents the current yield as of report date.
•	Total return swaps outstanding as of July 31, 2013 were as follows:[1]

Reference Entity	Counterparty	Expiration Date(s)	Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities Long/Short:	Bank of America Merrill Lynch	1/21/14	$2,482,522	$143,150	[2]	$2,631,661
	Deutsche Bank AG	1/07/14-5/14/14	$1,781,341	773,755	[3]	2,271,405
	Goldman Sachs & Co.	6/24/14-2/05/15	$2,531,951	(1,031,649)[4]		2,625,688
	UBS AG	1/17/14	$1,055,145	2,153,373	[5]	2,208,258

Total				$2,038,629		$9,737,012
[1]	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the currencies of the securities underlying the total return swap.
[2]	Amount includes $5,989 of dividends and financing income payable from the Fund to the counterparty.
[3]	Amount includes $(283,691) of dividends and financing income payable from the Fund to the counterparty.
[4]	Amount includes $1,125,386 of dividends and financing income payable from the Fund to the counterparty.
[5]	Amount includes $(1,000,260) of dividends and financing income payable from the Fund to the counterparty.

•	Foreign currency exchange contracts as of July, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	2,230	USD	2,161	BNP Paribas Securities Corp.	8/01/13	$11
DKK	9,464	USD	1,679	Deutsche Bank Securities, Inc.	8/01/13	10
EUR	12,640	USD	16,816	BNP Paribas Securities Corp.	8/01/13	99
GBP	5,312	USD	8,041	BNP Paribas Securities Corp.	8/01/13	39
USD	826	HKD	6,408	BNP Paribas Securities Corp.	8/01/13	—
USD	13,918	JPY	1,367,617	BNP Paribas Securities Corp.	8/01/13	(50)
USD	999	SEK	6,584	BNP Paribas Securities Corp.	8/02/13	(11)

Total						$98

See Notes to Financial Statements.

24	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Bank of America Merrill Lynch as of July 31, 2013:

	Shares	Value
Reference Entity — Long
Ireland
Seagate Technology PLC	524	$21,437
Netherlands
CNH Global NV	293	13,768
Constellium NV Class A	726	13,220
LyondellBasell Industries NV, Class A	10,511	722,211
NXP Semiconductors NV	7,036	229,725
		978,924
Norway
Golar LNG Partners LP	162	5,299
Norwegian Cruise Line Holdings Ltd.	83	2,512
		7,811
Panama
Copa Holdings SA, Class A	161	22,479
Singapore
Avago Technologies Ltd.	12,189	447,093
United States
3D Systems Corp.	1,369	64,656
AbbVie, Inc.	1,049	47,707
Abercrombie & Fitch Co., Class A	468	23,338
ACE Ltd.	8,723	797,106
The AES Corp.	1,073	13,347
Aetna, Inc.	2,348	150,670
Air Lease Corp	678	18,901
Allergan, Inc.	699	63,692
Alon USA Energy, Inc.	4,316	58,955
AMC Networks, Inc., Class A	2,871	195,973
American Eagle Outfitters, Inc.	4,579	89,930
American Electric Power Co., Inc.	12,790	592,815
American Water Works Co., Inc.	247	10,541
Amgen, Inc.	3,161	342,303
Anadarko Petroleum Corp.	913	80,817
Apollo Group, Inc., Class A	536	9,765
Arthur J Gallagher & Co.	966	42,870
Artisan Partners Asset Management, Inc.	388	20,563
Avery Dennison Corp.	197	8,810
Baxter International, Inc.	326	23,810
BB&T Corp.	5,187	185,123
BE Aerospace, Inc.	195	13,592
Boise Cascade Co.	188	4,973
Broadcom Corp., Class A	12,516	345,065
Brown & Brown, Inc.	715	23,586
Celgene Corp.	623	91,492
Cinemark Holdings, Inc.	680	19,800
Cisco Systems, Inc.	1,509	38,554
CIT Group, Inc.	4,675	234,263
Citigroup, Inc.	12,023	626,878
CNA Financial Corp.	101	3,585
Comerica, Inc.	992	42,198
Computer Sciences Corp.	2,652	126,393
Copart, Inc.	364	11,832
Corning, Inc.	1,051	15,963
Corrections Corp. of America	853	28,190
CST Brands, Inc.	132	4,303
Delek US Holdings, Inc.	1,832	55,417
Dillard’s, Inc., Class A	481	40,609
DIRECTV	3,114	197,021
Discovery Communications, Inc. Class C	7,195	522,787
Domino’s Pizza, Inc.	6,027	377,168
Eastman Chemical Co.	6,432	517,324

	Shares	Value
Reference Entity — Long
United States (continued)
Entegris, Inc.	735	$7,003
Equity One, Inc.	1,702	39,383
Everest Re Group Ltd.	143	19,093
Exelis, Inc.	209	3,088
Expedia, Inc.	6,583	310,255
First Republic Bank	198	8,550
First Solar, Inc.	1,515	74,597
Foot Locker, Inc.	647	23,375
Freescale Semiconductor Ltd.	140	2,197
The Gap, Inc.	393	18,037
Harley-Davidson, Inc.	63	3,575
HCA Holdings, Inc.	7,350	286,649
Health Net, Inc.	707	21,682
Hewlett-Packard Co.	1,855	47,635
Huntsman Corp.	84	1,512
ING US, Inc.	3,966	123,421
Intuitive Surgical, Inc.	27	10,475
The J.M. Smucker Co.	823	92,603
JPMorgan Chase & Co.	17,163	956,493
The Kroger Co.	1,072	42,096
Lamar Advertising Co., Class A	4,889	211,839
Lear Corp.	7,101	491,885
Lender Processing Services, Inc.	89	2,907
Lindsay Corp.	95	7,133
Lorillard, Inc.	148	6,293
LPL Financial Holdings Inc.	656	24,966
Macy’s, Inc.	415	20,060
Marvell Technology Group Ltd.	1,754	22,748
Matson, Inc.	1,150	32,567
Maxim Integrated Products, Inc.	14,470	413,841
Mead Johnson Nutrition Co.	10,292	749,668
Microsoft Corp.	9,252	294,490
Middleby Corp.	13	2,325
Mohawk Industries, Inc.	196	23,321
Moody’s Corp.	594	40,254
MRC Global, Inc.	63	1,688
News Corp. Class A	1,851	29,485
Northrop Grumman Corp.	1,016	93,532
Ocwen Financial Corp.	3,692	175,812
Old Dominion Freight Line, Inc.	146	6,376
Oracle Corp.	3,181	102,904
Packaging Corp. of America	540	29,045
Penn National Gaming, Inc.	193	9,647
Phillips 66	1,292	79,457
Precision Castparts Corp.	201	44,564
Prudential Financial, Inc.	307	24,242
Quintiles Transnational Holdings, Inc.	69	3,093
Raytheon Co.	1,280	91,954
Realogy Holdings Corp.	1,091	49,050
Regal Entertainment Group, Series A	1,203	22,675
Ross Stores, Inc.	203	13,695
Rovi Corp.	1,096	24,692
Ryder System, Inc.	1,040	64,312
SanDisk Corp.	14,583	803,814
Service Corp. International	8,510	161,433
Sirona Dental Systems, Inc.	406	28,662
Skyworks Solutions, Inc.	10,453	251,080
Solarcity Corp.	147	6,076
Spirit AeroSystems Holdings, Inc., Class A	544	13,794
Spirit Airlines, Inc.	135	4,460
Sun Communities, Inc.	85	4,114
Tableau Software, Inc. Class A	105	5,816
Telephone & Data Systems, Inc.	5,320	141,032
Thor Industries, Inc.	168	9,079
Thoratec Corp.	72	2,360
Towers Watson & Co., Class A	468	39,418

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	25

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
United States (concluded)
TransDigm Group, Inc.	801	$115,815
Triumph Group, Inc.	2,342	183,752
United Therapeutics Corp.	18	1,346
Urban Outfitters, Inc.	1,748	74,394
Valmont Industries, Inc.	210	29,323
VeriSign, Inc.	14,008	670,141
Visteon Corp.	587	38,664
Worthington Industries, Inc.	48	1,716
Xerox Corp.	245	2,375
XL Group PLC	268	8,400
Zebra Technologies Corp., Class A	451	20,821
Zoetis, Inc.	1,042	31,061
		14,133,870
Total Reference Entity — Long		15,611,614

Reference Entity — Short
Canada
Kodiak Oil & Gas Corp.	(339)	(3,292)
China
SINA Corp.	(177)	(12,208)
Netherlands
Chicago Bridge & Iron Co. NV	(2,187)	(130,301)
Norway
Teekay Corp.	(314)	(12,456)
Panama
Carnival Corp.	(19,430)	(719,493)
United States
ACI Worldwide, Inc.	(566)	(26,800)
Acuity Brands, Inc.	(1,474)	(127,501)
Aeropostale, Inc.	(13,756)	(208,128)
Air Products & Chemicals, Inc.	(1,181)	(128,304)
Akamai Technologies, Inc.	(1,881)	(88,783)
Albemarle Corp.	(1,422)	(88,178)
Alcoa, Inc.	(155)	(1,232)
Allegheny Technologies, Inc.	(1,637)	(45,132)
Allison Transmission Holdings, Inc.	(218)	(5,180)
Alpha Natural Resources, Inc.	(15,250)	(82,960)
Amsurg Corp.	(68)	(2,659)
Applied Materials, Inc.	(5,180)	(84,486)
Approach Resources, Inc.	(478)	(12,662)
Aptargroup, Inc.	(1,085)	(63,353)
Arch Capital Group Ltd.	(6,437)	(348,564)
Arch Coal, Inc.	(693)	(2,703)
Ariad Pharmaceuticals, Inc.	(61)	(1,133)
Ascena Retail Group, Inc.	(735)	(14,031)
Bally Technologies, Inc.	(924)	(66,232)
Bed Bath & Beyond, Inc.	(266)	(20,341)
Bill Barrett Corp.	(259)	(5,807)
BioMarin Pharmaceutical, Inc.	(1,914)	(123,740)
BP Prudhoe Bay Royalty Trust	(440)	(39,525)
The Brink’s Co.	(201)	(5,373)
Brookdale Senior Living, Inc.	(230)	(6,698)
C&J Energy Services, Inc.	(756)	(14,629)
C.H. Robinson Worldwide, Inc.	(56)	(3,339)
Cablevision Systems Corp.	(95)	(1,776)
Cabot Corp.	(454)	(18,623)
CACI International, Inc. Class A	(85)	(5,644)
Carpenter Technology Corp.	(2,698)	(141,051)
Carrizo Oil & Gas, Inc.	(317)	(10,039)
Caterpillar, Inc.	(366)	(30,345)
The Charles Schwab Corp.	(7,144)	(157,811)
Chesapeake Energy Corp.	(183)	(4,264)

	Shares	Value
Reference Entity — Short
United States (continued)
Cloud Peak Energy, Inc.	(155)	$(2,485)
Coeur d’Alene Mines Corp.	(240)	(3,218)
Commercial Metals Co.	(478)	(7,404)
Convergys Corp.	(262)	(4,960)
CR Bard, Inc.	(1,600)	(183,360)
Cubist Pharmaceuticals, Inc.	(299)	(18,637)
Cypress Semiconductor Corp.	(280)	(3,576)
DaVita HealthCare Partners, Inc.	(128)	(14,900)
Deckers Outdoor Corp.	(106)	(5,812)
DENTSPLY International, Inc.	(3,752)	(160,886)
Douglas Emmett, Inc.	(319)	(7,978)
Eaton Vance Corp.	(320)	(12,950)
Electronic Arts, Inc.	(14,067)	(367,430)
EMC Corp.	(5,101)	(133,391)
Endurance Specialty Holdings Ltd.	(75)	(3,947)
Equity Residential	(763)	(42,728)
Erie Indemnity Co. Class A	(42)	(3,376)
Family Dollar Stores, Inc.	(2,123)	(145,977)
Fastenal Co.	(462)	(22,643)
FMC Corp.	(733)	(48,495)
Forest Laboratories, Inc.	(864)	(37,636)
The Fresh Market, Inc.	(813)	(42,910)
FTI Consulting, Inc.	(242)	(9,017)
Genesee & Wyoming, Inc. Class A	(5,076)	(455,114)
The Goodyear Tire & Rubber Co.	(3,029)	(56,036)
Guess?, Inc.	(4,366)	(147,047)
Gulfmark Offshore, Inc. Class A	(202)	(9,948)
Hancock Holding Co.	(242)	(7,928)
Harman International Industries, Inc.	(93)	(5,629)
Helix Energy Solutions Group, Inc.	(487)	(12,355)
Henry Schein, Inc.	(67)	(6,957)
HMS Holdings Corp.	(8,435)	(204,043)
HNI Corp.	(388)	(14,787)
Hospira, Inc.	(437)	(17,786)
Hudson City Bancorp, Inc.	(186)	(1,778)
Integrated Device Technology, Inc.	(15,534)	(139,961)
International Game Technology	(771)	(14,240)
International Rectifier Corp.	(1,635)	(39,420)
Intrepid Potash, Inc.	(3,499)	(44,717)
J.C. Penney Co., Inc.	(89)	(1,299)
John Wiley & Sons, Inc. Class A	(1,987)	(89,673)
Johnson & Johnson	(3,221)	(301,163)
Juniper Networks, Inc.	(4,163)	(90,212)
Kellogg Co.	(7,676)	(508,458)
Kirby Corp.	(906)	(76,521)
Laredo Petroleum Holdings, Inc.	(288)	(6,310)
Level 3 Communications, Inc.	(18,379)	(405,257)
Lexmark International, Inc.	(1,710)	(64,108)
Life Time Fitness, Inc.	(1,075)	(57,287)
Lockheed Martin Corp.	(2,939)	(353,033)
The Manitowoc Co., Inc.	(665)	(13,652)
McCormick & Co., Inc.	(816)	(58,434)
McGraw Hill Financial, Inc.	(1,937)	(119,823)
MDU Resources Group, Inc.	(454)	(12,730)
MEDNAX, Inc.	(1,261)	(122,847)
Medtronic, Inc.	(1,202)	(66,398)
Mentor Graphics Corp.	(190)	(3,901)
Mettler-Toledo International, Inc.	(193)	(42,576)
MICROS Systems, Inc.	(237)	(11,549)
Microsemi Corp.	(85)	(2,096)
Mine Safety Appliances Co.	(88)	(4,675)
Murphy Oil Corp.	(43)	(2,912)
Nabors Industries Ltd.	(56)	(862)
National Instruments Corp.	(336)	(9,472)
Netscout Systems, Inc.	(321)	(8,516)
The New York Times Co.	(1,018)	(12,399)
See Notes to Financial Statements.

26	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
United States (concluded)
Northern Oil and Gas, Inc.	(3,452)	$(45,601)
OGE Energy Corp.	(274)	(10,248)
ON Semiconductor Corp.	(7,984)	(65,788)
Onyx Pharmaceuticals, Inc.	(588)	(77,204)
PACCAR, Inc.	(5,298)	(298,118)
Palo Alto Networks, Inc.	(2,652)	(129,789)
Pandora Media, Inc.	(689)	(12,636)
Parker Hannifin Corp.	(55)	(5,680)
Peabody Energy Corp.	(525)	(8,694)
Prosperity Bancshares, Inc.	(226)	(13,339)
PVH Corp.	(1,584)	(208,755)
Questar Corp.	(6,189)	(147,670)
Rackspace Hosting, Inc.	(3,813)	(172,691)
Regis Corp.	(234)	(4,065)
Rex Energy Corp.	(1,394)	(26,751)
Riverbed Technology, Inc.	(555)	(8,680)
Rockwell Collins, Inc.	(8,521)	(606,440)
Scientific Games Corp.	(325)	(4,430)
SEACOR Holdings, Inc.	(392)	(34,324)
Sempra Energy	(6,646)	(582,389)
ServiceNow, Inc.	(2,613)	(113,875)
Sotheby’s	(6,430)	(289,350)
Sourcefire, Inc.	(1,187)	(89,535)
St Jude Medical, Inc.	(3,671)	(192,324)
Sysco Corp.	(3,855)	(133,036)
TCF Financial Corp.	(2,947)	(44,912)
Theravance, Inc.	(394)	(15,193)
Tiffany & Co.	(227)	(18,049)
Toll Brothers, Inc.	(940)	(30,898)
The Toro Co.	(143)	(7,047)
UGI Corp.	(2,149)	(90,237)
Ulta Salon Cosmetics & Fragrance, Inc.	(2,792)	(281,713)
Under Armour, Inc. Class A	(371)	(24,905)
Unit Corp.	(135)	(6,086)
United Technologies Corp.	(1,796)	(189,604)
UnitedHealth Group, Inc.	(10,144)	(738,990)
UTI Worldwide, Inc.	(2,410)	(39,765)
Valassis Communications, Inc.	(444)	(12,712)
Varian Medical Systems, Inc.	(1,660)	(120,350)
VMware, Inc., Class A	(1,886)	(155,010)
Waste Management, Inc.	(193)	(8,112)
WellCare Health Plans, Inc.	(1,032)	(62,983)
WESCO International, Inc.	(501)	(37,966)
WPX Energy, Inc.	(208)	(3,996)
Yahoo! Inc.	(1,339)	(37,612)
		(12,102,203)
Total Reference Entity — Short		(12,979,953)
Net Value of Reference Entity — Bank of America Merrill Lynch		$2,631,661

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Deutsche Bank AG as of July 31, 2013:

Reference Entity — Long
Australia
Aristocrat Leisure Ltd.	976	3,795
BlueScope Steel Ltd.	1,149	5,530
Brambles Ltd.	371	3,012
JB Hi-Fi Ltd.	2,172	36,250
		48,587

	Shares	Value
Reference Entity — Long
Austria
Erste Group Bank AG	741	$22,441
Lenzing AG	59	4,452
		26,893
Belgium
Ageas	2,561	102,565
Delhaize Group	2,233	147,319
KBC Groep NV	3,502	140,969
		390,853
Canada
Boardwalk Real Estate Investment Trust	1,413	79,263
Gildan Activewear, Inc.	3,465	154,638
Magna International, Inc.	1,407	107,597
Norbord, Inc.	138	4,354
Quebecor, Inc. Class B	93	4,264
Rogers Communications, Inc., Class B	306	12,221
Westjet Airlines Ltd.	2,596	55,498
Whitecap Resources, Inc.	2,261	24,296
		442,131
China
Shimao Property Holdings Ltd.	3,000	6,254
Denmark
A.P. Moller — Maersk A/S, Class B	9	70,550
Danske Bank A/S	5,666	104,270
		174,820
Finland
Caverion Corp.	1,206	6,696
KCI Konecranes Oyj	367	10,751
Kone Oyj, Class B	7,377	549,416
Pohjola Bank PLC, Class A	693	11,993
Sampo Oyj, Class A	4,814	210,826
		789,682
France
Bouygues SA	948	27,755
Cie Generale des Etablissements Michelin, Class B	702	70,391
Credit Agricole SA	1,435	13,694
Plastic Omnium SA	123	8,387
Renault SA	2,665	209,970
Societe Generale SA	2,108	84,807
Technicolor SA	14,101	70,748
Teleperformance	1,083	52,494
Thales SA	490	25,229
UBISOFT Entertainment	350	5,335
Unibail-Rodamco SE	818	198,742
Vinci SA	2,246	121,484
		889,036
Germany
Aareal Bank AG	6,379	176,282
Adidas AG	238	26,526
Bayerische Motoren Werke AG	5,964	583,747
Deutsche Lufthansa AG, Registered Shares	7,377	147,831
Deutsche Telekom AG, Registered Shares	4,213	51,227
Duerr AG	1,158	77,532
Generali Deutschland Holding AG	162	23,510
Gildemeister AG	371	8,621
Hannover Rueckversicherung AG, Registered Shares	34	2,523
Hugo Boss AG	107	12,407
KUKA AG	1,744	76,978
Porsche Automobil Holding SE, Preference Shares	1,301	110,305
ProSieben SAT.1 Media AG, Preference Shares	22,370	915,997
Rheinmetall AG	2,963	137,080

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	27

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Germany (concluded)
Sky Deutschland AG	10,057	$78,731
Talanx AG	545	17,187
Telefonica Deutschland Holding AG	2,340	16,025
TUI AG	8,248	104,050
United Internet AG	300	9,797
Wincor Nixdorf AG	417	26,449
		2,602,805
Ireland
James Hardie Industries SE	4,521	37,504
Italy
Banca Popolare dell’Emilia Romagna Scrl	531	3,155
Fiat SpA	29,917	238,522
Prysmian SpA	255	5,168
		246,845
Japan
Anritsu Corp.	1,000	12,546
Canon, Inc.	1,700	52,434
Capcom Co. Ltd.	300	5,328
COMSYS Holdings Corp.	300	3,808
CyberAgent, Inc.	4	9,324
Daikyo, Inc.	54,000	162,191
Daiwa House Industry Co. Ltd.	1,000	18,365
Dena Co. Ltd.	2,300	43,641
Hitachi Capital Corp.	600	14,295
Hitachi Zosen Corp.	4,000	6,111
Honda Motor Co. Ltd.	2,000	74,081
Internet Initiative Japan, Inc.	100	3,432
Isuzu Motors Ltd.	16,000	113,445
J Trust Co. Ltd.	1,800	37,435
Kenedix, Inc.	4,000	18,310
Kyowa Exeo Corp.	4,800	52,914
Matsui Securities Co. Ltd.	300	2,753
MISUMI Group, Inc.	100	2,717
Mitsubishi Corp.	300	5,465
Mitsubishi Heavy Industries Ltd.	4,000	21,476
Mitsubishi UFJ Financial Group, Inc.	68,200	423,044
Mitsui Mining & Smelting Co. Ltd.	3,000	6,719
MonotaRO Co. Ltd.	100	2,312
Nexon Co. Ltd.	400	5,049
Nikon Corp.	300	6,261
Nomura Holdings, Inc.	300	2,278
Nomura Real Estate Holdings, Inc.	500	11,657
NTT Urban Development Corp.	3	3,615
Omron Corp.	1,000	30,923
Oriental Land Co. Ltd.	300	48,813
Resona Holdings, Inc.	5,800	28,777
Ryohin Keikaku Co. Ltd.	100	8,760
Sega Sammy Holdings, Inc.	200	4,660
Ship Healthcare Holdings, Inc.	1,900	70,128
Showa Corp.	100	1,342
Taikisha Ltd.	100	2,412
Taiyo Yuden Co. Ltd.	200	2,670
Takata Corp.	200	4,176
Tokai Rika Co. Ltd.	100	2,153
UNY Group Holdings Co. Ltd	1,700	10,914
Ushio, Inc.	300	3,680
Wacom Co. Ltd.	800	6,444
		1,346,858
Luxembourg
GAGFAH SA	1,094	12,568
Netherlands
Aegon NV	2,422	18,652
ASML Holding NV	4,519	407,060
European Aeronautic Defence and Space Co. NV	244	14,602

	Shares	Value
Reference Entity — Long
Netherlands (concluded)
Koninklijke Ahold NV	9,994	$164,640
STMicroelectronics NV	286	2,440
		607,394
Norway
Norwegian Air Shuttle	237	10,501
Spain
Abertis Infraestructuras SA	11,301	209,843
Amadeus IT Holding SA, Class A	20,996	722,096
Banco Bilbao Vizcaya Argentaria SA	92,001	872,439
Bankinter SA	729	3,319
Distribuidora Internacional de Alimentacion SA	35,617	294,733
Ebro Foods SA	463	9,994
Ferrovial SA	10,962	187,007
Inditex SA	5,014	669,287
Repsol YPF SA	306	7,329
Tecnicas Reunidas SA	202	9,212
		2,985,259
Sweden
Castellum AB	132	1,837
Switzerland
OC Oerlikon Corp. AG	5,749	75,551
Roche Holding AG	686	168,792
		244,343
United Kingdom
Aberdeen Asset Management PLC	13,916	81,448
African Minerals Ltd.	4,472	14,770
ARM Holdings PLC	11,561	155,127
Ashtead Group PLC	14,468	155,215
ASOS PLC	1,919	138,052
Barratt Developments PLC	12,777	63,337
Britvic PLC	844	6,978
BT Group PLC	23,532	121,757
Capital & Counties Properties PLC	2,172	11,945
Catlin Group Ltd.	290	2,228
Daily Mail & General Trust PLC	2,773	34,074
Debenhams PLC	8,647	14,261
Dixons Retail PLC	183,558	126,620
Domino’s Pizza UK & IRL PLC	5,656	49,101
DS Smith PLC	11,393	44,861
easyJet PLC	41,304	887,697
Home Retail Group PLC	15,489	35,481
IG Group Holdings PLC	13,381	117,370
ITV PLC	52,880	136,003
Man Group PLC	8,653	10,525
Old Mutual PLC	915	2,701
Pace PLC	29,402	139,504
Prudential PLC	417	7,404
QinetiQ Group PLC	10,056	28,319
Rotork PLC	1,319	53,221
Royal Bank of Scotland Group PLC	34,122	164,850
Spirax-Sarco Engineering PLC	43	1,872
Sports Direct International PLC	641	6,424
TalkTalk Telecom Group PLC	9,100	34,222
Telecity Group PLC	2,148	29,020
Thomas Cook Group PLC	3,115	7,256
Tui Travel PLC	2,138	12,416
		2,694,059
United States
Brookfield Infrastructure Partners LP	2,560	95,287
Gran Tierra Energy, Inc.	8,684	53,663
		148,950
Total Reference Entity — Long		13,707,179

See Notes to Financial Statements.

28	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
Canada
Agnico Eagle Mines Ltd.	(6,199)	$(176,295)
AuRico Gold, Inc.	(2,097)	(9,678)
Barrick Gold Corp.	(733)	(12,132)
Baytex Energy Corp.	(3,026)	(122,855)
Bell Aliant, Inc.	(109)	(2,951)
Calloway Real Estate Investment Trust	(157)	(3,863)
Canadian Oil Sands Ltd.	(342)	(6,640)
Detour Gold Corp.	(257)	(2,552)
Eldorado Gold Corp.	(233)	(1,840)
Enerplus Corp.	(4,440)	(72,148)
Ensign Energy Services, Inc.	(131)	(2,279)
First Majestic Silver Corp.	(3,084)	(40,265)
First Quantum Minerals Ltd.	(5,173)	(83,102)
Fortis, Inc.	(85)	(2,672)
Franco-Nevada Corp.	(1,535)	(65,369)
Goldcorp, Inc.	(10,588)	(298,641)
Imperial Oil Ltd.	(1,331)	(57,110)
Lundin Mining Corp.	(741)	(2,922)
MacDonald Dettwiler & Associates Ltd.	(438)	(32,755)
Manitoba Telecom Services, Inc.	(2,372)	(78,913)
MEG Energy Corp.	(837)	(25,564)
Osisko Mining Corp.	(255)	(1,063)
Pan American Silver Corp.	(7,856)	(99,663)
Penn West Petroleum Ltd.	(7,553)	(89,348)
Royal Bank of Canada	(201)	(12,556)
Saputo, Inc.	(3,791)	(175,395)
Shoppers Drug Mart Corp.	(90)	(5,357)
Silver Wheaton Corp.	(2,485)	(57,147)
SNC-Lavalin Group, Inc.	(11,187)	(465,081)
Sun Life Financial, Inc.	(3,799)	(123,021)
Tahoe Resources, Inc.	(9,793)	(148,168)
Talisman Energy, Inc.	(1,371)	(15,537)
Teck Resources Ltd.	(7,631)	(178,758)
Thomson Reuters Corp.	(10,155)	(346,047)
Tim Hortons, Inc.	(5,565)	(322,218)
TransAlta Corp.	(2,887)	(39,773)
Veresen, Inc.	(421)	(4,939)
		(3,184,617)
China
China Coal Energy Co. Ltd.	(89,000)	(47,461)
China Shenhua Energy Co. Ltd.	(8,500)	(24,534)
Yanzhou Coal Mining Co. Ltd.	(266,000)	(182,429)
Zhuzhou CSR Times Electric Co. Ltd.	(1,000)	(2,647)
		(257,071)
Denmark
DSV A/S	(365)	(9,565)
FLSmidth & Co. A/S	(359)	(17,033)
Vestas Wind Systems A/S	(325)	(6,524)
		(33,122)
Finland
Cargotec OYJ	(1,509)	(53,615)
Elisa OYJ	(721)	(15,525)
		(69,140)
France
Accor SA	(7,109)	(267,965)
Casino Guichard Perrachon SA	(2,512)	(258,677)
CGG	(2,444)	(61,699)
Danone SA	(431)	(34,133)
JCDecaux SA	(72)	(2,306)
Pernod-Ricard SA	(1,119)	(133,515)
Vallourec SA	(5,231)	(308,977)
		(1,067,272)

	Shares	Value
Reference Entity — Short
Germany
ElringKlinger AG	(2,910)	$(107,653)
Kloeckner & Co. SE	(5,250)	(65,634)
MAN SE	(10,780)	(1,228,914)
Salzgitter AG	(363)	(13,513)
		(1,415,714)
Hong Kong
China Mengniu Dairy Co. Ltd.	(4,000)	(16,004)
China Resources Enterprise Ltd.	(2,000)	(6,174)
		(22,178)
Italy
Atlantia SpA	(768)	(14,621)
Japan
Arnest One Corp.	(200)	(3,781)
Asics Corp.	(300)	(5,039)
ASKUL Corp.	(100)	(1,837)
Avex Group Holdings, Inc.	(100)	(3,429)
Chubu Electric Power Co., Inc.	(200)	(2,773)
Chugai Pharmaceutical Co. Ltd.	(200)	(3,966)
The Chugoku Electric Power Co., Inc.	(200)	(2,937)
Coca-Cola West Co. Ltd.	(100)	(1,942)
Daikin Industries Ltd.	(100)	(4,155)
DIC Corp.	(2,000)	(5,213)
Fast Retailing Co. Ltd.	(300)	(102,460)
Fujitsu Ltd.	(2,000)	(7,656)
Furukawa Electric Co. Ltd.	(1,000)	(2,414)
Goldcrest Co. Ltd.	(200)	(4,814)
Hirose Electric Co. Ltd.	(600)	(79,995)
Hisamitsu Pharmaceutical Co., Inc.	(200)	(11,010)
Hokkaido Electric Power Co., Inc.	(1,600)	(20,886)
Hokuetsu Kishu Paper Co. Ltd.	(500)	(2,150)
Hokuhoku Financial Group, Inc.	(2,000)	(3,770)
The Japan Steel Works Ltd.	(1,000)	(5,609)
JFE Holdings, Inc.	(1,000)	(22,556)
JTEKT Corp.	(200)	(2,508)
Kakaku.com, Inc.	(600)	(20,768)
Kandenko Co. Ltd.	(1,000)	(5,028)
Kintetsu Corp.	(1,000)	(4,294)
Kurita Water Industries Ltd.	(900)	(18,353)
Matsumotokiyoshi Holdings Co. Ltd.	(200)	(6,029)
McDonald’s Holdings Co. Japan Ltd.	(100)	(2,776)
MEIJI Holdings Co. Ltd.	(300)	(14,073)
Mitsubishi Chemical Holdings Corp.	(500)	(2,346)
Mitsubishi Shokuhin Co. Ltd.	(100)	(2,520)
Mitsui Chemicals, Inc.	(5,000)	(11,551)
Mitsui Engineering & Shipbuilding Co. Ltd.	(3,000)	(5,315)
Mitsui OSK Lines Ltd.	(26,000)	(99,978)
Moshi Moshi Hotline, Inc.	(200)	(2,491)
Nippon Steel & Sumitomo Metal Corp.	(5,000)	(14,506)
Ono Pharmaceutical Co. Ltd.	(100)	(6,409)
Onward Holdings Co. Ltd.	(1,000)	(9,036)
OSG Corp.	(100)	(1,532)
Panasonic Corp.	(3,100)	(27,501)
Softbank Corp.	(2,800)	(177,734)
Sony Financial Holdings, Inc.	(2,300)	(37,728)
Sumitomo Heavy Industries Ltd.	(6,000)	(27,840)
Takara Holdings, Inc.	(1,000)	(8,473)
Tohoku Electric Power Co., Inc.	(1,500)	(17,506)
Toyota Tsusho Corp.	(300)	(7,955)
Wacoal Holdings Corp.	(1,000)	(10,139)
Yamato Holdings Co. Ltd.	(200)	(4,385)
		(847,166)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	29

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
Mauritius
Golden Agri-Resources Ltd.	(250,000)	$(103,142)
Netherlands
ASM International NV	(398)	(12,532)
Koninklijke Vopak NV	(1,268)	(73,042)
		(85,574)
Norway
Aker Solutions ASA	(11,535)	(173,830)
Marine Harvest ASA	(9,472)	(9,559)
Norsk Hydro ASA	(9,119)	(38,765)
Schibsted ASA	(9,786)	(498,443)
Storebrand ASA	(18,279)	(105,091)
Yara International ASA	(2,305)	(103,500)
		(929,188)
Portugal
EDP — Energias de Portugal SA	(2,789)	(9,915)
Singapore
Wilmar International Ltd.	(25,000)	(61,881)
Yangzijiang Shipbuilding Holdings Ltd.	(7,000)	(5,146)
		(67,027)
Sweden
Alfa Laval AB	(2,463)	(55,895)
Boliden AB	(19,794)	(279,497)
Elekta AB -B Shares	(23,729)	(406,349)
Getinge AB -B Shares	(13,874)	(513,067)
Hennes & Mauritz AB -B Shares	(6,200)	(231,703)
Holmen AB -B Shares	(405)	(11,751)
Husqvarna AB -B Shares	(644)	(3,870)
JM AB	(4,754)	(126,393)
Sandvik AB	(4,911)	(62,167)
Scania AB -B Shares	(763)	(15,918)
Skanska AB -B Shares	(4,857)	(91,648)
SKF AB -B Shares	(5,690)	(157,927)
Volvo AB -B Shares	(26,700)	(393,323)
		(2,349,508)
Switzerland
Banque Cantonale Vaudoise	(107)	(55,107)
Barry Callebaut AG	(15)	(14,534)
Clariant AG	(8,972)	(140,258)
Galenica AG	(88)	(67,521)
Kuehne + Nagel International AG	(3,736)	(452,144)
Panalpina Welttransport Holding AG	(73)	(10,649)
SGS SA	(12)	(27,161)
		(767,374)
United Kingdom
AMEC PLC	(1,421)	(23,280)
Ferrexpo PLC	(25,637)	(66,034)
G4S PLC	(513)	(1,765)
Kazakhmys PLC	(28,624)	(113,690)
Lonmin PLC	(583)	(2,768)
Michael Page International PLC	(824)	(5,608)
		(213,145)
Total Reference Entity — Short		(11,435,774)
Net Value of Reference Entity — Deutsche Bank AG		$2,271,405

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Goldman Sachs & Co. as of July 31, 2013:

	Shares	Value
Reference Entity — Long
Brazil
Cosan Ltd., Class A	512	$8,090
Ireland
Seagate Technology PLC	2,953	120,665
Israel
SodaStream International Ltd.	140	8,968
Netherlands
CNH Global NV	1,384	64,987
LyondellBasell Industries NV, Class A	24,557	1,687,264
NXP Semiconductors NV	9,681	316,037
		2,068,288
Panama
Copa Holdings SA, Class A	583	80,993
Singapore
Avago Technologies Ltd.	14,781	542,024
United States
3D Systems Corp.	1,530	72,261
AbbVie, Inc.	17,717	805,768
Abercrombie & Fitch Co., Class A	1,850	92,259
ACE Ltd.	4,352	397,685
Activision Blizzard, Inc.	1,991	35,797
The ADT Corp.	2,317	92,864
The AES Corp.	822	10,225
Aetna, Inc.	52	3,336
AGCO Corp.	151	8,493
Air Lease Corp	5,300	147,763
Allergan, Inc.	10,906	993,754
Alon USA Energy, Inc.	7,018	95,865
AMC Networks, Inc., Class A	3,591	245,121
American Eagle Outfitters, Inc.	13,036	256,026
American Electric Power Co., Inc.	37,046	1,718,081
American International Group, Inc.	219	9,966
Amgen, Inc.	10,188	1,103,258
Anadarko Petroleum Corp.	65	5,753
Apollo Group, Inc., Class A	841	15,322
Arthur J Gallagher & Co.	147	6,523
Artisan Partners Asset Management, Inc.	1,885	99,904
Assured Guaranty Ltd.	2,813	60,872
Avery Dennison Corp.	42	1,878
Bank of the Ozarks, Inc.	230	10,989
Baxter International, Inc.	8,040	587,241
BB&T Corp.	616	21,984
BE Aerospace, Inc.	483	33,669
Boise Cascade Co.	560	14,817
Brady Corp.	435	14,472
Broadcom Corp., Class A	43,215	1,191,437
Brown & Brown, Inc.	83	2,737
Carlisle Cos., Inc.	144	9,754
CBL & Associates Properties, Inc.	1,944	44,264
Celgene Corp.	2,825	414,879
Cinemark Holdings, Inc.	311	9,055
Cisco Systems, Inc.	2,723	69,572
CIT Group, Inc.	947	47,453
Citigroup, Inc.	22,463	1,171,220
Citrix Systems, Inc.	1,053	75,836
CNA Financial Corp.	1,215	43,144
Comcast Corp., Class A	20,558	926,754
Comerica, Inc.	4,568	194,322
Computer Sciences Corp.	1,951	92,984
Compuware Corp.	937	10,625

See Notes to Financial Statements.

30	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
United States (continued)
Copart, Inc.	745	$24,219
CoreLogic, Inc.	5,238	146,139
Corning, Inc.	14,936	226,877
Corrections Corp. of America	6,595	217,964
Crimson Wine Group Ltd.	1	8
CST Brands, Inc.	4,325	141,037
Delek US Holdings, Inc.	496	15,003
Dell, Inc.	375	4,750
Dillard’s, Inc., Class A	323	27,270
DIRECTV	19,011	1,202,825
Discovery Communications, Inc. Class C	9,825	713,884
Domino’s Pizza, Inc.	5,860	366,718
Eastman Chemical Co.	10,613	853,603
Equity One, Inc.	1,229	28,438
Everest Re Group Ltd.	34	4,539
Exelis, Inc.	419	6,192
Expedia, Inc.	4,428	208,691
Expeditors International of Washington, Inc.	600	24,191
Fifth Third Bancorp	396	7,614
First Solar, Inc.	7,564	372,450
Foot Locker, Inc.	2,939	106,185
Franklin Resources, Inc.	1,590	77,718
Freescale Semiconductor Ltd.	2,353	36,941
The Gap, Inc.	1,529	70,180
Gentex Corp.	925	20,886
Harley-Davidson, Inc.	2,976	168,947
HCA Holdings, Inc.	21,885	853,514
Hewlett-Packard Co.	36,138	928,023
Hospitality Properties Trust	1,027	29,258
Huntsman Corp.	2,546	45,878
IAC/InterActiveCorp.	1,663	84,164
ING US, Inc.	10,111	314,653
Intuitive Surgical, Inc.	62	24,055
The J.M. Smucker Co.	308	34,655
Jack Henry & Associates, Inc.	272	13,137
JPMorgan Chase & Co.	27,517	1,533,522
Kaiser Aluminum Corp.	60	3,914
Kraft Foods Group, Inc.	163	9,222
The Kroger Co.	771	30,276
Lamar Advertising Co., Class A	13,691	593,230
Lear Corp.	14,522	1,005,938
Lender Processing Services, Inc.	904	29,542
Liberty Media Corp.	4,714	677,542
Lorillard, Inc.	9,218	392,041
Louisiana-Pacific Corp.	2,176	35,381
LPL Financial Holdings Inc.	487	18,534
LSI Corp.	4,553	35,421
Mack-Cali Realty Corp.	105	2,525
Macy’s, Inc.	3,852	186,205
Madison Square Garden, Inc.	836	49,298
Marriott International, Inc., Class A	87	3,616
Marvell Technology Group Ltd.	1,699	22,035
Matson, Inc.	4,570	129,422
Maxim Integrated Products, Inc.	20,831	595,766
Mead Johnson Nutrition Co.	21,825	1,589,732
MFA Financial, Inc.	1,087	8,673
Microsoft Corp.	26,273	836,269
Mohawk Industries, Inc.	1,832	217,989
Moody’s Corp.	2,153	145,908
The NASDAQ OMX Group, Inc.	3,012	97,588
NewMarket Corp.	48	13,082
News Corp. Class A	16,620	264,756
Northrop Grumman Corp.	550	50,632
Ocwen Financial Corp.	5,591	266,243
Oracle Corp.	6,370	206,069

	Shares	Value
Reference Entity — Long
United States (concluded)
Owens Corning, Inc.	413	$16,309
Packaging Corp. of America	4,272	229,790
Penn National Gaming, Inc.	2,216	110,777
Phillips 66	1,997	122,815
Pinnacle Foods, Inc.	1,716	43,706
Ply Gem Holdings, Inc.	473	8,863
Portfolio Recovery Associates, Inc.	62	9,256
Potlatch Corp.	391	17,215
Precision Castparts Corp.	573	127,045
ProAssurance Corp.	44	2,354
Protective Life Corp.	371	16,075
Prudential Financial, Inc.	259	20,452
QUALCOMM, Inc.	13,631	879,880
Raytheon Co.	2,677	192,315
Realogy Holdings Corp.	7,880	354,284
Robert Half International, Inc.	1,074	39,995
Rock-Tenn Co., Class A	30	3,430
Ross Stores, Inc.	2,389	161,185
Rovi Corp.	1,168	26,314
Ryder System, Inc.	1,036	64,065
Safeway, Inc.	4,627	119,329
SanDisk Corp.	4,897	269,922
SeaWorld Entertainment, Inc.	129	4,730
SEI Investments Co.	3,552	112,278
Semtech Corp.	261	7,894
Service Corp. International	6,759	128,217
Sirona Dental Systems, Inc.	2,474	174,664
Skyworks Solutions, Inc.	5,813	139,627
Solarcity Corp.	4,378	180,986
Spirit AeroSystems Holdings, Inc., Class A	31,428	797,013
Steris Corp.	76	3,421
Sun Communities, Inc.	63	3,050
Tableau Software, Inc. Class A	262	14,514
Telephone & Data Systems, Inc.	3,930	104,183
Tenet Healthcare Corp.	431	19,243
Textainer Group Holdings Ltd.	118	4,175
Thor Industries, Inc.	1,458	78,804
Thoratec Corp.	1,172	38,429
TransDigm Group, Inc.	2,135	308,699
Trinity Industries, Inc.	522	20,550
Triumph Group, Inc.	7,314	573,856
Tyson Foods, Inc., Class A	688	19,002
Ultratech, Inc.	223	6,515
Union Pacific Corp.	78	12,369
United Therapeutics Corp.	345	25,819
Urban Outfitters, Inc.	5,275	224,503
Validus Holdings Ltd.	637	22,568
Valmont Industries, Inc.	1,032	144,108
VeriSign, Inc.	13,856	662,870
Verizon Communications, Inc.	13,597	672,779
Visteon Corp.	2,108	138,853
White Mountains Insurance Group, Inc.	356	212,887
Worthington Industries, Inc.	442	15,809
Xerox Corp.	6,220	60,333
XL Group PLC	8,088	253,558
Zebra Technologies Corp., Class A	1,212	55,957
Zoetis, Inc.	11,370	338,939
		36,133,537
Total Reference Entity — Long		38,962,565

Reference Entity — Short
Canada
Kodiak Oil & Gas Corp.	(17,248)	(167,478)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	31

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
Ireland
Alkermes PLC	(273)	$(9,167)
Israel
Stratasys Ltd.	(63)	(5,585)
Netherlands
Chicago Bridge & Iron Co. NV	(2,005)	(119,458)
Norway
Golar LNG Ltd.	(2,132)	(73,618)
Ship Finance International Ltd.	(318)	(5,117)
Teekay Corp.	(890)	(35,306)
		(114,041)
Panama
Carnival Corp.	(21,906)	(811,179)
McDermott International, Inc.	(204)	(1,765)
		(812,944)
Switzerland
Weatherford International Ltd.	(2,858)	(39,898)
United Kingdom
Liberty Global PLC	(7,668)	(622,028)
United States
ABM Industries, Inc.	(437)	(11,318)
ACI Worldwide, Inc.	(4,138)	(195,934)
Acorda Therapeutics, Inc.	(70)	(2,658)
Acuity Brands, Inc.	(584)	(50,516)
Aeropostale, Inc.	(10,548)	(159,591)
Air Products & Chemicals, Inc.	(21,477)	(2,333,261)
Akamai Technologies, Inc.	(3,240)	(152,928)
Albemarle Corp.	(3,133)	(194,277)
Alcoa, Inc.	(73,760)	(586,392)
Allegheny Technologies, Inc.	(1,790)	(49,350)
Alliance Data Systems Corp.	(367)	(72,585)
Alpha Natural Resources, Inc.	(652)	(3,547)
ANN, Inc.	(94)	(3,186)
Applied Materials, Inc.	(23,326)	(380,447)
Approach Resources, Inc.	(4,236)	(112,212)
Aptargroup, Inc.	(532)	(31,063)
Arch Capital Group Ltd.	(7,549)	(408,778)
Ariad Pharmaceuticals, Inc.	(1,223)	(22,723)
Ascena Retail Group, Inc.	(2,097)	(40,032)
Astoria Financial Corp.	(248)	(3,026)
Bally Technologies, Inc.	(1,081)	(77,486)
Bank of Hawaii Corp.	(559)	(31,103)
Bed Bath & Beyond, Inc.	(1,188)	(90,846)
Bemis Co., Inc.	(1,163)	(47,904)
BioMarin Pharmaceutical, Inc.	(13,325)	(861,461)
BP Prudhoe Bay Royalty Trust	(248)	(22,278)
Brookdale Senior Living, Inc.	(498)	(14,502)
Bruker Corp.	(548)	(9,820)
C&J Energy Services, Inc.	(2,169)	(41,970)
Cabela’s, Inc.	(568)	(38,988)
Cablevision Systems Corp.	(4,150)	(77,564)
Cabot Corp.	(3,499)	(143,529)
Campbell Soup Co.	(15,822)	(740,470)
Carpenter Technology Corp.	(6,890)	(360,209)
Carrizo Oil & Gas, Inc.	(1,032)	(32,683)
Caterpillar, Inc.	(6,591)	(546,460)
Century Aluminum Co.	(330)	(2,769)
Charles River Laboratories International, Inc.	(275)	(12,523)
The Charles Schwab Corp.	(11,954)	(264,064)
Chesapeake Energy Corp.	(503)	(11,720)
Ciena Corp.	(9,922)	(218,879)
CLARCOR, Inc.	(115)	(6,323)
Cliffs Natural Resources, Inc.	(4,735)	(92,380)

	Shares	Value
Reference Entity — Short
United States (continued)
Cloud Peak Energy, Inc.	(42)	$(673)
CMS Energy Corp.	(683)	(19,117)
Coeur d’Alene Mines Corp.	(7,348)	(98,537)
Commercial Metals Co.	(313)	(4,848)
Concur Technologies, Inc.	(9,240)	(821,344)
CONSOL Energy, Inc.	(252)	(7,820)
Constellation Brands, Inc.	(2,206)	(114,911)
Convergys Corp.	(84)	(1,590)
CR Bard, Inc.	(1,246)	(142,792)
Cubist Pharmaceuticals, Inc.	(705)	(43,943)
Cypress Semiconductor Corp.	(1,579)	(20,164)
Deckers Outdoor Corp.	(145)	(7,950)
DENTSPLY International, Inc.	(3,737)	(160,243)
DeVry, Inc.	(3,220)	(96,858)
Dole Food Co., Inc.	(233)	(3,006)
DreamWorks Animation SKG, Inc., Class A	(1,187)	(29,390)
E*TRADE Financial Corp.	(254)	(3,785)
EastGroup Properties, Inc.	(52)	(3,217)
Eaton Vance Corp.	(618)	(25,010)
Electronic Arts, Inc.	(282)	(7,366)
EMC Corp.	(42,615)	(1,114,382)
Endurance Specialty Holdings Ltd.	(34)	(1,789)
Energen Corp.	(100)	(5,989)
Entergy Corp.	(753)	(50,827)
Equity Residential	(832)	(46,592)
Erie Indemnity Co. Class A	(627)	(50,392)
Exxon Mobil Corp.	(7,733)	(724,969)
FactSet Research Systems, Inc.	(743)	(81,121)
Family Dollar Stores, Inc.	(7,110)	(488,884)
FedEx Corp.	(949)	(100,594)
FMC Corp.	(1,458)	(96,461)
Forest Laboratories, Inc.	(7,870)	(342,817)
The Fresh Market, Inc.	(3,266)	(172,379)
FTI Consulting, Inc.	(213)	(7,936)
Genesee & Wyoming, Inc. Class A	(9,156)	(820,927)
The Goodyear Tire & Rubber Co.	(4,572)	(84,582)
GrafTech International Ltd.	(1,826)	(13,732)
Guess?, Inc.	(12,472)	(420,057)
Gulf Coast Ultra Deep Royalty Trust	(6,997)	(14,694)
Gulfmark Offshore, Inc. Class A	(218)	(10,736)
Hancock Holding Co.	(174)	(5,700)
Harman International Industries, Inc.	(292)	(17,675)
Health Management Associates, Inc.	(10,059)	(135,595)
Hecla Mining Co.	(2,632)	(8,501)
Helix Energy Solutions Group, Inc.	(424)	(10,757)
Henry Schein, Inc.	(590)	(61,260)
Herman Miller, Inc.	(71)	(1,996)
Hillenbrand, Inc.	(47)	(1,165)
HMS Holdings Corp.	(5,892)	(142,527)
HNI Corp.	(427)	(16,273)
Hologic, Inc.	(1,656)	(37,591)
Home Properties, Inc.	(549)	(35,032)
Hospira, Inc.	(1,892)	(77,004)
Hudson City Bancorp, Inc.	(3,699)	(35,362)
Humana, Inc.	(1,196)	(109,147)
IDEXX Laboratories, Inc.	(333)	(32,631)
II-VI, Inc.	(64)	(1,132)
Impax Laboratories, Inc.	(513)	(10,640)
Integrated Device Technology, Inc.	(12,535)	(112,940)
InterMune, Inc.	(756)	(11,726)
International Rectifier Corp.	(1,411)	(34,019)
Intrepid Potash, Inc.	(3,331)	(42,570)
ION Geophysical Corp.	(648)	(3,985)
Jabil Circuit, Inc.	(396)	(9,104)
Jacobs Engineering Group, Inc.	(338)	(20,010)

See Notes to Financial Statements.

32	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
United States (continued)
Janus Capital Group, Inc.	(3,458)	$(32,401)
J.C. Penney Co., Inc.	(994)	(14,512)
JDS Uniphase Corp.	(560)	(8,215)
John Wiley & Sons, Inc. Class A	(3,427)	(154,661)
Johnson & Johnson	(3,817)	(356,890)
Juniper Networks, Inc.	(5,662)	(122,696)
Kellogg Co.	(13,880)	(919,411)
Key Energy Services, Inc.	(3,440)	(21,810)
Kirby Corp.	(2,209)	(186,572)
Kosmos Energy Ltd.	(222)	(2,344)
The Laclede Group, Inc.	(848)	(38,889)
Laredo Petroleum Holdings, Inc.	(8,282)	(181,459)
Lennox International, Inc.	(418)	(30,021)
Level 3 Communications, Inc.	(4,970)	(109,589)
Lexmark International, Inc.	(475)	(17,808)
Life Time Fitness, Inc.	(5,488)	(292,456)
LinkedIn Corp.	(136)	(27,715)
Lockheed Martin Corp.	(5,022)	(603,243)
The Manitowoc Co., Inc.	(1,127)	(23,137)
Masimo Corp.	(63)	(1,467)
McCormick & Co., Inc.	(5,957)	(426,581)
McGraw Hill Financial, Inc.	(487)	(30,126)
MDU Resources Group, Inc.	(930)	(26,077)
Medivation, Inc.	(1,011)	(58,507)
MEDNAX, Inc.	(1,497)	(145,838)
Medtronic, Inc.	(2,296)	(126,831)
Mentor Graphics Corp.	(4,279)	(87,848)
Mettler-Toledo International, Inc.	(164)	(36,178)
MICROS Systems, Inc.	(7,321)	(356,752)
MicroStrategy, Inc. Class A	(28)	(2,660)
Mine Safety Appliances Co.	(420)	(22,315)
Murphy Oil Corp.	(32)	(2,167)
Nabors Industries Ltd.	(362)	(5,571)
National Instruments Corp.	(341)	(9,613)
Nationstar Mortgage Holdings, Inc.	(50)	(2,314)
Netflix, Inc.	(803)	(196,109)
The New York Times Co.	(1,652)	(20,121)
Northern Oil and Gas, Inc.	(556)	(7,345)
NPS Pharmaceuticals, Inc.	(332)	(5,979)
OGE Energy Corp.	(110)	(4,114)
ON Semiconductor Corp.	(11,102)	(91,480)
Onyx Pharmaceuticals, Inc.	(4,741)	(622,493)
OSI Systems, Inc.	(26)	(1,830)
PACCAR, Inc.	(13,519)	(760,714)
Palo Alto Networks, Inc.	(2,568)	(125,678)
Pandora Media, Inc.	(2,777)	(50,930)
Peabody Energy Corp.	(1,461)	(24,194)
Pegasystems, Inc.	(110)	(3,949)
Perrigo Co.	(3,384)	(420,936)
Praxair, Inc.	(7,326)	(880,365)
Progress Software Corp.	(185)	(4,734)
Prosperity Bancshares, Inc.	(58)	(3,423)
PVH Corp.	(5,518)	(727,217)
Questar Corp.	(8,488)	(202,524)
Rackspace Hosting, Inc.	(1,558)	(70,562)
Regis Corp.	(1,193)	(20,722)
Rex Energy Corp.	(2,068)	(39,685)
Riverbed Technology, Inc.	(934)	(14,608)
Rockwell Collins, Inc.	(19,742)	(1,405,038)
Royal Gold, Inc.	(1,523)	(78,724)
RPC, Inc.	(84)	(1,203)
SandRidge Energy, Inc.	(821)	(4,450)
Scholastic Corp.	(302)	(9,211)

	Shares	Value
Reference Entity — Short
United States (concluded)
Scientific Games Corp.	(267)	$(3,639)
The Scotts Miracle-Gro Co., Class A	(2,550)	(128,138)
SEACOR Holdings, Inc.	(2,082)	(182,300)
Seattle Genetics, Inc.	(6,739)	(273,064)
Select Income REIT	(63)	(1,700)
Sempra Energy	(7,064)	(619,018)
ServiceNow, Inc.	(8,246)	(359,361)
Simpson Manufacturing Co., Inc.	(121)	(3,995)
Sotheby’s	(8,799)	(395,955)
Sourcefire, Inc.	(73)	(5,506)
The Southern Co.	(912)	(40,894)
St Jude Medical, Inc.	(16,781)	(879,157)
Steelcase, Inc. Class A	(167)	(2,545)
Stillwater Mining Co.	(1,264)	(15,294)
SUPERVALU, Inc.	(376)	(3,012)
Synageva BioPharma Corp.	(47)	(2,261)
SYNNEX Corp.	(102)	(5,051)
Sysco Corp.	(18,415)	(635,502)
TCF Financial Corp.	(7,946)	(121,097)
Tesla Motors, Inc.	(29)	(3,894)
Theravance, Inc.	(6,630)	(255,653)
TIBCO Software, Inc.	(170)	(4,240)
Tidewater, Inc.	(80)	(4,719)
Tiffany & Co.	(2,186)	(173,809)
Time Warner Cable, Inc.	(8,335)	(950,773)
Toll Brothers, Inc.	(5,660)	(186,044)
The Toro Co.	(570)	(28,090)
Tower Group International Ltd.	(78)	(1,706)
Tractor Supply Co.	(764)	(92,543)
UGI Corp.	(72)	(3,023)
UIL Holdings Corp.	(44)	(1,797)
Ulta Salon Cosmetics & Fragrance, Inc.	(3,003)	(303,003)
Under Armour, Inc. Class A	(315)	(21,146)
Unisys Corp.	(207)	(5,370)
Unit Corp.	(178)	(8,024)
United Stationers, Inc.	(59)	(2,442)
United Technologies Corp.	(4,737)	(500,085)
UnitedHealth Group, Inc.	(3,228)	(235,160)
UTI Worldwide, Inc.	(3,426)	(56,529)
Valassis Communications, Inc.	(149)	(4,266)
Valley National Bancorp	(878)	(9,087)
Varian Medical Systems, Inc.	(126)	(9,135)
Vectren Corp.	(123)	(4,553)
VMware, Inc., Class A	(5,927)	(487,140)
W&T Offshore, Inc.	(145)	(2,362)
Waste Connections, Inc.	(925)	(40,015)
Waste Management, Inc.	(1,934)	(81,286)
Waters Corp.	(1,980)	(199,861)
WellCare Health Plans, Inc.	(4,898)	(298,925)
WESCO International, Inc.	(125)	(9,472)
Westamerica BanCorp.	(231)	(11,086)
WEX, Inc.	(440)	(38,254)
WMS Industries, Inc.	(1,427)	(36,745)
Workday, Inc. Class A	(5,421)	(370,200)
WPX Energy, Inc.	(2,222)	(42,685)
Yum! Brands, Inc.	(2,236)	(163,049)
Zynga, Inc. Class A	(14,458)	(43,085)
		(34,446,278)
Total Reference Entity — Short		(36,336,877)
Net Value of Reference Entity — Goldman Sachs & Co.		$2,625,688
See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	33

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with UBS AG as of July 31, 2013:

	Shares	Value
Reference Entity — Long
Australia
Aristocrat Leisure Ltd.	485	$1,881
BlueScope Steel Ltd.	32,874	158,570
Brambles Ltd.	3,353	27,327
JB Hi-Fi Ltd.	5,843	97,540
Qantas Airways Ltd.	60,062	67,987
		353,305
Austria
AMS AG	1,204	84,639
Belgium
Ageas	1,944	77,849
Delhaize Group	1,546	101,988
KBC Groep NV	656	26,391
		206,228
Canada
Boardwalk Real Estate Investment Trust	447	25,068
Canadian Real Estate Investment Trust	221	8,849
Gildan Activewear, Inc.	6,633	296,025
Magna International, Inc.	3,720	284,487
Quebecor, Inc. Class B	279	12,801
Westjet Airlines Ltd.	1,457	31,142
		658,372
Denmark
A.P. Moller — Maersk A/S, Class B	16	125,448
Danske Bank A/S	6,874	126,512
NKT Holding A/S	41	1,643
		253,603
Finland
Caverion Corp.	550	3,047
KCI Konecranes Oyj	907	26,583
Kone Oyj, Class B	6,961	518,432
Pohjola Bank PLC, Class A	969	16,772
Sampo Oyj, Class A	8,843	387,281
		952,115
France
Bouygues SA	2,717	79,554
Cie Generale des Etablissements Michelin, Class B	2,673	268,037
Orpea	343	16,185
Plastic Omnium SA	275	18,756
Renault SA	882	69,488
Societe Generale SA	9,677	389,329
Technicolor SA	7,806	39,162
Teleperformance	5,752	278,821
Thales SA	674	34,704
UBISOFT Entertainment	350	5,335
Unibail-Rodamco SE	854	207,489
Vinci SA	607	32,828
		1,439,688
Germany
Aareal Bank AG	10,355	286,159
Adidas AG	100	11,144
Bayerische Motoren Werke AG	2,140	209,458
Continental AG	1,987	312,888
Deutsche Lufthansa AG, Registered Shares	24,655	494,077
Deutsche Telekom AG, Registered Shares	107	1,298
Deutsche Wohnen AG	119	2,095
Duerr AG	3,188	213,450

	Shares	Value
Reference Entity — Long
Germany (concluded)
Generali Deutschland Holding AG	88	$12,770
Gildemeister AG	547	12,712
Hannover Rueckversicherung AG, Registered Shares	98	7,276
KUKA AG	1,277	56,364
Porsche Automobil Holding SE, Preference Shares	2,228	188,902
ProSieben SAT.1 Media AG, Preference Shares	21,973	900,740
Rheinmetall AG	3,444	159,334
Sky Deutschland AG	25,846	202,340
Talanx AG	686	21,634
Telefonica Deutschland Holding AG	1,672	11,450
TUI AG	25,555	322,386
United Internet AG	962	31,420
Wincor Nixdorf AG	334	21,184
		3,479,081
Ireland
James Hardie Industries SE	2,865	23,743
Italy
Salvatore Ferragamo Italia SpA	113	3,818
Japan
Anritsu Corp.	1,200	15,055
Aoyama Trading Co. Ltd.	100	2,494
Autobacs Seven Co. Ltd.	100	1,466
Canon, Inc.	1,300	40,096
COOKPAD, Inc.	100	2,735
CyberAgent, Inc.	9	20,980
Daifuku Co. Ltd.	500	4,565
Daikyo, Inc.	2,000	6,006
Dena Co. Ltd.	700	13,281
Dowa Holdings Co. Ltd.	3,000	27,394
Dwango Co. Ltd.	7	29,432
HIS Co. Ltd.	700	34,112
Hitachi Capital Corp.	200	4,764
Honda Motor Co. Ltd.	1,300	48,152
Isuzu Motors Ltd.	56,000	397,061
J Trust Co. Ltd.	300	6,238
Jaccs Co. Ltd.	1,000	5,142
Jafco Co. Ltd.	100	3,630
Japan Tobacco, Inc.	400	13,963
Kenedix, Inc.	8,800	40,284
KYB Co. Ltd.	1,000	5,193
Kyowa Exeo Corp.	100	1,101
Matsui Securities Co. Ltd.	1,100	10,099
Mitsubishi Corp.	1,700	30,971
Mitsubishi Heavy Industries Ltd.	23,000	123,493
Mitsubishi Motors Corp.	10,800	142,237
Mitsubishi UFJ Financial Group, Inc.	31,900	197,875
Nexon Co. Ltd.	3,500	44,185
Nissin Kogyo Co. Ltd.	200	3,747
Nomura Holdings, Inc.	20,400	154,983
Nomura Real Estate Holdings, Inc.	500	11,628
NTT Urban Development Corp.	5	6,026
Obic Co. Ltd.	10	2,804
Okasan Securities Group, Inc.	1,000	8,618
Omron Corp.	300	9,276
Oriental Land Co. Ltd.	400	65,085
Point, Inc.	30	1,502
Resona Holdings, Inc.	3,200	15,877
Sapporo Holdings Ltd.	2,000	7,194
Sega Sammy Holdings, Inc.	300	6,974
Senshu Ikeda Holdings, Inc.	200	1,008
Ship Healthcare Holdings, Inc.	1,000	36,909
Tadano Ltd.	1,000	14,594
Taiyo Yuden Co. Ltd.	600	8,014

See Notes to Financial Statements.

34	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Long
Japan (concluded)
Toho Co. Ltd.	100	$2,083
Tokai Tokyo Financial Holdings, Inc.	700	5,190
Tokio Marine Holdings, Inc.	500	15,957
Tokyo Seimitsu Co. Ltd.	100	1,953
Tokyu Corp.	1,000	6,494
Toyota Motor Corp.	500	30,424
Wacom Co. Ltd.	100	805
Zenkoku Hosho Co. Ltd.	100	3,498
		1,692,647
Luxembourg
GAGFAH SA	858	9,840
Netherlands
Aegon NV	43,199	332,853
ASML Holding NV	743	66,918
European Aeronautic Defence and Space Co. NV	5,204	311,630
Koninklijke Ahold NV	18,591	306,272
STMicroelectronics NV	3,027	25,921
		1,043,594
Norway
Norwegian Air Shuttle	41	1,770
Spain
Abertis Infraestructuras SA	2,427	45,063
Amadeus IT Holding SA, Class A	11,549	397,193
Banco Bilbao Vizcaya Argentaria SA	33,415	316,871
Bankinter SA	4,480	20,425
Distribuidora Internacional de Alimentacion SA	17,923	148,313
Ebro Foods SA	288	6,216
Ferrovial SA	9,733	166,042
Gamesa Corp. Tecnologica SA	225	1,654
Gas Natural SDG SA	271	5,514
Inditex SA	3,765	502,566
Mapfre SA	1,908	6,981
Prosegur Cia de Seguridad SA	453	2,333
Repsol YPF SA	1,554	37,241
Tecnicas Reunidas SA	915	41,747
Telefonica SA	16,830	240,534
Viscofan SA	123	6,332
		1,945,025
Switzerland
OC Oerlikon Corp. AG	1,566	20,558
Roche Holding AG	2,592	637,835
		658,393
United Kingdom
Aberdeen Asset Management PLC	4,402	25,763
African Minerals Ltd.	4,135	13,657
ARM Holdings PLC	8,859	118,871
Ashtead Group PLC	76,574	821,502
ASOS PLC	561	40,357
Barratt Developments PLC	11,964	59,307
Bellway PLC	185	3,881
BHP Billiton PLC	6,503	186,143
BP PLC	419	2,893
BT Group PLC	94,881	490,930
The Capita Group PLC	916	14,550
Capital & Counties Properties PLC	8,622	47,424
Centrica PLC	1,333	7,923
Daily Mail & General Trust PLC	253	3,107
Dixons Retail PLC	467,468	322,466
Domino’s Pizza UK & IRL PLC	4,631	40,202
DS Smith PLC	2,447	9,634
easyJet PLC	6,593	141,694
Home Retail Group PLC	121,236	277,728

	Shares	Value
Reference Entity — Long
United Kingdom (concluded)
IG Group Holdings PLC	5,935	$52,057
ITV PLC	98,612	253,623
Lloyds Banking Group PLC	19,390	20,187
Man Group PLC	14,035	17,073
Old Mutual PLC	443	1,307
Pace PLC	28,555	135,486
Playtech Ltd.	677	7,163
Prudential PLC	19,442	345,285
QinetiQ Group PLC	13,971	39,345
Rotork PLC	807	32,561
Royal Bank of Scotland Group PLC	407	1,964
Spectris PLC	826	26,449
Spirent Communications PLC	2,458	4,938
Sports Direct International PLC	1,324	13,266
Standard Life PLC	2,503	14,453
TalkTalk Telecom Group PLC	9,244	34,764
Tui Travel PLC	16,379	95,128
Wolseley PLC	583	27,910
		3,750,991
United States
Brookfield Infrastructure Partners LP	1,287	47,861
Total Reference Entity — Long		16,604,713

Reference Entity — Short
Australia
ALS Ltd.	(2,235)	(17,034)
Alumina Ltd.	(348,420)	(303,259)
Ansell Ltd.	(1,243)	(20,712)
APA Group	(745)	(4,018)
Aquila Resources Ltd.	(40,696)	(76,349)
Arrium Ltd.	(6,577)	(5,874)
Aurora Oil & Gas Ltd.	(1,109)	(3,216)
Australand Property Group	(1,715)	(5,318)
Beach Energy Ltd.	(4,480)	(5,388)
Coca-Cola Amatil Ltd.	(23,645)	(272,912)
Cochlear Ltd.	(57)	(3,128)
Commonwealth Property Office Fund	(5,715)	(5,934)
CSR Ltd.	(31,638)	(62,245)
Energy Resources of Australia Ltd.	(15,802)	(20,805)
Envestra Ltd.	(13,437)	(13,406)
Goodman Fielder Ltd.	(2,316)	(1,591)
GWA Group Ltd.	(33,135)	(73,232)
Harvey Norman Holdings Ltd.	(84,480)	(201,793)
Iluka Resources Ltd.	(14,472)	(143,102)
Incitec Pivot Ltd.	(17,347)	(40,993)
Leighton Holdings Ltd.	(1,672)	(24,807)
Linc Energy Ltd.	(4,040)	(5,868)
Lynas Corp. Ltd.	(84,906)	(30,905)
Macquarie Atlas Roads Group	(3,676)	(7,427)
Mineral Resources Ltd.	(4,636)	(39,567)
Monadelphous Group Ltd.	(286)	(4,228)
Newcrest Mining Ltd.	(24,428)	(269,071)
Nufarm Ltd.	(1,446)	(5,844)
Origin Energy Ltd.	(562)	(6,031)
OZ Minerals Ltd.	(20,048)	(73,414)
Paladin Energy Ltd.	(278,621)	(250,265)
Platinum Asset Management Ltd.	(659)	(3,746)
QBE Insurance Group Ltd.	(246)	(3,633)
Regis Resources Ltd.	(18,415)	(58,671)
Santos Ltd.	(817)	(10,025)
Seek Ltd.	(9,052)	(76,709)
Spark Infrastructure Group	(64,794)	(103,916)
Ten Network Holdings Ltd.	(702,219)	(173,609)

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	35

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
Australia (concluded)
Toll Holdings Ltd.	(51,826)	$(248,076)
Treasury Wine Estates Ltd.	(11,597)	(49,693)
UGL Ltd.	(1,588)	(10,374)
Whitehaven Coal Ltd.	(110,726)	(195,589)
Woodside Petroleum Ltd.	(344)	(11,616)
Woolworths Ltd.	(1,612)	(48,274)
WorleyParsons Ltd.	(1,194)	(23,623)
		(3,015,290)
Belgium
NV Bekaert SA	(58)	(2,039)
Nyrstar	(1,506)	(6,648)
		(8,687)
Canada
Agnico Eagle Mines Ltd.	(3,006)	(85,489)
Baytex Energy Corp.	(1,570)	(63,742)
Bell Aliant, Inc.	(55)	(1,489)
Brookfield Residential Properties, Inc.	(70)	(1,442)
Calfrac Well Services Ltd.	(62)	(2,055)
Canadian Oil Sands Ltd.	(2,686)	(52,146)
Capital Power Corp.	(508)	(10,307)
CGI Group, Inc. Class A	(1,709)	(59,069)
Detour Gold Corp.	(966)	(9,593)
Enbridge, Inc.	(1,264)	(56,081)
Enerplus Corp.	(17,307)	(281,232)
First Majestic Silver Corp.	(1,085)	(14,166)
First Quantum Minerals Ltd.	(3,053)	(49,045)
Franco-Nevada Corp.	(412)	(17,545)
Goldcorp, Inc.	(7,783)	(219,524)
IAMGOLD Corp.	(1,347)	(6,951)
Imperial Oil Ltd.	(2,911)	(124,903)
MacDonald Dettwiler & Associates Ltd.	(378)	(28,268)
Manitoba Telecom Services, Inc.	(2,609)	(86,797)
MEG Energy Corp.	(1,300)	(39,705)
Pan American Silver Corp.	(3,507)	(44,491)
Penn West Petroleum Ltd.	(1,384)	(16,372)
Royal Bank of Canada	(175)	(10,932)
Russel Metals, Inc.	(91)	(2,267)
Saputo, Inc.	(813)	(37,614)
Shoppers Drug Mart Corp.	(745)	(44,340)
Silver Wheaton Corp.	(1,702)	(39,141)
SNC-Lavalin Group, Inc.	(5,018)	(208,615)
Sun Life Financial, Inc.	(1,752)	(56,734)
Teck Resources Ltd.	(3,870)	(90,656)
Thomson Reuters Corp.	(1,471)	(50,127)
Tim Hortons, Inc.	(5,912)	(342,310)
TransAlta Corp.	(433)	(5,965)
Trican Well Service Ltd.	(1,600)	(23,554)
Turquoise Hill Resources Ltd.	(15,374)	(61,520)
Veresen, Inc.	(499)	(5,854)
		(2,250,041)
China
Aluminum Corp. of China Ltd.	(8,000)	(2,460)
China Coal Energy Co. Ltd.	(36,000)	(19,198)
Mongolian Mining Corp.	(4,000)	(830)
Shandong Weigao Group Medical Polymer Co. Ltd.	(4,000)	(3,777)
Yanzhou Coal Mining Co. Ltd.	(18,000)	(12,345)
Zijin Mining Group Co. Ltd.	(10,000)	(2,143)
		(40,753)
Denmark
FLSmidth & Co. A/S	(4,685)	(222,284)
William Demant Holding A/S	(71)	(6,253)
		(228,537)

	Shares	Value
Reference Entity — Short
Finland
Cargotec OYJ	(176)	$(6,253)
Elisa OYJ	(560)	(12,059)
		(18,312)
France
Accor SA	(13,076)	(492,883)
Casino Guichard Perrachon SA	(2,668)	(274,741)
CGG	(1,683)	(42,488)
Cie de St-Gobain	(3,746)	(173,998)
Danone SA	(2,025)	(160,371)
JCDecaux SA	(120)	(3,844)
Nexans SA	(100)	(5,323)
Pernod-Ricard SA	(696)	(83,044)
Vallourec SA	(5,045)	(297,990)
		(1,534,682)
Germany
ElringKlinger AG	(3,346)	(123,783)
Kloeckner & Co. SE	(4,236)	(52,957)
MAN SE	(7,172)	(817,604)
Puma SE	(899)	(251,004)
Salzgitter AG	(482)	(17,943)
		(1,263,291)
Ireland
Dragon Oil PLC	(3,752)	(35,296)
Kerry Group PLC	(60)	(3,688)
		(38,984)
Italy
Fiat Industrial SpA	(17,867)	(220,590)
Snam SpA	(64,727)	(305,903)
		(526,493)
Japan
Alps Electric Co. Ltd.	(500)	(3,747)
ANA Holdings, Inc.	(1,000)	(2,059)
Asatsu-DK, Inc.	(100)	(2,621)
Chugai Pharmaceutical Co. Ltd.	(200)	(3,966)
Dentsu, Inc.	(1,200)	(38,211)
Fast Retailing Co. Ltd.	(700)	(239,073)
H2O Retailing Corp.	(1,000)	(8,800)
Hirose Electric Co. Ltd.	(200)	(26,665)
Hisamitsu Pharmaceutical Co., Inc.	(100)	(5,505)
JFE Holdings, Inc.	(100)	(2,255)
K’s Holdings Corp.	(400)	(13,618)
The Kansai Electric Power Co., Inc.	(900)	(11,003)
Kintetsu Corp.	(1,000)	(4,293)
Kobayashi Pharmaceutical Co. Ltd.	(100)	(5,212)
Kose Corp.	(100)	(2,831)
Kurita Water Industries Ltd.	(200)	(4,078)
Kyushu Electric Power Co., Inc.	(600)	(8,345)
MEIJI Holdings Co. Ltd.	(500)	(23,455)
Minebea Co. Ltd.	(3,000)	(11,758)
Mitsubishi Chemical Holdings Corp.	(500)	(2,346)
Mitsui Chemicals, Inc.	(1,000)	(2,310)
Mitsui OSK Lines Ltd.	(9,000)	(34,608)
Nidec Corp.	(100)	(8,213)
Nintendo Co. Ltd.	(100)	(12,741)
Nippon Shokubai Co. Ltd.	(2,000)	(20,668)
Nippon Steel & Sumitomo Metal Corp.	(25,000)	(72,531)
Nisshin Steel Holdings Co. Ltd.	(200)	(1,744)
Panasonic Corp.	(500)	(4,436)
Softbank Corp.	(1,400)	(88,867)
Sony Financial Holdings, Inc.	(500)	(8,202)
Square Enix Holdings Co. Ltd.	(200)	(2,747)
Sumitomo Heavy Industries Ltd.	(3,000)	(13,920)

See Notes to Financial Statements.

36	BLACKROCK FUNDS	JULY 31, 2013

Schedule of Investments (continued)	BlackRock Global Long/Short Equity Fund

	Shares	Value
Reference Entity — Short
Japan (concluded)
Toyo Tire & Rubber Co. Ltd.	(1,000)	$(5,754)
Xebio Co. Ltd.	(100)	(2,097)
Yakult Honsha Co. Ltd.	(700)	(32,610)
		(731,289)
Luxembourg
Millicom International Cellular SA	(2,604)	(208,522)
Oriflame Cosmetics SA	(221)	(7,228)
		(215,750)
Mauritius
Golden Agri-Resources Ltd.	(47,000)	(19,391)
Netherlands
ASM International NV	(257)	(8,103)
Fugro NV	(334)	(20,371)
Koninklijke Vopak NV	(211)	(12,155)
PostNL NV	(2,194)	(7,894)
		(48,523)
Norway
Aker Solutions ASA	(6,500)	(97,953)
Fred Olsen Energy ASA	(76)	(3,667)
Norsk Hydro ASA	(136,740)	(581,282)
Schibsted ASA	(5,010)	(255,181)
Seadrill Ltd.	(483)	(20,646)
Storebrand ASA	(3,894)	(22,388)
		(981,117)
Portugal
EDP — Energias de Portugal SA	(2,110)	(7,501)
Portugal Telecom SGPS SA	(10,428)	(39,787)
		(47,288)
Singapore
SembCorp Marine Ltd.	(5,000)	(17,877)
Wilmar International Ltd.	(6,000)	(14,852)
		(32,729)
Sweden
Alfa Laval AB	(780)	(17,701)
Boliden AB	(4,403)	(62,172)
Elekta AB -B Shares	(7,674)	(131,414)

	Shares	Value
Reference Entity — Short
Sweden (concluded)
Getinge AB -B Shares	(17,370)	$(642,351)
Hennes & Mauritz AB -B Shares	(16,636)	(621,713)
Sandvik AB	(5,690)	(72,028)
Scania AB -B Shares	(4,846)	(101,101)
Skanska AB -B Shares	(4,671)	(88,138)
SKF AB -B Shares	(10,261)	(284,795)
Tele2 AB -B Shares	(2,059)	(26,393)
Volvo AB -B Shares	(6,334)	(93,307)
		(2,141,113)
Switzerland
Banque Cantonale Vaudoise	(4)	(2,060)
Clariant AG	(1,011)	(15,805)
Dufry AG	(298)	(38,997)
Galenica AG	(48)	(36,830)
Kuehne + Nagel International AG	(3,830)	(463,520)
Panalpina Welttransport Holding AG	(145)	(21,152)
SGS SA	(4)	(9,054)
Temenos Group AG	(4,007)	(104,934)
		(692,352)
United Kingdom
AMEC PLC	(1,765)	(28,916)
Essar Energy PLC	(21,083)	(42,617)
Eurasian Natural Resources Corp. PLC	(35,302)	(117,092)
Evraz PLC	(2,479)	(3,537)
Ferrexpo PLC	(25,935)	(66,801)
Fresnillo PLC	(1,425)	(22,378)
G4S PLC	(1,284)	(4,418)
Kazakhmys PLC	(27,862)	(110,663)
Lonmin PLC	(964)	(4,576)
Michael Page International PLC	(1,089)	(7,412)
Ocado Group PLC	(1,059)	(4,954)
Polyus Gold International Ltd.	(10,441)	(31,672)
Rentokil Initial PLC	(1,728)	(2,569)
Vedanta Resources PLC	(5,992)	(106,080)
Vesuvius PLC	(1,259)	(8,148)
		(561,833)
Total Reference Entity — Short		(14,396,455)
Net Value of Reference Entity — UBS AG		$2,208,258

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	37

Schedule of Investments (concluded)	BlackRock Global Long/Short Equity Fund
The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities	$79,612,430	—	—	$79,612,430

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	—	$3,070,278	—	$3,070,278
Foreign currency exchange contracts	$159	—	—	159
Liabilities:
Equity contracts		(1,031,649)		(1,031,649)
Foreign currency exchange contracts	(61)	—	—	(61)
Total	$98	$2,038,629	—	$2,038,727
[1]	Derivative financial instruments are swaps and foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of July 31, 2013, cash received as collateral for swaps of $1,643,666 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the period ended July 31, 2013.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	JULY 31, 2013

Statements of Assets and Liabilities

July 31, 2013	BlackRock Emerging Markets Long/Short Equity Fund	BlackRock Global Long/Short Equity Fund
Assets
Investments at value — affiliated[1]	$622,257,520	$79,612,430
Unrealized appreciation on swaps	34,824,786	3,070,278
Unrealized appreciation on foreign currency exchange contracts	—	159
Capital shares sold receivable	4,110,601	3,522,585
Swap receivable	1,597,635	78,790
Deferred offering costs	—	66,031
Prepaid expenses	25,241	6,867
Total assets	662,815,783	86,357,140

Liabilities
Cash received as collateral for swaps	36,748,974	1,643,666
Capital shares redeemed payable	3,888,610	261
Investment advisory fees payable	746,750	54,196
Swaps payable	—	132,272
Unrealized depreciation on swaps	—	1,031,649
Unrealized depreciation on foreign currency exchange contracts	—	61
Service and distribution fees payable	52,301	3,568
Administration fees payable	51,092	5,230
Offering costs payable	—	134,972
Other accrued expenses payable	105,425	53,120
Total liabilities	41,593,152	3,058,995
Net Assets	$621,222,631	$83,298,145

Net Assets Consist of
Paid-in capital	$608,599,898	$79,503,343
Accumulated net investment loss	(5,758,902)	(225,474)
Accumulated net realized gain (loss)	(16,443,151)	1,979,480
Net unrealized appreciation/depreciation	34,824,786	2,040,796
Net Assets	$621,222,631	$83,298,145

Net Asset Value
Institutional:
Net assets	$433,885,516	$65,629,691
Shares outstanding[2]	40,445,017	5,811,815
Net asset value	$10.73	$11.29
Investor A:
Net assets	$166,700,664	$15,076,391
Shares outstanding[2]	15,597,891	1,336,875
Net asset value	$10.69	$11.28
Investor C:
Net assets	$20,636,451	$2,592,063
Shares outstanding[2]	1,953,711	230,879
Net asset value	$10.56	$11.23
[1] Investments at cost — affiliated	$622,257,520	$79,612,430
[2] Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	39

Statements of Operations

Period Ended July 31, 2013	BlackRock Emerging Markets Long/Short Equity Fund	BlackRock Global Long/Short Equity Fund[1]
Investment Income
Dividends — affiliated	$436,838	$14,963

Expenses
Investment advisory	6,971,574	300,879
Administration	344,743	15,044
Service — Investor A	324,526	3,331
Service and distribution — Investor C	160,168	1,557
Transfer agent — Institutional	467,637	526
Transfer agent — Investor A	120,497	116
Transfer agent — Investor C	17,940	58
Administration — Institutional	79,580	4,630
Administration — Investor A	32,586	345
Administration — Investor C	4,027	39
Organization and offering	53,655	123,939
Professional	70,661	51,864
Printing	41,096	15,747
Officer and Trustees	22,029	3,521
Registration	43,258	1,093
Custodian	3,139	3,684
Miscellaneous	71,199	4,314
Recoupment of past waived fees	72,265	—
Recoupment of past waived fees — class specific	42,070	—
Total expenses	8,942,650	530,687
Less fees waived by Manager	(319,359)	(149,045)
Less administration waived — Institutional	(45,512)	(4,630)
Less administration waived — Investor A	(10,214)	(345)
Less administration waived — Investor C	(2,070)	(39)
Less transfer agent fees waived and/or reimbursed — Institutional	(147,422)	(526)
Less transfer agent fees waived and/or reimbursed — Investor A	(9,928)	(48)
Less transfer agent fees waived and/or reimbursed — Investor C	(913)	(34)
Less fees reimbursed by Manager	—	(20,021)
Total expenses after fees waived and/or reimbursed	8,407,232	355,999
Net investment loss	(7,970,394)	(341,036)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Capital gain distributions received from affiliated investments companies	4,412	—
Swaps	(14,476,062)	1,991,555
Foreign currency transactions	—	(431)
	(14,471,650)	1,991,124
Net change in unrealized appreciation/depreciation on:
Swaps	26,220,971	2,038,629
Foreign currency translations	—	2,167
	26,220,971	2,040,796
Total realized and unrealized gain	11,749,321	4,031,920
Net Increase in Net Assets Resulting from Operations	$3,778,927	$3,690,884
[1]	Reflects the period from December 20, 2012 (commencement of operations) to July 31, 2013.

See Notes to Financial Statements.

40	BLACKROCK FUNDS	JULY 31, 2013

Statements of Changes in Net Assets	BlackRock Emerging Markets Long/Short Equity Fund

Increase in Net Assets:	Year Ended July 31, 2013	Period October 6, 2011[1] to July 31, 2012
Operations
Net investment loss	$(7,970,394)	$(1,090,674)
Net realized gain (loss)	(14,471,650)	441,320
Net change in unrealized appreciation/depreciation	26,220,971	8,603,815
Net increase in net assets resulting from operations	3,778,927	7,954,461

Dividends and Distributions to Shareholders From[2]
Net investment income:
Institutional	—	(36,801)
Investor A	—	(2,914)
Investor C	—	(288)
Net realized gain:
Institutional	(1,024,141)	—
Investor A	(375,842)	—
Investor C	(21,166)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(1,421,149)	(40,003)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	424,306,313	186,644,082

Net Assets
Total increase in net assets	426,664,091	194,558,540
Beginning of period	194,558,540	—
End of period	$621,222,631	$194,558,540
Accumulated net investment loss	$(5,758,902)	$(976,039)
[1]	Commencement of operations.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	41

Statement of Changes in Net Assets	BlackRock Global Long/Short Equity Fund

Increase in Net Assets:	Period December 20, 2012[1] to July 31, 2013
Operations
Net investment loss	$(341,036)
Net realized gain	1,991,124
Net change in unrealized appreciation/depreciation	2,040,796
Net increase in net assets resulting from operations	3,690,884

Capital Share Transactions
Net increase in net assets derived from capital share transactions	79,607,261

Net Assets
Total increase in net assets	83,298,145
Beginning of period	—
End of period	$83,298,145
Accumulated net investment loss	$(225,474)
[1]	Commencement of operations.

See Notes to Financial Statements.

42	BLACKROCK FUNDS	JULY 31, 2013

Financial Highlights	BlackRock Emerging Markets Long/Short Equity Fund

	Institutional
	Year Ended July 31, 2013		Period October 6, 2011[1] to July 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.73		$10.00
Net investment loss[2]	(0.17)		(0.14)
Net realized and unrealized gain	0.21		0.89
Net increase from investment operations	0.04		0.75
Dividends and distributions from:[3]
Net investment income	—		(0.02)
Net realized gain	(0.04)		—
Total dividends and distributions	(0.04)		(0.02)
Net asset value, end of period	$10.73		$10.73

Total Investment Return[4]
Based on net asset value	0.33%		7.47%	[5]

Ratios to Average Net Assets
Total expenses	1.84%	[6]	2.13%	[6,7,8]
Total expenses excluding recoupment of past waived fees	1.81%	[6]	2.13%	[6,7]
Total expenses after fees waived and/or reimbursed	1.71%	[6]	1.75%	[6,7]
Net investment loss	(1.61)%	[6]	(1.61)%	[6,7]

Supplemental Data
Net assets, end of period (000)	$433,886		$126,707
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[7]	Annualized.
[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.15%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	43

Financial Highlights (continued)	BlackRock Emerging Markets Long/Short Equity Fund

	Investor A
	Year Ended July 31, 2013		Period October 6, 2011[1] to July 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.71		$10.00
Net investment loss[2]	(0.20)		(0.16)
Net realized and unrealized gain	0.21		0.88
Net increase from investment operations	0.01		0.72
Dividends and distributions from:[3]
Net investment income	—		(0.01)
Net realized gain	(0.03)		—
Total dividends and distributions	(0.03)		(0.01)
Net asset value, end of period	$10.69		$10.71

Total Investment Return[4]
Based on net asset value	0.12%		7.24%	[5]

Ratios to Average Net Assets
Total expenses	2.03%	[6]	2.19%	[6,7,8]
Total expenses excluding recoupment of past waived fees	2.01%	[6]	2.19%	[6,7]
Total expenses after fees waived and/or reimbursed	1.95%	[6]	2.00%	[6,7]
Net investment loss	(1.85)%	[6]	(1.85)%	[6,7]

Supplemental Data
Net assets, end of period (000)	$166,701		$57,655
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[7]	Annualized.
[8]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.20%.

See Notes to Financial Statements.

44	BLACKROCK FUNDS	JULY 31, 2013

Financial Highlights (concluded)	BlackRock Emerging Markets Long/Short Equity Fund

	Investor C
	Year Ended July 31, 2013		Period October 6, 2011[1] to July 31, 2012
Per Share Operating Performance
Net asset value, beginning of period	$10.65		$10.00
Net investment loss[2]	(0.28)		(0.22)
Net realized and unrealized gain	0.21		0.87
Net increase (decrease) from investment operations	(0.07)		0.65
Distributions from net realized gain[3]	(0.02)		(0.00)[4]
Net asset value, end of period	$10.56		$10.65

Total Investment Return[5]
Based on net asset value	(0.70)%		6.53%	[6]

Ratios to Average Net Assets
Total expenses	2.81%	[7]	3.00%	[7,8,9]
Total expenses excluding recoupment of past waived fees	2.77%	[7]	3.00%	[7,8]
Total expenses after fees waived and/or reimbursed	2.72%	[7]	2.75%	[7,8]
Net investment loss	(2.62)%	[7]	(2.61)%	[7,8]

Supplemental Data
Net assets, end of period (000)	$20,636		$10,196
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.
[8]	Annualized.
[9]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.00%.

See Notes to Financial Statements.

BLACKROCK FUNDS	JULY 31, 2013	45

Financial Highlights	BlackRock Global Long/Short Equity Fund

	Institutional	Investor A	Investor C
	Period December 20, 2012[1] to July 31, 2013	Period December 20, 2012[1] to July 31, 2013	Period December 20, 2012[1] to July 31, 2013
Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00
Net investment loss[2]	(0.11)	(0.14)	(0.19)
Net realized and unrealized gain	1.40	1.42	1.42
Net increase from investment operations	1.29	1.28	1.23
Net asset value, end of period	$11.29	$11.28	$11.23

Total Investment Return[3]
Based on net asset value[4]	12.90%	12.80%	12.30%

Ratios to Average Net Assets[5]
Total expenses[6,7]	2.67%	2.30%	3.09%
Total expenses after fees waived and/or reimbursed[7]	1.75%	2.00%	2.75%
Net investment loss[7]	(1.67)%	(1.95)%	(2.70)%

Supplemental Data
Net assets, end of period (000)	$65,630	$15,076	$2,592
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Annualized.
[6]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.94%, 2.57% and 3.36%, respectively.
[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

See Notes to Financial Statements.

46	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements

1. Organization:

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Emerging Markets Long/Short Equity Fund (“Emerging Markets Long/Short Equity”) and BlackRock Global Long/Short Equity Fund (“Global Long/Short Equity”) (collectively, the “Funds” or individually, a “Fund”) are each a series of the Trust. The Funds are classified as diversified. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE

BLACKROCK FUNDS	JULY 31, 2013	47

Notes to Financial Statements (continued)

that may not be reflected in the computation of the Funds’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee or its delegate using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., swaps), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Emerging Markets Long/Short Equity’s US federal tax returns remains open for the year ended July 31, 2013 and period ended July 31, 2012. The statute of limitations on Global Long/Short Equity’s US federal tax return remains open for the period ended July 31, 2013. The statutes of limitations on Emerging Markets Long/Short Equity’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Funds were expensed by the Funds and reimbursed by the Manager. During the period ended July 31, 2013, the Manager reimbursed Global Long/ Short Equity $20,021, which is shown as expenses reimbursed by Manager in the Statements of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

48	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

3. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Funds enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps — The Funds enter into total return swaps to obtain exposure to securities (both long and short) or markets without owning such securities or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. Total return swaps can be terminated by either party at any time. The agreement allows the Manager to change the composition of securities by trading in and out of the underlying equity positions at its discretion and the resulting gains or losses are recorded in the Statements of Operations. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing income payable from the Funds to the counterparty. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2013
Derivative Assets
		Emerging Markets Long/Short Equity	Global Long/Short Equity
	Statements of Assets And Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$159
Equity contracts	Unrealized appreciation on swaps	$34,824,786	3,070,278

Total		$34,824,786	$3,070,437
BLACKROCK FUNDS	JULY 31, 2013	49

Notes to Financial Statements (continued)

Derivative Liabilities
		Emerging Markets Long/Short Equity	Global Long/Short Equity
	Statements of Assets And Liabilities Location	Value
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$(61)
Equity contracts	Unrealized depreciation on swaps	—	(1,031,649)

Total		—	$(1,031,710)

The Effect of Derivative Financial Instruments in the Statements of Operations Period Ended July 31, 2013
	Net Realized Gain (Loss) From
	Emerging Markets Long/Short Equity	Global Long/Short Equity
Foreign currency exchange contracts:
Foreign currency transactions	$(61)	$(1,021)
Equity contracts:
Swaps	(14,476,062)	1,991,555
Total	$(14,476,123)	$1,990,534

Net Change in Unrealized Appreciation/Depreciation on
	Emerging Markets Long/Short Equity	Global Long/Short Equity
Foreign currency exchange contracts:
Foreign currency translations	—	$98
Equity contracts:
Swaps	$26,220,971	2,038,629
Total	$26,220,971	$2,038,727

For the period ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets Long/Short Equity	Global Long/Short Equity
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	—	6
Average number of contracts — US dollars sold	—	2
Average US dollar amounts purchased	—	$54,099
Average US dollar amounts sold	—	$12,666
Total return swaps:
Average number of contracts	3	4
Average notional value	$100,688,600	$4,971,179

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash

50	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of the Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.50%
$1 Billion — $3 Billion	1.41%
$3 Billion — $5 Billion	1.35%
$5 Billion — $10 Billion	1.31%
Greater than $10 Billion	1.28%

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its advisory fees by the amount of investment advisory fees paid in connection with its investment in other affiliated investment companies, if any. The amounts waived are included in fees waived by Manager in the Statements of Operations. For the period ended July 31, 2013, the amounts waived were as follows:

Emerging Markets Long/Short Equity	$317,012
Global Long/Short Equity	$13,942

The Manager, with respect to each Fund, entered into a sub-advisory agreement with BlackRock Fund Advisors, an affiliate of the Manager. The Manager pays BlackRock Fund Advisors for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fees compensate BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended July 31, 2013, the Funds reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent —class specific in the Statements of Operations:

Emerging Markets Long/Short Equity
Institutional	$1,270
Investor A	$1,533
Investor C	$206

The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager and State Street Bank and Trust Company as co administrators (together, the “Administrators”) to provide administrative services (other than investment advice and related portfolio activities). The Administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Funds. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of the average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of the average daily net assets in excess of $1 billion. In addition, the Administrators may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are

BLACKROCK FUNDS	JULY 31, 2013	51

Notes to Financial Statements (continued)

included in administration fees waived and administration fees waived — class specific in the Statements of Operations. For the year ended July 31, 2013, Emerging Markets Long/Short Equity and Global Long/Short Equity paid the Manager $283,574 and $13,742, respectively, in return for these services, which are included in administration fees, administration fees — class specific and administration fees waived — class specific in the Statements of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, income tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses as a percentage of average daily net assets as follows: 1.75% for Institutional, 2.00% for Investor A and 2.75% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior for December 1, 2013 for Emerging Markets Long/Short Equity and prior to December 31, 2013 for Global Long/Short Equity unless approved by the Board, including a majority of the independent trustees or by a vote of the majority of the outstanding voting securities of the Funds.

These amounts are included in fees waived by Manager, administration fees waived, administration fees waived — class specific, transfer agent fees waived and/or reimbursed and fees reimbursed by Manager respectively, in the Statements of Operations.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended July 31, 2013 the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Emerging Markets Long/Short Equity
Fund	$72,265
Institutional	$28,432
Investor A	$10,783
Investor C	$2,855

On July 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement expiring July 31, 2015, are as follows:

	Emerging Markets Long/Short Equity	Global Long/ Short Equity
Fund	$2,347	$135,092
Institutional	$192,934	$5,156
Investor A	$20,142	$393
Investor C	$2,983	$73

For the period ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares, as follows:

Investor A
Emerging Markets Long/Short Equity	$17,315
Global Long/Short Equity	$294

For the period ended July 31, 2013, affiliates received CDSCs as follows.

	Investor A	Investor C
Emerging Markets Long/Short Equity	$3,150	$15,257
Global Long/Short Equity	—	—

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to the accounting for swap agreements, foreign currency transactions, net operating losses, non-deductible expenses and the reclassification of distributions were reclassified to the following accounts:

	Emerging Markets Long/Short Equity	Global Long/ Short Equity
Paid-in capital	$(2,207,685)	$(103,918)
Accumulated net investment loss	$3,187,531	$115,562
Accumulated net realized gain (loss)	$(979,846)	$(11,644)

Distributions of $1,421,149 and $40,003 paid by Emerging Markets Long/Short Equity during the years ended July 31, 2013 and July 31, 2012, respectively, were characterized as ordinary income for tax purposes.

52	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (continued)

As of July 31, 2013, the tax components of accumulated net earnings were as follows:

	Emerging Markets Long/Short Equity	Global Long/ Short Equity
Undistributed ordinary income	—	$2,428,834
Net unrealized gains[1]	$26,013,009	1,591,344
Qualified late-year losses[2]	(13,390,276)	(225,376)
Total	$12,622,733	$3,794,802
[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.
[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

6. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the period ended July 31, 2013.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedules of Investments for concentrations in specific countries.

The Funds invests a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of July 31, 2013, these events have adversely affected the exchange rate of the Euro and may continue to spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Fund’s investments.

As of July 31, 2013, the Funds had the following industry classifications:

Emerging Markets Long/Short Equity	Percent of Total Investments
Industry	Long	Short	Total
Wireless Telecommunication Services	4%	3%	7%
Semiconductors & Semiconductor Equipment	4	3	7
Chemicals	3	3	6
Food Products	2	3	5
Metals & Mining	2	2	4
Real Estate Management & Development	2	2	4
Construction & Engineering	2	2	4
Electronic Equipment, Instruments & Components	2	2	4
Food & Staples Retailing	2	1	3
Insurance	1	2	3
Oil, Gas & Consumable Fuels	2	1	3
Commercial Banks	2	1	3
Airlines	2	1	3
Industrial Conglomerates	2	—	2
Beverages	2	—	2
Auto Components	2	—	2
Electric Utilities	2	—	2
Machinery	—	2	2
Other[1]	18	16	34
Total	56%	44%	100%
[1]	All other industries held were each 1% or less of investments.
BLACKROCK FUNDS	JULY 31, 2013	53

Notes to Financial Statements (continued)

Global Long/Short Equity	Percent of Total Investments
Industry	Long	Short	Total
Media	5%	2%	7%
Semiconductors & Semiconductor Equipment	4	1	5
Chemicals	2	3	5
Machinery	1	4	5
Specialty Retail	2	2	4
Metals & Mining	—	4	4
Food Products	2	2	4
Aerospace & Defense	2	2	4
Diversified Financial Services	3	—	3
Biotechnology	1	2	3
Insurance	2	1	3
Pharmaceuticals	2	1	3
Healthcare Equipment & Products	1	2	3
Oil, Gas & Consumable Fuels	—	2	2
Software	—	2	2
Hotels, Restaurant & Leisure	—	2	2
Auto Components	2	—	2
Automobiles	2	—	2
Electric Utilities	2	—	2
Commercial Banks	2	—	2
Other[1]	18	15	33
Total	53%	47%	100%
[1]	All other industries held were each 1% or less of investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2013		Period October 6, 2011[2] To July 31, 2012
Emerging Markets Long/Short Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	42,282,366	$450,512,385	14,335,931	$147,470,381
Shares issued in reinvestment of dividends	83,729	893,386	777	7,719
Shares redeemed	(13,732,266)	(146,174,629)	(2,525,520)	(26,197,219)
Net increase	28,633,829	$305,231,142	11,811,188	$121,280,881

Investor A
Shares sold	17,685,978	$187,908,022	5,587,807	$57,667,190
Shares issued in reinvestment of dividends	34,501	367,093	271	2,690
Shares redeemed	(7,506,178)	(79,714,999)	(204,488)	(2,113,675)
Net increase	10,214,301	$108,560,116	5,383,590	$55,556,205

Investor C
Shares sold	1,379,211	$14,538,932	977,816	$10,017,164
Shares issued in reinvestment of dividends	1,924	20,338	24	236
Shares redeemed	(384,815)	(4,044,215)	(20,449)	(210,404)
Net increase	996,320	$10,515,055	957,391	$9,806,996
Total Net Increase	39,844,450	$424,306,313	18,152,169	$186,644,082
[2]	Commencement of operations
54	BLACKROCK FUNDS	JULY 31, 2013

Notes to Financial Statements (concluded)

	Period December 20, 2012[1] to July 31, 2013
Global Long/Short Equity Fund	Shares	Amount
Institutional
Shares sold	5,825,713	$62,297,256
Shares redeemed	(13,898)	(155,749)
Net increase	5,811,815	$62,141,507

Investor A
Shares sold	1,344,012	$14,968,320
Shares redeemed	(7,137)	(79,937)
Net increase	1,336,875	$14,888,383

Investor C
Shares sold	230,886	$2,577,446
Shares redeemed	(7)	(75)
Net increase	230,879	$2,577,371
Total Net Increase	7,379,569	$79,607,261
[1]	Commencement of operations.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	JULY 31, 2013	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds and Shareholders of BlackRock Emerging Markets
Long/Short Equity Fund and BlackRock Global Long/Short Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Emerging Markets Long/Short Equity Fund and BlackRock Global Long/Short Equity Fund (two of the series constituting BlackRock Funds, hereafter collectively referred to as the “Funds”) at July 31, 2013, the results of the operations for the year then ended, the changes in the net assets and the financial highlights for each of the periods indicated for BlackRock Emerging Markets Long/Short Equity Fund, and the results of the operations, the changes in the net assets and the financial highlights for the period December 20, 2012 (commencement of operations) through July 31, 2013 for BlackRock Global Long/Short Equity Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 26, 2013

56	BLACKROCK FUNDS	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, on behalf of BlackRock Emerging Markets Long/Short Equity Fund, a series of the Trust (the “Fund”). The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Fund Advisors (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: organizational and structural variables to investment performance; rates of portfolio turnover; BlackRock’s performance accountability for portfolio managers; marketing support for the funds; services provided to the Fund by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees;

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
BLACKROCK FUNDS	JULY 31, 2013	57

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

(e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the fourth and third quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively. The Board and BlackRock

58	BLACKROCK FUNDS	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

reviewed and discussed the reasons for the Fund’s underperformance during these periods compared to its Lipper Performance Universe. The Board was informed that, among other things, because the Fund is managed for absolute returns independent of market trends, the Fund’s portfolio management team does not take a market view and seeks to maintain relatively neutral market exposure. This makes it difficult to compare the Fund to other emerging market funds because the vast majority of other emerging market funds are benchmark driven with a significant amount of such funds’ performance derived from the direction of the index. Emerging market indices rose substantially in 2012 and benchmark driven funds enjoyed a sizable tailwind from their market exposure. By contrast, the Fund’s performance, because of its relatively neutral market exposure, did not benefit from this tailwind.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile relative to the Fund’s Expense Peers. The Board also noted that the majority of the Fund’s Expense Peers had an investment strategy to invest predominantly in domestic securities. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities

BLACKROCK FUNDS	JULY 31, 2013	59

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

60	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2011
President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 108 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 108 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.
				33 RICs consisting of 108 Portfolios	None

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011
Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 108 Portfolios	None
BLACKROCK FUNDS	JULY 31, 2013	61

Officers and Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 108 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011
Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 108 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served for the Trust covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

62	BLACKROCK FUNDS	JULY 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011
Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011
Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor and Co-Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian, Accounting Agent and Co-Administrator State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Philadelphia, PA 19103	Legal Counsel Sidley Austin LLP New York, NY 10019
Sub-Advisor BlackRock Fund Advisors San Francisco, CA 94105	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
BLACKROCK FUNDS	JULY 31, 2013	63

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

64	BLACKROCK FUNDS	JULY 31, 2013

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in each Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	JULY 31, 2013	65

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	BLACKROCK FUNDS	JULY 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy    & Resources
Portfolio
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Commodity Strategies Fund
BlackRock Disciplined Small Cap Core Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Dividend Fund
BlackRock Emerging Markets Long/Short
   Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio
BlackRock Global Long/Short Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities
   Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Real Estate Securities Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology
   Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Local Debt
   Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Investment Grade Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Secured Credit Portfolio
BlackRock Short Obligations Fund
BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities
   Portfolio
BlackRock Total Return Fund
BlackRock U.S. Government Bond Portfolio
BlackRock U.S. Mortgage Portfolio
BlackRock Ultra-Short Obligations Fund
BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolio
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	JULY 31, 2013	67

The report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see each Fund’s prospectus for a description of risks associated with global investments.

EMLSGLS-7/13-AR

JULY 31, 2013

ANNUAL REPORT

BlackRock FundsSM

>	BlackRock India Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK INDIA FUND	JULY 31, 2013

Dear Shareholder

One year ago, risk assets (such as equities) were on the rise as weakening global economic data spurred increasing optimism that the world’s largest central banks would intervene to stimulate growth. This much-anticipated monetary policy easing ultimately came in September when the European Central Bank (“ECB”) and the US Federal Reserve announced their plans for increasing global liquidity. Although financial markets worldwide were buoyed by these aggressive policy actions, risk assets weakened later in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. As 2013 began, the worst of the fiscal cliff was averted with a last-minute tax deal.

Investors shook off the nerve-wracking finale to 2012 and the New Year started with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies helped propel the rally. Underlying this aura of comfort was the absence of negative headlines from Europe. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

However, February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility as political instability in Italy and a severe banking crisis in Cyprus reminded investors that the eurozone was still vulnerable to a number of macro risks, while a poor outlook for European economies also dampened sentiment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, financial markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the volatility in interest rates, while improving economic data and a positive outlook for corporate earnings helped the markets regain strength in July, with major US equity indices regularly hitting new record highs.

Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013. US equities were particularly strong. International equities also performed well, although political and economic uncertainty in Europe resulted in less impressive gains for the last six months. Emerging markets suffered the impact of slowing growth and concerns about a shrinking global money supply. Extreme levels of interest rate volatility in the final months of the period resulted in poor performance for fixed income markets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. The high yield sector performed relatively better as demand continued to be supported by investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Market conditions remain volatile, and investors still face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite the swings in the markets in the second quarter, most risk asset classes generated positive returns for the 6- and 12-month periods ended July 31, 2013.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of July 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	13.73%	25.00%
US small cap equities (Russell 2000® Index)	16.66	34.76
International equities (MSCI Europe, Australasia, Far East Index)	4.11	23.48
Emerging market equities (MSCI Emerging Markets Index)	(9.87)	1.95
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.71)	(6.50)
US investment grade bonds (Barclays US Aggregate Bond Index)	(1.62)	(1.91)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(4.11)	(1.99)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	1.97	9.49

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2013

Investment Objective

BlackRock India Fund’s (the “Fund”) investment objective is to seek to maximize total return from a portfolio of equity securities of Indian companies or instruments with similar economic characteristics. Total return means the combination of capital appreciation and investment income.

On September 19, 2013, the Board of Trustees of BlackRock FundsSM (the “Trust”), on behalf of its series, the Fund, approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective October 28, 2013, except for certain retirement plan investments, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. The shares of any shareholders holding shares on the date of liquidation, which the Fund currently anticipates to be on or about December 10, 2013, will be redeemed at the net asset value per share, and the Fund will then be terminated as a series of the Trust.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended July 31, 2013, the Fund underperformed its benchmark, the MSCI India Index.

What factors influenced performance?

•	From a sector perspective, consumer discretionary had the largest drag on performance versus the Fund’s benchmark index. Stock-specific calls within health care, information technology (“IT”) and energy also negatively impacted returns. At a stock level, an active overweight in Bharat Petroleum Corp. Ltd. was the largest detractor from performance. Overweights in Future Retail Ltd., State Bank of India, ICICI Bank Ltd. and Wockhardt Ltd. (pharmaceuticals) hampered returns, as did an underweight in Sun Pharmaceutical Industries Ltd.
•	In addition, the Fund’s cash balance was a means of defensive positioning given near-term uncertainty about the market outlook. The Fund’s cash position had a modestly negative impact on performance as equities generally advanced.
•	Conversely, an overweight in consumer staples was the largest contributor to performance. Underweights in utilities and materials aided returns, as did an overweight in financials. At a stock level, United Spirits Ltd. (beverages) was the largest contributor where the Fund had an overweight position. An overweight in Tech Mahindra Ltd. (IT services) and Motherson Sumi Systems Ltd. (auto components) helped performance, as did underweights in Axis Bank Ltd. (consumer banks), Jindal Steel Power Ltd. and Bharat Heavy Electricals Ltd.
•	The Fund uses derivatives as part of its investment strategy. During the period, the use of foreign currency exchange contracts had a positive impact on performance.

Describe recent portfolio activity.

•	During the 12-month period, the Fund added exposure to IT, consumer discretionary, telecommunication services and energy, and reduced exposure to industrials, consumer staples, financials and materials.
•	At a stock level, the Fund added exposure to Infosys Ltd. (IT services), Reliance Industries Ltd. (energy), Bajaj Corp Ltd. (consumer discretionary), Bharti Airtel Ltd. (telecommunication services), Idea Cellular Ltd. (telecommunication services) and Tech Mahindra Ltd. (IT services). Conversely, the Fund reduced exposure to Hindustan Unilever Ltd. (household products), Power Grid Corp. of India Ltd. (power utilities), ICICI Bank Ltd., Kajaria Ceramics Ltd., Jyothy Laboratories Ltd. (consumer discretionary), Axis Bank Ltd., Shriram City Union Finance Ltd. (consumer finance), Sundaram Finance Ltd. (consumer finance) and Tata Global Beverages Ltd.

Describe portfolio positioning at period end.

•	Relative to the MSCI India Index, the Fund ended the period with its most notable overweights in the IT, telecommunication services, consumer discretionary, health care sectors, and underweights in financials, materials and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK INDIA FUND	JULY 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests at least 80% of its total assets in equity securities of Indian companies or in instruments with similar economic characteristics.
[3]	This unmanaged index is a free-float weighted equity index representing about 59 companies in India.
[4]	Commencement of operations.

Performance Summary for the Period Ended July 31, 2013

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(18.61)%	2.08%	N/A	(8.90)%	N/A
Investor A	(18.65)	2.00	(3.36)%	(9.09)	(11.26)%
Investor C	(19.00)	1.15	0.15	(9.84)	(9.84)
MSCI India Index	(14.83)	4.17	N/A	(10.14)	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees, if any. See “About Fund Performance” on page 6 for a detailed description of share classes, including related fees, if any.
[6]	The Fund commenced operations on May 5, 2011.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$813.90	$7.87	$1,000.00	$1,016.12	$8.75	1.75%
Investor A	$1,000.00	$813.50	$8.99	$1,000.00	$1,014.88	$9.99	2.00%
Investor C	$1,000.00	$810.00	$12.34	$1,000.00	$1,011.16	$13.71	2.75%
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.
BLACKROCK INDIA FUND	JULY 31, 2013	5

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund’s investment advisor waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC (the “Manager”) is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Consolidated Financial Statements for additional information on waivers and reimbursements. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on February 1, 2013 and held through July 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK INDIA FUND	JULY 31, 2013

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 3 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, interest rate and foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

Portfolio Information

As of July 31, 2013

Ten Largest Holdings	Percent of Long-Term Investments
Infosys Ltd.	9%
Reliance Industries Ltd.	6
HDFC Bank Ltd.	5
Housing Development Finance Corp.	4
Tata Consultancy Services Ltd.	4
ITC Ltd.	4
Bharti Airtel Ltd.	3
Tech Mahindra Ltd.	3
Dr. Reddy’s Laboratories Ltd.	3
United Spirits Ltd.	3

Sector Allocation	Percent of Long-Term Investments
Financials	22%
Information Technology	22
Energy	12
Consumer Staples	12
Consumer Discretionary	9
Health Care	8
Telecommunication Services	5
Materials	4
Industrials	4
Utilities	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK INDIA FUND	JULY 31, 2013	7

Consolidated Schedule of Investments July 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 1.5%
Motherson Sumi Systems Ltd.	23,384	$78,997
Automobiles — 3.8%
Bajaj Auto Ltd.	1,002	31,885
Hero Motocorp Ltd.	1,327	39,664
Mahindra & Mahindra Ltd.	1,654	24,790
Maruti Suzuki India Ltd.	778	17,025
Tata Motors Ltd.	2,022	9,658
Tata Motors Ltd. Class A	34,172	73,443
		196,465
Beverages — 2.9%
United Breweries Ltd.	1,339	15,158
United Spirits Ltd.	3,467	135,909
		151,067
Chemicals — 1.6%
Godrej Industries Ltd.	6,241	26,959
Gujarat State Fertilisers & Chemicals Ltd.	8,800	7,909
Pidilite Industries Ltd.	8,698	38,410
Solar Industries India Ltd.	730	9,941
		83,219
Commercial Banks — 13.5%
HDFC Bank Ltd.	22,092	221,632
ICICI Bank Ltd.	9,090	135,868
IndusInd Bank Ltd.	12,003	76,424
ING Vysya Bank Ltd.	6,307	55,791
Karur Vysya Bank Ltd.	15,291	95,569
Punjab National Bank	3,480	34,009
State Bank of India	2,118	59,484
Union Bank of India	7,164	15,671
		694,448
Construction & Engineering — 1.4%
Larsen & Toubro Ltd.	5,344	74,449
Construction Materials — 1.1%
Shree Cement Ltd.	768	54,957
Consumer Finance — 2.4%
Bajaj Finance Ltd.	4,472	84,133
Mahindra & Mahindra Financial Services Ltd.	5,856	22,509
Shriram City Union Finance Ltd.	1,260	19,216
		125,858
Diversified Financial Services — 0.2%
Power Finance Corp. Ltd.	5,882	10,480
Electric Utilities — 2.1%
CESC Ltd.	8,486	44,798
Power Grid Corp. of India Ltd.	10,948	18,221
Tata Power Co. Ltd.	31,206	45,167
		108,186
Electrical Equipment — 0.8%
Havells India Ltd.	4,001	40,042
Food Products — 1.3%
Nestlé India Ltd.	415	36,129
Tata Global Beverages Ltd.	10,960	28,744
		64,873

Common Stocks	Shares	Value
Household Products — 0.4%
Jyothy Laboratories Ltd.	7,200	$19,393
Industrial Conglomerates — 1.2%
MAX India Ltd.	19,651	61,420
Internet Software & Services — 0.1%
Just Dial Ltd. (a)	561	6,438
IT Services — 17.3%
CMC Ltd.	650	12,977
HCL Technologies Ltd.	2,849	43,919
Hexaware Technologies Ltd.	31,318	59,876
Infosys Ltd.	8,618	423,310
Tata Consultancy Services Ltd.	6,524	194,800
Tech Mahindra Ltd.	7,762	158,887
		893,769
Media — 1.2%
Dish TV India Ltd. (a)	19,688	16,200
Sun TV Network Ltd.	1,464	9,731
Zee Entertainment Enterprises Ltd.	8,787	35,727
		61,658
Metals & Mining — 1.5%
Hindalco Industries Ltd.	5,900	8,731
NMDC Ltd.	5,417	8,726
Sterlite Industries India Ltd.	30,204	37,276
Tata Steel Ltd.	6,060	21,513
		76,246
Multiline Retail — 0.3%
Future Retail Ltd. (FKA Pantaloon Retail India Ltd.)	12,211	16,982
Oil, Gas & Consumable Fuels — 11.6%
Bharat Petroleum Corp. Ltd.	20,859	111,042
Cairn India Ltd.	9,547	46,373
Coal India Ltd.	9,767	45,240
Oil & Natural Gas Corp. Ltd.	21,573	103,063
Reliance Industries Ltd.	20,389	292,122
		597,840
Personal Products — 2.7%
Bajaj Corp. Ltd.	20,018	80,230
Emami Ltd.	5,688	43,721
Marico Ltd.	5,115	17,628
		141,579
Pharmaceuticals — 7.1%
Cadila Healthcare Ltd.	872	10,556
Dr. Reddy’s Laboratories Ltd.	3,924	146,587
Glenmark Pharmaceuticals Ltd.	4,618	43,861
Lupin Ltd.	3,553	50,900
Strides Arcolab Ltd.	1,529	14,825
Sun Pharma Advanced Research Co. Ltd. (a)	10,854	22,309
Sun Pharmaceutical Industries Ltd.	7,478	69,487
Wockhardt Ltd. (a)	1,062	8,181
		366,706
Real Estate Management & Development — 0.8%
Prestige Estates Projects Ltd.	5,320	11,211
Sobha Developers Ltd.	5,784	27,407
		38,618

Portfolio Abbreviation

FKA	Formerly Known As

See Notes to Consolidated Financial Statements.

8	BLACKROCK INDIA FUND	JULY 31, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software — 3.1%
NIIT Technologies Ltd.	19,902	$78,683
Oracle Financial Services Software Ltd. (a)	1,671	81,393
		160,076
Textiles, Apparel & Luxury Goods — 1.4%
Arvind Ltd.	25,739	33,417
Bata India Ltd.	1,788	28,300
Future Lifestyle Fashions, Ltd. (a)	4,462	9,908
		71,625
Thrifts & Mortgage Finance — 3.8%
Housing Development Finance Corp.	14,838	195,784
Tobacco — 3.4%
ITC Ltd.	31,063	174,643
Transportation Infrastructure — 0.3%
Adani Ports and Special Economic Zone Ltd.	7,833	16,127

Common Stocks	Shares	Value
Wireless Telecommunication Services — 4.8%
Bharti Airtel Ltd.	29,066	$164,871
Idea Cellular Ltd. (a)	29,531	81,964
		246,835
Total Long-Term Investments (Cost — $4,947,102) — 93.6%		4,828,780

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (b)(c)	193,664	193,664
Total Short-Term Securities (Cost — $193,664) — 3.8%		193,664
Total Investments (Cost — $5,140,766) — 97.4%		5,022,444
Other Assets Less Liabilities — 2.6%		133,650
Net Assets — 100.0%		$5,156,094

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.
(b)
Investments in issuers considered to be an affiliate of the Fund during the year ended July 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at July 31, 2012	Net Activity	Shares Held at July 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	32,591	161,073	193,664	$75

(c)	Represents the current yield as of report date.
•	Financial futures contracts as of July 31, 2013 were as follows:

Contracts Purchased	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
14	SGX CNX Nifty Index	Singapore Exchange	August 2013	$161,756	$(5,481)

•
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK INDIA FUND	JULY 31, 2013	9

Consolidated Schedule of Investments (concluded)
The following tables summarize the Fund’s investments are categorized in the disclosure hierarchy as of July 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	—	$78,997	—	$78,997
Automobiles	—	196,465	—	196,465
Beverages	—	151,067	—	151,067
Chemicals	$44,809	38,410	—	83,219
Commercial Banks	—	694,448	—	694,448
Construction & Engineering	—	74,449	—	74,449
Construction Materials	—	54,957	—	54,957
Consumer Finance	84,133	41,725	—	125,858
Diversified Financial Services	—	10,480	—	10,480
Electric Utilities	—	108,186	—	108,186
Electrical Equipment	—	40,042	—	40,042
Food Products	36,129	28,744	—	64,873
Household Products	—	19,393	—	19,393
Industrial Conglomerates	61,420	—	—	61,420
Internet Software & Services	6,438	—	—	6,438
IT Services	12,977	880,792	—	893,769
Media	—	61,658	—	61,658
Metals & Mining	—	76,246	—	76,246
Multiline Retail	—	16,982	—	16,982
Oil, Gas & Consumable Fuels	—	597,840	—	597,840
Personal Products	97,858	43,721	—	141,579
Pharmaceuticals	18,737	347,969	—	366,706
Real Estate Management & Development	—	38,618	—	38,618
Software	—	160,076	—	160,076
Textiles, Apparel & Luxury Goods	—	71,625	—	71,625
Thrifts & Mortgage Finance	—	195,784	—	195,784
Tobacco	—	174,643	—	174,643
Transportation Infrastructure	—	16,127	—	16,127
Wireless Telecommunication Services	—	246,835	—	246,835
Short-Term Securities	193,664	—	—	193,664
Total	$556,165	$4,466,279	—	$5,022,444

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(5,481)	—	—	$(5,481)
[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of July 31, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$57,000	—	—	$57,000
Foreign currency at value	245,241	—	—	245,241
Total	$302,241	—	—	$302,241

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of July 31, 2012, securities with a value of $276,206 were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of July 31, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period July 31, 2012 to July 31, 2013.

See Notes to Consolidated Financial Statements.

10	BLACKROCK INDIA FUND	JULY 31, 2013

Consolidated Statement of Assets and Liabilities

July 31, 2013
Assets
Investments at value — unaffiliated (cost — $4,947,102)	$4,828,780
Investments at value — affiliated (cost — $193,664)	193,664
Foreign currency at value (cost — $249,828)	245,241
Cash pledged for financial futures contracts	57,000
Investments sold receivable	33,678
Receivable from Manager	31,597
Dividends receivable	8,042
Total assets	5,398,002

Liabilities
Professional fees payable	109,994
Investments purchased payable	102,670
Transfer agent fees payable	4,604
Capital shares redeemed payable	1,402
Variation margin payable	812
Service and distribution fees payable	507
Officer’s and Trustees’ fees payable	8
Other accrued expenses payable	21,911
Total liabilities	241,908
Net Assets	$5,156,094

Net Assets Consist of
Paid-in capital	$6,007,142
Accumulated net realized loss	(722,879)
Net unrealized appreciation/depreciation	(128,169)
Net Assets	$5,156,094

Net Asset Value
Institutional — Based on net assets of $3,648,841 and 451,143 shares outstanding, unlimited shares authorized, $0.001 par value	$8.09
Investor A — Based on net assets of $1,246,954 and 154,611 shares outstanding, unlimited shares authorized, $0.001 par value	$8.07
Investor C — Based on net assets of $260,299 and 32,829 shares outstanding, unlimited shares authorized, $0.001 par value	$7.93

See Notes to Consolidated Financial Statements.

BLACKROCK INDIA FUND	JULY 31, 2013	11

Consolidated Statement of Operations

Year Ended July 31, 2013
Investment Income
Dividends — unaffiliated	$99,964
Dividends — affiliated	75
Total income	100,039

Expenses
Investment advisory	52,049
Professional	198,801
Custodian	48,225
Administration	51,183
Printing	30,919
Registration	24,862
Officer and Trustees	23,151
Service — Investor A	2,160
Service and distribution — Investor C	2,709
Transfer agent — Institutional	380
Transfer agent — Investor A	2,034
Transfer agent — Investor C	1,039
Administration — Institutional	1,016
Administration — Investor A	217
Administration — Investor C	68
Miscellaneous	33,300
Total expenses	472,113
Less transfer agent fees waived and/or reimbursed — Institutional	(380)
Less transfer agent fees waived and/or reimbursed — Investor A	(2,034)
Less transfer agent fees waived and/or reimbursed — Investor C	(1,039)
Less administration fees waived — Institutional	(1,016)
Less administration fees waived — Investor A	(217)
Less administration fees waived — Investor C	(68)
Less administration fees waived	(3,904)
Less fees waived and/or reimbursed by Manager	(367,328)
Total expenses after fees waived and/or reimbursed	96,127
Net investment income	3,912

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	36,270
Financial futures contracts	8,238
Foreign currency transactions	(15,350)
29,158
Net change in unrealized appreciation/depreciation on:
Investments	(147,991)
Financial futures contracts	(5,481)
Foreign currency translations	(4,416)
(157,888)
Total realized and unrealized loss	(128,730)
Net Decrease in Net Assets Resulting from Operations	$(124,818)

See Notes to Consolidated Financial Statements.

12	BLACKROCK INDIA FUND	JULY 31, 2013

Consolidated Statements of Changes in Net Assets

	Year Ended July 31,
Increase in Net Assets:	2013	2012
Operations
Net investment income	$3,912	$25,928
Net realized gain (loss)	29,158	(732,192)
Net change in unrealized appreciation/depreciation	(157,888)	(129,018)
Net decrease in net assets resulting from operations	(124,818)	(835,282)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(13,572)	(268)
Investor A	(640)	—
Decrease in net assets resulting from dividends to shareholders	(14,212)	(268)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,243,387	897,468

Net Assets
Total increase in net assets	1,104,357	61,918
Beginning of year	4,051,737	3,989,819
End of year	$5,156,094	$4,051,737
Undistributed net investment income	—	$14,212
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK INDIA FUND	JULY 31, 2013	13

Consolidated Financial Highlights

	Institutional
	Year Ended July 31,
	2013	2012	Period May 5, 2011[1] to July 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$7.95	$10.29	$10.00
Net investment income[2]	0.01	0.07	0.02
Net realized and unrealized gain (loss)	0.16	(2.41)	0.27
Net increase (decrease) from investment operations	0.17	(2.34)	0.29
Dividends from net investment income	(0.03)[3]	(0.00)[3,4]	—
Net asset value, end of period	$8.09	$7.95	$10.29

Total Investment Return[5]
Based on net asset value	2.08%	(22.73)%	2.90% [6]

Ratios to Average Net Assets
Total expenses	8.93%	16.97%	27.14%[7]
Total expenses after fees waived and/or reimbursed	1.75%	1.75%	1.75%[7]
Net investment income	0.09%	0.79%	0.77%[7]

Supplemental Data
Net assets, end of period (000)	$3,649	$3,558	$3,077
Portfolio turnover	120%	219%	45%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Amount is greater than $(0.005) per share.
[5]	Where applicable, total investment returns assume the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Certain expenses incurred during the period May 5, 2011 to July 31, 2011 have been included in the ratio, but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and/or reimbursed and net investment income would have been 40.60%, 1.75% and 0.77%, respectively.

See Notes to Consolidated Financial Statements.

14	BLACKROCK INDIA FUND	JULY 31, 2013

Consolidated Financial Highlights (continued)

	Investor A
	Year Ended July 31,
	2013	2012	Period May 5, 2011[1] to July 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$7.92	$10.28	$10.00
Net investment income[2]	0.03	0.01	0.00 [3]
Net realized and unrealized gain (loss)	0.13	(2.37)	0.28
Net increase (decrease) from investment operations	0.16	(2.36)	0.28
Dividends from net investment income	(0.01)[4]	—	—
Net asset value, end of period	$8.07	$7.92	$10.28

Total Investment Return[5]
Based on net asset value	2.00%	(22.96)%	2.80%[6]

Ratios to Average Net Assets
Total expenses	9.36%	17.38%	28.03%[7]
Total expenses after fees waived and/or reimbursed	2.00%	2.00%	2.00%[7]
Net investment income	0.29%	0.16%	0.05%[7]

Supplemental Data
Net assets, end of period (000)	$1,247	$333	$797
Portfolio turnover	120%	219%	45%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Dividends are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Certain expenses incurred during the period May 5, 2011 to July 31, 2011 have been included in the ratio, but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and/or reimbursed and net investment income would have been 44.35%, 2.00% and 0.05%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK INDIA FUND	JULY 31, 2013	15

Consolidated Financial Highlights (concluded)

	Investor C
	Year Ended July 31,
	2013	2012	Period May 5, 2011[1] to July 31, 2011
Per Share Operating Performance
Net asset value, beginning of period	$7.84	$10.26	$10.00
Net investment income loss[2]	(0.07)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.16	(2.41)	0.27
Net increase (decrease) from investment operations	0.09	(2.42)	0.26
Net asset value, end of period	$7.93	$7.84	$10.26

Total Investment Return[3]
Based on net asset value	1.15%	(23.59)%	2.60%[4]

Ratios to Average Net Assets
Total expenses	10.25%	18.68%	28.42%[5]
Total expenses after fees waived and/or reimbursed	2.75%	2.75%	2.75%[5]
Net investment loss	(0.78)%	(0.12)%	(0.49)%[5]

Supplemental Data
Net assets, end of period (000)	$260	$161	$116
Portfolio turnover	120%	219%	45%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	Aggregate total investment return.
[5]	Certain expenses incurred during the period May 5, 2011 to July 31, 2011 have been included in the ratio, but not annualized. If these expenses were annualized, the annualized ratio of total expenses, total expenses after fees waived and/or reimbursed and net investment loss would have been 43.43%, 2.75% and (0.49)%, respectively.

See Notes to Consolidated Financial Statements.

16	BLACKROCK INDIA FUND	JULY 31, 2013

Notes to Consolidated Financial Statements

1. Organization:

BlackRock India Fund (the “Fund”), a series of BlackRock FundsSM (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a Massachusetts business trust. The Fund is classified as diversified. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock India Fund (Mauritius) Limited (the “Subsidiary”), which is a wholly owned subsidiary of the Fund organized in Mauritius, which primarily invests in equity securities issued by companies that are domiciled in India. Through this investment structure, the Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts

BLACKROCK INDIA FUND	JULY 31, 2013	17

Notes to Consolidated Financial Statements (continued)

and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each

18	BLACKROCK INDIA FUND	JULY 31, 2013

Notes to Consolidated Financial Statements (continued)

of the two years ended July 31, 2013 and the period ended July 31, 2011. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

The Fund conducts its investment activities in India through its Subsidiary and leverages the Double Tax Avoidance Agreement (“DTAA”) between Mauritius and India. To benefit from the DTAA, the Subsidiary satisfies certain conditions, including residence in Mauritius. Under current regulations, a fund that is a tax resident of Mauritius, but has no branch or permanent establishment in India, is not subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Subsidiary is subject to tax in Mauritius on its net investment income at a rate of 15%; however, tax credits reduce the effective Mauritius income tax rate to a maximum of 3%. Income tax expense, if any, is disclosed in the Consolidated Statement of Operations.

As a result of legislative changes enacted by the 2012 India Finance Act (the “Act”) and its General Anti-Avoidance Rules (“GAAR”), the Subsidiary’s ability to leverage the treaty between Mauritius and India may be adversely impacted, and therefore the Fund may be subject to taxes on capital gains and/or dividends realized on Indian securities. The Act also includes provisions that impose Indian tax on the transfer of shares of an Indian company. Implementation of GAAR, which was originally effective April 1, 2013, has been deferred until April 1, 2015. Until more definitive guidance on the legislative changes is available, the impact to the Fund, if any, cannot be determined.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either

BLACKROCK INDIA FUND	JULY 31, 2013	19

Notes to Consolidated Financial Statements (continued)

specific transactions or portfolio instruments or to obtain exposure to or hedge exposure away from foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2013
	Derivative Liabilities
	Consolidated Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	$(5,481)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Year Ended July 31, 2013
Net Realized Gain (Loss) From
Foreign currency exchange contracts:
Foreign currency transactions	$ (1,155)
Equity contracts:
Financial futures contracts	8,238
Total	$ 7,083

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$(5,481)

For the year ended July 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts — US dollars purchased	4
Average US dollar amounts purchased	$40,439
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	7	[2]
Average number of contracts — US dollars sold	10	[2]
Average US dollar amounts purchased	$119,405	[2]
Average US dollar amounts sold	$358,780	[2]
[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange traded purchased futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 — $3 Billion	0.94%
$3 — $5 Billion	0.90%
$5 — $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager and State Street Bank and Trust Company (collectively, the “Administrator”) to provide administrative services (other than investment advice and related portfolio activities).

20	BLACKROCK INDIA FUND	JULY 31, 2013

Notes to Consolidated Financial Statements (continued)

The Fund pays the Administrator a monthly fee based upon the average daily value of the Fund’s net assets at the following annual rates:

Average Daily Net Assets	Administration Fee
First $500 Million	0.075%
$500 Million — $1 Billion	0.065%
Greater than $1 Billion	0.055%

In addition, each of the share classes is charged an administration fee based upon the average daily net assets of each respective class:

Average Daily Net Assets	Administration Fee
First $500 Million	0.025%
$500 Million — $1 Billion	0.015%
Greater than $1 Billion	0.005%

In addition, State Street Bank and Trust Company and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statement of Operations. For the year ended July 31, 2013, the Manager did not receive administration fees from the Fund.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The current expense limitations as a percentage of average daily net assets are as follows: 1.75% for Institutional; 2.00% for Investor A and 2.75% for Investor C. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2013 unless approved by the Board, including a majority of the Independent Trustees, or by a vote of the majority of the outstanding voting securities of the Fund. These amounts are included in fees waived and/or reimbursed by Manager, shown as administration fees waived, administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific in the Consolidated Statement of Operations.

For the year ended July 31, 2013, the Manager waived and/or reimbursed $367,269, which is included in fees waived and/or reimbursed by Manager in the Consolidated Statement of Operations, and waived $3,904 in administration fees, which is shown as administration fees waived in the Consolidated Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended July 31, 2013, the Manager waived $59, which is included in fees waived and/or reimbursed by Manager in the Consolidated Statement of Operations.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2013, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2014	2015
Fund level	$585,745	$371,192
Institutional	$801	$1,396
Investor A	$1,829	$2,251
Investor C	$517	$1,107

The following Fund level and class specific waivers and/or reimbursement previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2013:

Fund Level	$164,986
Institutional	$1,583
Investor A	$26
Investor C	$13

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act,

BLACKROCK INDIA FUND	JULY 31, 2013	21

Notes to Consolidated Financial Statements (continued)

the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $449.

For the year ended July 31, 2013, affiliates received CDSCs of $109 for Investor C Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Consolidated Statement of Operations.

5. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2013, were $6,926,356 and $6,014,808, respectively.

6. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2013 attributable to net operating losses, foreign currency transactions and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Paid-in capital	$(938)
Undistributed net investment income	$(3,912)
Accumulated net realized loss	$4,850

The tax character of distributions paid during fiscal years ended July 31, 2013 and July 31, 2012 was as follows:

	7/31/13	7/31/12
Ordinary income	$14,212	$268

As of July 31, 2013, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(488,340)
Net unrealized losses[1]	(314,051)
Qualified late-year losses[2]	(48,657)
Total	$(851,048)
[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending July 31, 2014.

As of July 31, 2013, the Fund had a capital loss carryforward, with no expiration dates, available to offset future realized capital gains of $488,340.

As of July 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$5,326,648
Gross unrealized appreciation	$193,878
Gross unrealized depreciation	(498,082)
Net unrealized depreciation	$(304,204)

7. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended July 31, 2013.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and

22	BLACKROCK INDIA FUND	JULY 31, 2013

Notes to Financial Statements (concluded)

currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

As of July 31, 2013, the Fund invested a significant portion of its assets in securities in the financials and information technology sectors. Changes in economic conditions affecting the financial and information technology sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. At July 31, 2013, the Fund invested 96% of its assets in India. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in India may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the US. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities.

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,793	$83,216	154,370	$1,146,699
Shares issued to shareholders in reinvestment of dividends	483	4,627	1	6
Shares redeemed	(5,944)	(52,746)	(5,531)	(44,269)
Net increase	3,332	$35,097	148,840	$1,102,436

Investor A
Shares sold	228,705	$2,128,975	52,030	$415,670
Shares issued to shareholders in reinvestment of dividends	65	620	—	—
Shares redeemed	(116,132)	(1,046,841)	(87,516)	(699,622)
Net increase (decrease)	112,638	$1,082,754	(35,486)	$(283,952)

Investor C
Shares sold	30,288	$283,919	10,166	$86,412
Shares redeemed	(17,991)	(158,383)	(956)	(7,428)
Net increase	12,297	$125,536	9,210	$78,984
Total Net Increase	128,267	$1,243,387	122,564	$897,468

At July 31, 2013, shares owned by affiliates were as follows:

Shares
Institutional	296,000
Investor A	2,000
Investor C	2,000

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on Company’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On September 19, 2013, the Board approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective October 28, 2013, except for certain retirement plan investments, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. The shares of any shareholders holding shares on the date of liquidation, which the Fund currently anticipates to be on or about December 10, 2013, will be redeemed at the net asset value per share, and the Fund will then be terminated as a series of the Trust.

BLACKROCK INDIA FUND	JULY 31, 2013	23

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock India Fund and
Board of Trustees of BlackRock FundsSM:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock India Fund and its subsidiary ( the “Fund”), including the consolidated schedule of investments, as of July 31, 2013, and the related consolidated statement of operations for the year then ended, consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock India Fund and its subsidiary as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 26, 2013

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by BlackRock India Fund during the fiscal year ended July 31, 2013 consists of qualified dividend income for individuals.

24	BLACKROCK INDIA FUND	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met in person on April 11, 2013 (the “April Meeting”) and May 20-22, 2013 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) among the Trust, on behalf of BlackRock India Fund, a series of the Trust (the “Fund”), BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, and BlackRock India Fund (Mauritius) Limited, a subsidiary of the Fund. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock (Hong Kong) Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, twelve of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Trust’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Board further considered the importance of: organizational and structural variables to investment performance; rates of portfolio turnover; BlackRock’s performance accountability for portfolio managers; marketing support for the funds; services provided to the Fund by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense

BLACKROCK INDIA FUND	JULY 31, 2013	25

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; (g) sales and redemption data regarding the Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between Manager and the Trust with respect to the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
26	BLACKROCK INDIA FUND	JULY 31, 2013

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the second and first quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2012 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total net operating expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members

BLACKROCK INDIA FUND	JULY 31, 2013	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

28	BLACKROCK INDIA FUND	JULY 31, 2013

Officers and Trustees
Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2011	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 108 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2011
President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.
				33 RICs consisting of 108 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2011
Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.
				33 RICs consisting of 108 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 108 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2011
Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.
				33 RICs consisting of 108 Portfolios	None

Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 108 Portfolios	None

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2011	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 108 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011
Director, Jones and Brown (Canadian insurance broker) since 1998; Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.
				33 RICs consisting of 108 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 108 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2011
President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.
				33 RICs consisting of 108 Portfolios	None
BLACKROCK INDIA FUND	JULY 31, 2013	29

Officers and Trustees (continued)
Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2011
Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.
				33 RICs consisting of 108 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2011
Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.
				33 RICs consisting of 108 Portfolios	None

[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2] Date shown is the earliest date a person has served for the Trust covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2009, those Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2011
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	BLACKROCK INDIA FUND	JULY 31, 2013

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2011
Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2011
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2011
Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2011	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2011
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2011	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012
Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809
	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809		Legal Counsel Sidley Austin LLP New York, NY 10019
BLACKROCK INDIA FUND	JULY 31, 2013	31

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

32	BLACKROCK INDIA FUND	JULY 31, 2013

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK INDIA FUND	JULY 31, 2013	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income

      Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds
BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund

BlackRock Emerging Market Allocation Portfolio

BlackRock Global Allocation Fund

BlackRock Managed Volatility Portfolio

BlackRock Multi-Asset Income Portfolio

BlackRock Multi-Asset Real Return Fund

BlackRock Strategic Risk Allocation Fund

	LifePath Active Portfolios		LifePath Index Portfolio
	2015 2020 2025 2030 2035	2040 2045 2050 2055	Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock Prepared Portfolios Conservative Prepared Portfolio Moderate Prepared Portfolio Growth Prepared Portfolio Aggressive Growth Prepared Portfolio	LifePath Portfolios
	Retirement 2020 2025 2030 2035	2040 2045 2050 2055

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK INDIA FUND	JULY 31, 2013

[THIS PAGE INTENTIONALLY LEFT BLANK]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

INDIA-7/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.
Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish
Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services
The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Long/Short Equity Fund	$27,500	$27,500	$0	$0	$13,850	$13,350	$0	$0
BlackRock Global Long/Short Equity Fund	$25,500	$0	$0	$0	$0	$0	$0	$0
BlackRock India Fund	$42,263	$42,000	$0	$0	$13,850	$13,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.
(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not Applicable
(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Emerging Markets Long/Short Equity Fund	$13,850	$13,350
BlackRock Global Long/Short Equity Fund	$0	$0
BlackRock India Fund	$13,850	$13,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
3

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) Code of Ethics – See Item 2
(a)(2) Certifications – Attached hereto
(a)(3) Not Applicable
(b) Certifications – Attached hereto
4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: October 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: October 2, 2013

5